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Exhibit 10.14

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

DISTRIBUTION AGREEMENT

by and between

AstraZeneca LP

and

Prometheus Laboratories Inc.

DATE: November 19, 2004

1	Definitions	4
2	Appointment, Grant, Representations and Warranties	14
3	Royalty Payments and Milestones	20
4	Regulatory Activities and Responsibilities	27
5	Clinical Studies and Improvements	29
6	Commercialization	31
7	Significant Market Events	43
8	Forecasting and Ordering	46
9	Trademarks	48
10	Supply of Product and Manufacturing	50
11	Delivery, Title and Risk of Loss	52
12	Sample Product	52
13	Purchase Price, Invoicing and Payment	53
14	Non-Conforming Product/Returns	54
15	Storage and Distribution	56
16	Product Recall	56
17	Adverse Event Reporting	58
18	Promotion Start Date, First Sales Booking Date and Term	58
19	Termination	58
20	Consequences of Termination	60
21	Governance and Oversight	66
22	Trademark and Patent Infringement	68
23	Non-Compete	70
24	Change in Control	71
25	Compliance; Third-Party Compliance	72
26	Indemnification	73
27	No Implied Representations	75
28	Confidentiality	75
29	Assignment and Affiliates	77
30	General Provisions	77

Schedules
Schedule A	Details of the Product
Schedule B	Baseline Net Sales/Tier 2 Revenues/Termination Baseline Sales
Schedule C	Product Units, Sales and Net Sales Figures (11/2001-9/2004)
Schedule C-1	Product Returns History (7/2002-9/2004)
Schedule D	Packaging Configuration
Schedule E	Minimum PDE Requirement and Minimum A&P Spend
Schedule E-1	CSO Hiring Standards
Schedule F	Patents
Schedule G	Merck & Co., Inc. Affiliate Distribution Rights Granted to AstraZeneca
Schedule H	Prometheus Marketing Code of Practice
Schedule I	Medical and Product Information Obligations of AstraZeneca
Schedule J	Transitional Obligations Regarding Managed Market Contracts
Schedule K	Initial Firm Forecast and Delivery Schedule
Schedule L	Purchase Price
Schedule M	Life-Cycle Development
Schedule M-1	Compensation Plan
Schedule N	Proposed Prometheus Labeling
Schedule O	Maximum Quantities of Product and Sample Product
Schedule P	Compliance with Third Party Obligations
Schedule Q	Insurance Requirements
Schedule R	Order and Delivery Timetables
Schedule S	Pipeline Inventory Adjustment Formulas
Schedule T	Promotional Materials Expiration Dates
Schedule U	[***]
Schedule V	Oversight and Operations Committees
Schedule W	Training and Compliance
Schedule X	Prometheus Disclosure Schedule
Schedule Y	Quality Assurance Agreement
Schedule Z	Safety Reporting Agreement
Schedule AA	Excluded Prometheus Products

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

DISTRIBUTION AGREEMENT

        This Distribution Agreement (the "Agreement") is made effective as of the 19th day of November, 2004 (the "Effective Date") by and between:

(1)
ASTRAZENECA LP, a Delaware limited partnership, with a principal place of business at 1800 Concord Pike, Wilmington, DE 19803 ("AstraZeneca"); and

(2)
PROMETHEUS LABORATORIES INC., a California corporation, with a principal place of business at 5739 Pacific Center Blvd., San Diego, CA 92121 ("Prometheus").

WHEREAS:

(A)
AstraZeneca and/or its Affiliates or agents Manufacture and Promote the Product under the Trademarks in the Territory (in each case as defined below); and

(B)
AstraZeneca and Prometheus wish to enter into an agreement to appoint Prometheus to Promote the Product in the Territory on the terms and conditions set out below.

        NOW, THEREFORE, and in consideration of the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1
Definitions
Unless otherwise specifically provided in this Agreement, the following terms shall have the following meanings:

1.1
"Action" shall mean any claim, action, cause of action or suit (whether in contract or tort or otherwise), litigation (whether at law or in equity, whether civil or criminal), controversy, assessment, arbitration, investigation, hearing, charge, complaint, demand, notice or proceeding of, to, from, by or before any Governmental Authority.

1.2
"Additional Purchase Price Payments" shall have the meaning defined in Schedule L (Purchase Price).

1.3
"Affiliate" shall mean, with respect to a Person, any Person that Controls, is Controlled by or is under common Control with such Person.

1.4
"Alliance Team Restrictions" shall mean, for any information subject to such restrictions, that AstraZeneca shall not disclose or communicate such information to any Person other than the Persons set forth on Schedule V (Oversight and Operations Committees), and to Merck & Co., Inc. if and as required pursuant to the agreements between AstraZeneca or one of its Affiliates and Merck & Co., Inc., during the Term and, thereafter, that such information shall be used only in connection with the Promotion of the Product by or on behalf of AstraZeneca or any purchaser or successor-in-interest of AstraZeneca's rights to the Product.

1.5
[***]

1.6
"Approved Indication" shall mean the indication(s) for which the Product is approved by the FDA in the Territory.

1.7
"Assigned Sales Based Contract" shall mean a Sales Based Contract (as described in Schedule J (Transitional Obligations Regarding Managed Market Contracts)) that is assigned to Prometheus by AstraZeneca in accordance with Schedule J.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.8
"AstraZeneca Core Competitor" shall mean any Person that markets one or more of the following pharmaceutical products in the Territory: [***].

1.9
"AstraZeneca Designees" shall have the meaning defined in Section 5.4.

1.10
"Baseline Sales" shall mean, for each Sales Year, AstraZeneca's baseline Net Sales forecast set forth on Schedule B (Baseline Net Sales/Tier 2 Revenues/Termination Baseline Sales).

1.11
"Brand Essence" shall mean, with respect to the Product, the branding of the Product (i.e., brand image, icon, logo, logo-type, font and color).

1.12
"Business Day" shall mean any day that is not a Saturday, a Sunday or a day that the commercial banks in New York City are authorized or permitted by Law to remain closed. The term "day" as used in this Agreement means a calendar day.

1.13
"Change in Control" shall mean the occurrence of any of the following: (A) any "person" (as the term "person" is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than a Permitted Holder, acquiring or becoming the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of capital stock or other voting securities representing more than fifty percent (50%) of the voting power of the aggregate then outstanding capital stock (including other voting securities) of Prometheus; (B) Prometheus (i) consummating a merger, consolidation, reorganization or other similar transaction with another Person or Persons (other than a Permitted Holder) where the capital stock and other voting securities of Prometheus outstanding immediately preceding such transaction (or the capital stock and other voting securities issued with respect to the capital stock and other voting securities of Prometheus outstanding immediately preceding such transaction) represent less than fifty percent (50%) of the voting power of Prometheus or surviving entity, as the case may be, following such transaction, or (ii) liquidates, dissolves or winds-up; or (C) at any time following the initial public offering of voting securities by Prometheus (but not, for these purposes, including such initial public offering), any "person" (as the term "person" is used for the purposes of Sections 13(d) or 14(d) of the Exchange Act), other than a Permitted Holder, acquires nineteen and nine-tenths percent (19.9%) or more of the voting power of the then outstanding capital stock and other voting securities of Prometheus.

1.14
"CIC Termination Sales Year Percentage" shall have the meaning defined in Section 20.2.3.

1.15
"COGS Payments" shall have the meaning defined in Schedule L (Purchase Price).

1.16
"Competing Product" shall mean any pharmaceutical compound or product (other than the Product) (A) that [***] (x) [***] or (y) [***] or (B) any pharmaceutical product with an indication for the treatment of active or maintenance of mild to moderate Crohn's disease; except that, for the avoidance of doubt, part (B) of this definition excludes (i) any pharmaceutical compound, pharmaceutical product or combinations of pharmaceutical products that are not indicated for the amelioration of Crohn's disease, such as, by way of example only, pharmaceutical compounds, pharmaceutical products or combinations of pharmaceutical products designed to enable a patient with Crohn's disease to absorb nutrients, and (ii) any pharmaceutical product with an indication for moderate to severe Crohn's disease. For the avoidance of doubt, "Competing Product" excludes [***].

1.17
"Competitive Products" shall have the meaning defined in Section 7.1.7(b).

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.18
"Confidential Information" shall mean information (including Information) provided by one Party to the other and that is marked as confidential or proprietary (or, if disclosed orally, that is summarized in a writing indicating such information to be confidential or proprietary within thirty (30) days of disclosure) or that a reasonable Person would understand to be confidential, subject to Section 28.1 below. All information and documentation submitted to the FDA by AstraZeneca under the INDs and NDAs relevant to the Product (including e-mail and facsimile transmissions) shall also be considered Confidential Information hereunder, subject to any relevant exceptions under Section 28.1.

1.19
"Control" and "Controlled" shall mean to possess, directly or indirectly, the power to direct the management or policies of a Party, whether through ownership of voting securities or by contract relating to voting rights or corporate governance, or otherwise.

1.20
"Credit Note" shall mean a credit memo issued by AstraZeneca to Prometheus and usable by Prometheus as an offset against amounts payable to AstraZeneca by Prometheus or, if no such amounts are outstanding at the time of termination or expiration of this Agreement or later, for a refund from AstraZeneca to Prometheus which AstraZeneca shall pay to Prometheus no later than thirty (30) days after any such termination or expiration.

1.21
"Crohn's disease Market Share" shall mean, with respect to a Quarter, the amount equal to (i) the total number of retail prescriptions written for the Competing Product described in Section 23.2 for the treatment of Crohn's disease during such Quarter divided by (ii) the aggregate total number of retail prescriptions written for all Competitive Products (including the Product) during such Quarter, expressed as a percentage, each as reported by IMS Health in its National Prescription Analysis (NPA).

1.22
"Crohn's disease Percentage Utilization" shall mean, with respect to a Competing Product, a percentage calculated from IMS Health's National Disease and Therapeutic Index (NDTI) which is the percentage of product prescriptions written for such Competing Product for the treatment of Crohn's disease.

1.23
"Current AstraZeneca Program Discount" means, with respect to a Discount Prometheus provides or agrees to provide with respect to a Government Health Care Program, the Deductions AstraZeneca takes in Q4 2004 with respect to such Government Health Care Program. AstraZeneca shall provide such information to Prometheus as soon as practicable, no later than September 30, 2005. Until such Q4 2004 information is provided to Prometheus, no adjustments shall be made under Section 3.6(a)(ii). Any adjustments under Section 3.6(a)(ii) relating to periods before such Q4 2004 information is provided will be calculated and reconciled under Section 3.6(a)(iv) after the Q4 2004 information is provided.

1.24
"Deductions" from Net Sales shall mean the types of deductions from Gross Sales described in the definition of "Net Sales" in Section 1.63.

1.25
"Demand Forecast" shall mean, for each Product, the forecast of demand for extended unit prescriptions (Rx demand) for each such Product for the applicable period multiplied by the wholesale acquisition cost assumed to be in effect for such Product during such period (provided that any forecasted wholesale acquisition cost shall not be binding and Prometheus shall have the right to set the wholesale acquisition cost in its sole discretion).

1.26
"Diagnostic Products Group" shall mean each of the following: (i) the IBD First StepSM and IBD Diagnostic System; (ii) ProPredictRx® TPMT Genetics, ProPredictRx® EnzAct, ProPredictRx® Metabolites and ProPredictRx® Serum Infliximab, and (iii) Comprehensive Celiac Disease System, Celiac Disease Serology and Pro-GenologixSM Celiac Genetics, and (iv) any other commercially reasonable product groups that the Parties may agree upon in good faith from time to time.

1.27
"Diligent Efforts" shall mean, with respect to each Party's obligations relating to the Product, the carrying out of such obligations in a diligent manner, taking into account issues of safety and efficacy, the competitiveness in the marketplace, the regulatory structure involved, and other relevant scientific, technical and commercial factors; provided, however, that with respect to any responsibilities of either Party related to Regulatory Approvals (other than the approval process for the sNDA), neither Party shall be entitled to take any commercial factors into account in its exercise of "Diligent Efforts".

1.28
"Discount" shall mean a discount, rebate or other price concession.

1.29
"Effective Date" shall have the meaning defined in the first paragraph of this Agreement.

1.30
"Extended Therapy Claim" shall mean a labeling change both (i) in the therapeutic indication for the Product to include (a) the prolongation of symptom control, (b) the maintenance of clinical remission, or (c) the prevention of clinical relapse or recurrence, and (ii) to allow dosing at six (6) milligrams for at least [***] months, or for at least [***] months, as applicable under Section 1.85. Each of the labeling changes set forth in (i)(a) through (i)(c) above shall be referred to as a "Labeling Change in the Therapeutic Indication" for purposes of Section 1.85. Extended Therapy Claim shall also mean a dosing change to allow dosing at six (6) milligrams for at least [***] months, or for at least [***] months, as applicable under Section 1.85 ("Labeling Change for Increased Dosing").

1.31
"FDA" shall mean the Food and Drug Administration of the United States of America.

1.32
"FD&C Act" shall mean the Federal Food, Drug, and Cosmetic Act, as amended or modified from time to time.

1.33
"Firm Forecast" shall have the meaning defined in Section 8.4.

1.34
"First Sales Booking Date" shall mean January 1, 2005.

1.35
"Force Majeure" shall have the meaning defined in Section 30.8.

1.36
"Force Majeure Party" shall mean a Party prevented or delayed in its performance under this Agreement by an event of Force Majeure.

1.37
"General Positioning" shall mean, unless otherwise agreed by the Oversight Committee pursuant to Section 6.2.4 or otherwise, first-line therapy for active Crohn's disease by focusing primarily on efficacy versus the 5-aminosalicylate class and secondarily on comparable efficacy and superior safety versus systemic steroids.

1.38
"Generic" shall mean a generic version or alternative formulation of oral budesonide that has demonstrated bioequivalence to the Product or is approved by the FDA in accordance with the Abbreviated NDA (ANDA) process (FD&C Act Section 505(j)).

1.39
"GLP" shall mean the current good laboratory practices applicable from time to time to the activities conducted hereunder pursuant to all applicable Laws in force in the Territory including the Code of Federal Regulations Title 21.

1.40
"Good Manufacturing Practices" (or "cGMP") shall mean the current good manufacturing practices applicable from time to time to the Manufacture, testing, storage, handling and/or transportation of the Product pursuant to all applicable Laws in force in the Territory including the Code of Federal Regulations Title 21.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.41
"Government Health Care Programs" shall mean the Medicare program (Title XVIII of the Social Security Act), the Medicaid program (Title XIX of the Social Security Act), TRICARE, the Federal Employee Health Benefits Program, and other foreign, federal, state, and local governmental health care plans and programs.

1.42
"Governmental Authority" shall mean any United States federal, state or local or any foreign government, or political subdivision thereof, or any multinational organization or authority or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, any court or tribunal (or any department, bureau or division thereof), or any governmental arbitrator or arbitration body.

1.43
"Gross Sales" shall have the meaning defined in Section 1.63.

1.44
"Health Care Laws" shall mean Laws relating to Government Health Care Programs, Private Health Care Plans, privacy and confidentiality of patient health information and human biological materials, including: federal and state Laws pertaining to the federal Medicare and Medicaid programs (including the Medicaid rebate program); federal Laws pertaining to the Federal Employees Health Benefit Program, the TRICARE program and other Government Health Care Programs; federal and state Laws applicable to health care fraud and abuse, kickbacks, physician self-referral and false claims (including 42 U.S.C. § 1320a-7a, 42 U.S.C. § 1320a-7b, 42 U.S.C. § 1395 nn and the federal Civil False Claims Act, 31 U.S.C. § 3729 et seq.); the Health Insurance Portability and Accountability Act of 1996; and 45 C.F.R. Part 46, each as in effect and as amended from time to time.

1.45
"IND" shall mean the Investigational New Drug application for the Product, submitted to the FDA in accordance with Code of Federal Regulations Title 21 § 312.

1.46
"Indemnification Claim Notice" shall have the meaning defined in Section 26.3.

1.47
"Indemnified Party" shall mean a Person seeking to recover Loss under Article 26 (Indemnification).

1.48
"Indemnifying Party" shall mean the Party from whom recovery of Loss is sought under Article 26 (Indemnification).

1.49
"Independent Expert" shall have the meaning defined in Section 14.2.

1.50
"Information" shall mean all information and know-how relating to the Product in the Territory that is owned or controlled by or freely available to AstraZeneca or any of its Affiliates which (a) AstraZeneca or its Affiliates, as applicable, is legally permitted to share with a Person other than an Affiliate, (b) is reasonably required by Prometheus to perform its obligations or exercise its rights under this Agreement and (c) is material to the conduct of the business of Promoting and selling the Product in the Territory, including information relating to sales and marketing data, reports and studies (including comparative studies that have been published in a peer reviewed journal or similar publication) relating to the Product in the Territory; provided, that, "Information" shall not include any information relating to the Manufacture of the Product or anything relating to AstraZeneca's own internal costs relating thereto.

1.51
"Interim Period" shall mean the period from the Effective Date to the First Sales Booking Date.

1.52
"KOL" or "Key Opinion Leader" shall mean a healthcare professional recognized as a leading expert in the field of gastroenterology in the Territory.

1.53
"Law" shall mean any United States federal, state or local or foreign or multinational law, statute, ordinance, code, rule, regulation, or any government order, or any license, franchise, permit or similar right granted under any of the foregoing, or any similar provision having the force or effect of law.

1.54
"Loss" shall mean any and all liabilities, claims, demands, causes of action, damages, loss or expenses, including interest, penalties, and related reasonable lawyers' fees and disbursements.

1.55
"Managed Care Contract" shall mean an agreement with a managed care organization or other Third Party providing for a Discount other than an agreement with respect to a Government Health Care Program.

1.56
"Manufacture" shall mean the process of manufacturing, testing, formulating and Packaging the Product. "Manufacturing" may also be used to refer to the foregoing.

1.57
"Marks" shall mean all names, trademarks, service marks, trade dress, logos, brands, slogans and other indicia of origin.

1.58
"Merck Minimums" shall mean A&P Spend and PDE Value with a combined value of at least (x) [***] percent ([***]%) of the Net Sales in calendar year 2005, (y) [***] percent ([***]%) of the Net Sales in calendar year 2006, and (z) [***] percent ([***]%) of the Net Sales in calendar years after December 31, 2006 and thereafter; provided however that (i) if any amendment to any agreement between AstraZeneca (or any of its Affiliates) and Merck & Co., Inc. (or any of its Affiliates) lowers such minimums, then such minimums shall automatically and immediately be reduced hereunder to equal such reduced amount and, (ii) if any such agreement containing such minimums is terminated or otherwise no longer in force, or any such agreement remains in force but the minimums are no longer in force or no longer apply for any reason, then such minimums shall automatically and immediately be reduced hereunder to zero.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.59
"Minimum PDE Requirements" shall have the meaning defined in Section 6.1.4(b).

1.60
"Minimum Primary Details" shall have the meaning defined in Section 6.1.4(b).

1.61
"NDA" shall mean the New Drug Application for the Product requesting permission to place a drug on the market in accordance with Code of Federal Regulations Title 21 § 314, and all supplements filed pursuant to the requirements of the FDA.

1.62
"NDC" shall mean the National Drug Code for the Product in the United States.

1.63
"Net Sales" shall mean for any period, the total amount required to be recorded for such period by Prometheus and/or any Affiliate of Prometheus on its books and records, in accordance with U.S. Generally Accepted Accounting Principles ("Gross Sales") with respect to sales of the Product in the Territory to non-Affiliates for any use (whether in human medicine or otherwise) after deducting (except to the extent already deducted in the amount recorded) trade and quantity discounts, rebates, returns, chargebacks, credits and allowances (which for the avoidance of doubt do not include write-offs or bad debts), retroactive price reductions or adjustments, and [***] percent ([***]%) of the amount recorded to cover all other miscellaneous amounts, including cash discounts ("fast pay"), off-invoice discounts, sales or excise taxes, transportation, and insurance charges (unless already deducted or reflected in the amount recorded). Notwithstanding the foregoing, the supply of the Product for (a) Samples, (b) charitable donations or compassionate use, or (c) any clinical study shall not be included within the computation of Net Sales. For the avoidance of doubt, and by way of example, "allowances" for the purposes of the calculation of Net Sales include (i) credits given to customers at the time of list price increases, including fees for inventory management agreements with wholesalers and/or distributors, (ii) credits given to customers for stocking allowances upon the launch of a new version of the Product, and (iii) credits given (or payments made) to customers or patients based upon the redemption of a coupon or free trial offer.

1.64
"Operations Committee" shall have the meaning defined in Section 21.2.

1.65
"Oversight Committee" shall have the meaning defined in Section 21.2.

1.66
"Package," with correlative meanings, shall mean the process of inspecting, packaging, packing and labeling the Product.

1.67
"Packaging Configuration" shall mean quantities of Product by dosage form and strength as set out in Schedule D (Packaging Configuration).

1.68
"Parties" shall mean AstraZeneca and Prometheus, and "Party" shall mean either of AstraZeneca or Prometheus.

1.69
"Patents" shall mean the patents and/or patent applications set forth in Schedule F (Patents) relating to the Product, together with any and all renewals, amendments, extensions, additions, divisions, continuations, continuations in-part, of such patents and/or patent applications, in the Territory.

1.70
"PDE" shall mean a primary detail equivalent where a Primary Product Presentation has a value of [***] primary detail equivalent, a Secondary Product Presentation has a value of [***] primary detail equivalent, and a Tertiary Product Presentation has a value of [***] primary detail equivalent.

1.71
"PDE Value" shall mean [***] dollars ($[***]).

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.72
"Permitted Holder" shall mean a Person that is a holder of voting securities of Prometheus as of the Effective Date.

1.73
"Person" shall mean an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.

1.74
"Pipeline Inventory" shall have the meaning defined in Schedule S (Pipeline Inventory Adjustment Formulas).

1.75
"Primary Product Presentation" shall mean a detail during a face-to-face sales call to a potential prescriber of the Product in which no more than, in aggregate, [***] products (includes Product and Diagnostic Products Group) are presented and the Product receives, on average, at least [***] percent ([***]%) or more of the total call time of the detail; provided, however, that all calls where at least [***] minutes are spent on the Product but such time spent does not account for at least [***] percent ([***]%) of the total call time will also be deemed to qualify for a Primary Product Presentation.

1.76
"Private Health Care Plans" shall mean non-governmental third-party health care payors and plans, including insurance companies, health maintenance organizations and other managed care organizations, Blue Cross and Blue Shield plans and self-funded employers.

1.77
"Product" shall mean the finished, labeled and Packaged form of the Substance for the treatment of active or maintenance of mild to moderate Crohn's disease in humans and marketed as ENTOCORT® EC (budesonide), as more particularly described in Schedule A (Details of the Product), as the same may be amended from time to time in accordance with the terms hereof. The term "Product" also includes new product versions of the product currently marketed as ENTOCORT® EC (budesonide) as a result of: improvements or changes made to (i) the Manufacturing of the Product, (ii) the packaging of the Product, or (iii) the ingredients other than the active ingredient in the Product; or any new therapeutic indication of the Product; and/or any line extensions of the Product, including suppositories. The term "Product(s)" shall, where the context permits, also include Sample Product and singular references to Product shall include the plural and the plural shall include the singular.

1.78
"Product Sales Forecast" shall mean, for each Product, the forecast of extended unit demand for such Product from wholesalers, mail order houses, government entities, and other distributors multiplied by the wholesale acquisition cost assumed to be in effect for such Product during such period (provided that any forecasted wholesale acquisition cost shall not be binding and Prometheus shall have the right to set the wholesale acquisition cost in its sole discretion).

1.79
"Product Sales Force" shall mean the Sales Force Representatives that Prometheus has designated pursuant to Section 6.1.1(c) as the Sales Force for the Product.

1.80
"Prometheus Fault" shall have the meaning defined in Section 16.5.

1.81
"Prometheus Marks" shall have the meaning defined in Section 9.1.

1.82
"Promote" shall mean any activity to promote, distribute, market and sell (including the distribution of samples) or any activity to communicate the sale, supply or use of the Product, (including advertising, discussion of a Product with doctors, patients, managed care and other potential customers, making announcements, arranging and attending medical/scientific meetings and invitations or sponsorship to attend medical/scientific meetings and public relations activities, conventions and any other activities normally undertaken by a pharmaceutical company's sales

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

  force to implement marketing plans and strategies aimed at encouraging the appropriate use of the pharmaceutical Product); provided that, "Promote" shall not include any actions undertaken with Regulatory Authorities in order to obtain or maintain necessary Regulatory Approvals or other activities as described in Articles 4 (Regulatory Activities and Responsibilities) and 16 (Product Recall). "Promotion" may also be used to refer to the foregoing.

1.83
"Promotion Start Date" shall mean January 1, 2005.

1.84
"Promotional Materials" shall mean all materials used by Prometheus to Promote the Product, including advertisements, brochures and other written material, audio and video material, computer based material, web sites, display panels, medically relevant give-aways, press/media communications and training and briefing materials for Representatives or any other marketing materials aimed at physicians, patients, customers, or organized customer groups.

1.85
"PSC Milestone Payment" shall mean the amount set forth in the following chart corresponding to the contents of the Extended Therapy Claim obtained by AstraZeneca. If the contents of the Extended Therapy Claim obtained satisfy [***] of the descriptions listed in the first column of the following chart, the amount of the PSC Milestone Payment shall equal the highest of the applicable amounts:

Contents of Extended Therapy Claim	Amount
Labeling Change in the Therapeutic Indication (see Section 1.30 for definition) and dosage information permitting use of the Product therefor for at least [***] months	U.S. $[***]
Labeling Change in the Therapeutic Indication (see Section 1.30 for definition) and dosage information permitting use of the Product therefor for at least [***] months	U.S. $[***]

No Labeling Change in the Therapeutic Indication (see Section 1.30 for definition) but a Labeling Change for Increased Dosing (see Section 1.30 for definition) permitting use of the Product therefor for at least [***] months	U.S. $[***]

No Labeling Change in the Therapeutic Indication (see Section 1.30 for definition) but a Labeling Change for Increased Dosing (see Section 1.30 for definition) permitting use of the Product therefor for at least [***] months	U.S. $[***]
1.86
"Purchase Price" for Samples shall have the meaning set out in Article 12 (Sample Product) and for Product shall have the meaning set out in Article 13 (Purchase Price, Invoicing and Payment).

1.87
"Purchase Price Payments" shall mean payments required to be made pursuant to Section 13.2 for retail Product.

1.88
"Quality Assurance Agreement" shall have the meaning defined in Section 2.6.1.

1.89
"Quarter" shall mean each successive period of three (3) calendar months commencing on 1 January, 1 April, 1 July and 1 October in each calendar year commencing from the First Sales Booking Date.

1.90
"Reasonable Opinion" or "Reasonable Business Judgment" shall mean an opinion or business judgment, as the case may be, that could be held or made by a reasonable Person with experience in the industry. This is intended by the Parties to be an objective standard and should be

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

  determined based on what a reasonable Person could determine in light of the facts and circumstances known and reasonably believed by the Person making such determination at the time such determination is made.

1.91
"Regulatory Approvals" shall mean all permissions and authorizations that are necessary for the Manufacture, labeling, Promotion, use and compliance matters in respect of the Product in the Territory, including pricing and reimbursement approval, if applicable.

1.92
"Regulatory Authorities" shall mean the governmental or other authorities in the Territory with authority over the marketing and sale of a pharmaceutical product in the Territory (including the grant of Regulatory Approvals), including the FDA.

1.93
"Representative" shall mean a Prometheus sales representative or other agent appointed in compliance with the terms hereof who may on behalf of Prometheus act in connection with ancillary activities to support the Promotion of the Product, including as a telemarketing consultant.

1.94
"Royalty Payments" shall mean payments required to be made pursuant to Section 3.2 (and, if applicable, Section 3.3).

1.95
"Sales Force" shall mean Representatives, field sales managers, district sales managers, regional sales managers, national sales managers, trainers, medical information scientists, managed care account directors and other individuals acting in a capacity customarily comprising a pharmaceutical company's product sales force.

1.96
"Sales Year" shall mean any twelve (12) month period during the Term, provided that the first Sales Year shall commence on the First Sales Booking Date and each Sales Year thereafter shall commence on each anniversary thereof.

1.97
"Sample Product" or "Samples" shall mean the Product in a package that bears a statement indicating that such Product are samples only and not for commercial sale. The Sample Product shall be suitable for supply to customers in the Territory, and as of the Effective Date shall comprise a box containing two (2) bottles of six (6) capsules of three milligram (3 mg) ENTOCORT® EC capsules, and such other samples as may be approved by Regulatory Authorities in the future.

1.98
"Secondary Product Presentation" shall mean a detail during a face-to-face sales call to a potential prescriber of the Product in which no more than, in aggregate, [***] products (includes Product and Diagnostic Products Group) are presented and the Product receives, on average, at least [***] percent ([***]%) or more of the total call time of the detail; provided, however, that all calls where at least [***] minutes are spent on the Product but such time spent does not account for at least [***] percent ([***]%) of the total call time will also be deemed to qualify for a Secondary Product Presentation.

1.99
"sNDA" shall mean a supplemental NDA.

1.100
"Specifications" shall mean the specifications for the Product set forth in Schedule A (Details of the Product).

1.101
"Strategic Transaction" shall mean any transaction to which [***] or any of its Affiliates is a party pursuant to which [***] or one or more of its Affiliates becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of capital stock or other voting securities representing more than fifty percent (50%) of the voting power of the then outstanding

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  capital stock and other voting securities of any Third Party or more than fifty percent (50%) of the total consolidated assets of any Third Party.

1.102
"Study" shall mean any clinical study or other study (including any pediatric or geriatric study) related to the Product. For the avoidance of doubt the term "Study" shall not include AstraZeneca's pediatric study with code D9421C00703 ongoing as of the Effective Date.

1.103
"Substance" shall mean the pharmaceutical active chemical substance known as budesonide, with the chemical name (RS)-11B,16a,17,21-tetrahydroxypregna-1,4-diene-3,20-dione cyclic16,17-acetal with butyraldehyde.

1.104
"Term" shall have the meaning defined in Section 18.1.

1.105
"Termination Sales Year Percentage" shall have the meaning defined in Section 20.2.3.

1.106
"Territory" shall mean the United States of America, including its territories and possessions (e.g., Guam and Puerto Rico).

1.107
"Tertiary Product Presentation" shall mean a detail during a face-to-face sales call to a potential prescriber of the Product in which no more than, in aggregate, [***] products (includes Product and Diagnostic Products Group) are presented and the Product receives, on average, less than [***] percent ([***]%) of the total call time of the detail.

1.108
"Third Party" shall mean any Person other than the Parties or their Affiliates.

1.109
"Third Party Claim" shall mean any claim of a Third Party for which indemnification is sought under Article 26 (Indemnification).

1.110
"Trademarks" shall mean (a) the trademark ENTOCORT® and all elements of trade dress of the Product, including logos and designs and (b) all other Marks used in connection with the Promotion of the Product in the Territory (including those Additional Product Marks that may be proposed by Prometheus and approved by AstraZeneca in accordance with Section 9.1). For purposes of clarity, the term "Trademarks" shall not include the Prometheus corporate name and logo or any Prometheus Mark.

1.104
"WAC" shall mean the wholesale acquisition cost as defined in Schedule S (Pipeline Inventory Adjustment Formulas).

2
Appointment, Grant, Representations and Warranties

2.1
AstraZeneca hereby appoints and grants Prometheus, with effect from the First Sales Booking Date and during the remainder of the Term, the exclusive right to Promote the Product for the Approved Indication in the Territory under the Trademarks, and Prometheus hereby accepts such appointment and grant, subject to and in accordance with the terms and conditions of this Article 2 and the other terms and conditions of this Agreement. Unless otherwise agreed by AstraZeneca in writing in advance, Prometheus shall not have the right to Promote the Product through sub-distributors, contract sales organizations, subcontractors or other Third Parties (except through subsidiaries of Prometheus) and all members of the Product Sales Force shall be employees of Prometheus or a subsidiary of Prometheus; provided, however, that Prometheus may contract with contract sales organizations in accordance with the provisions of and limitations set forth in Section 2.8. On and after the First Sales Booking Date and during the remainder of the Term, AstraZeneca shall not and shall procure and ensure that its Affiliates do not, Promote the Product in the Territory except through Prometheus pursuant to this Agreement or grant any right or license to any other Person to do the same, subject to and in accordance with the terms and conditions of this Article 2 and the other terms and conditions of this Agreement. During the

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  period beginning on the Effective Date, Prometheus shall have the right to perform the following activities for the purpose of preparing to begin Promotion of the Product for the Approved Indication in the Territory on the First Sales Booking Date: training of the Product Sales Force, conducting market research, and developing Promotional Materials. Notwithstanding the foregoing or anything to the contrary in this Agreement, in the event that Prometheus fails to make any payment to AstraZeneca when due under this Agreement and fails to cure such payment default within [***] Business Days of AstraZeneca giving notice of default (a "Prometheus Payment Default") (provided, however, that failure to make a payment that is disputed in good faith by Prometheus, in accordance with the provisions of Section 13.3, shall be not be considered a Prometheus Payment Default while such dispute is being resolved in accordance with the provisions of Section 13.3), AstraZeneca shall have the co-exclusive right to Promote the Product in the Territory (either directly or through any of its Affiliates or Third-Party subcontractors), for so long as such Prometheus Payment Default exists, and, with respect to contracts or orders negotiated or accepted in the ordinary course during such period, as long as reasonably necessary to complete such contracts or fill such orders and, in any event, until such contracts are assigned to Prometheus as described in this Section below. Notwithstanding the above, AstraZeneca shall not enter into any such contracts until at least [***] after the occurrence of the Prometheus Payment Default, shall ensure that such contracts permit assignment to Prometheus and shall assign such contracts to Prometheus promptly after the Prometheus Payment Default is cured. AstraZeneca shall not be required to make any payments to Prometheus with respect to sales of Product made under such contracts or orders negotiated or accepted during such period, and, for the avoidance of doubt, Prometheus shall not be responsible for any returns, chargebacks, rebates or any other charges or fees related to such AstraZeneca sales. Such right of AstraZeneca to Promote the Product in the Territory shall be in addition to any other rights or remedies to which AstraZeneca may be entitled by Law or under this Agreement with respect to such Prometheus Payment Default.

2.2
Any rights of AstraZeneca not expressly granted to Prometheus under the provisions of this Agreement shall be retained by AstraZeneca, including the rights (i) to Manufacture the Product, (ii) to Promote the Product outside the Territory, (iii) to exercise AstraZeneca's rights and perform AstraZeneca's obligations under this Agreement, and (iv) to subcontract to any Person or Persons the right and license to do any or all of the foregoing on behalf of AstraZeneca, as AstraZeneca in its sole discretion, deems necessary or appropriate, provided that no such subcontract shall relieve AstraZeneca of any of its obligations hereunder; and provided further that AstraZeneca shall ensure that such subcontractors comply with the terms and conditions of this Agreement and shall remain primarily liable for the acts and omissions of such subcontractors.

2.3
Prometheus shall Promote the Product only in the Territory and shall not Promote the Product directly or indirectly (i) to any Person outside the Territory or (ii) to any Person inside the Territory that is reasonably likely to directly or indirectly Promote the Product outside the Territory or assist another Person to do so. AstraZeneca shall not and AstraZeneca shall procure and ensure that its Affiliates shall not Promote the Product in the Territory and shall not Promote the Product directly or indirectly (i) to any Person inside the Territory (other than Prometheus) or (ii) to any Person outside the Territory that is reasonably likely to directly or indirectly Promote the Product inside the Territory or assist another Person to do so, save as otherwise provided herein.

2.4
Except as otherwise provided in this Agreement, each Party shall be solely responsible for the acts, conduct and expenses of its own employees, Affiliates and agents and shall pay all of its own expenses, including expenses imposed by or otherwise incurred in connection with the obligations of such Party under this Agreement. The Parties shall not incur any expense that is reimbursable

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by the other Party unless such expense has been previously approved by the other Party in writing or is otherwise provided for in this Agreement.

2.5
Following the Effective Date, AstraZeneca shall promptly provide to Prometheus the Information in AstraZeneca's possession (and shall use Diligent Efforts to provide reasonable access to such Information that is in its Affiliates' possession) that is reasonably requested by Prometheus and shall provide reasonable access to Prometheus of new Information that comes into AstraZeneca's possession (and shall use Diligent Efforts to provide reasonable access to such Information that comes into its Affiliates' possession), as may be reasonably requested by Prometheus from time to time during the Term. Notwithstanding the foregoing, AstraZeneca shall have no obligation to provide to Prometheus any information relating to the terms of the agreements between AstraZeneca or one of its Affiliates and Merck & Co., Inc. (except as otherwise expressly set forth in this Agreement) nor any information received by AstraZeneca from Merck & Co., Inc. or given to Merck & Co., Inc. by AstraZeneca under the agreements between AstraZeneca or one of its Affiliates and Merck & Co., Inc., other than the consent letter obtained by AstraZeneca from Merck & Co., Inc.. Nothing in this Section 2.5 shall limit AstraZeneca's obligations to Prometheus contained elsewhere in this Agreement.

2.6
AstraZeneca hereby represents and warrants to Prometheus, as to it and its Affiliates, that:

2.6.1
AstraZeneca has full power to enter into and perform its obligations, and to grant the rights granted to Prometheus, under this Agreement, the Safety Reporting Agreement (the "Safety Reporting Agreement") as set forth in Schedule Z (Safety Reporting Agreement) and the Quality Assurance Agreement (the "Quality Assurance Agreement") as set forth in Schedule Y (Quality Assurance Agreement); the Safety Reporting Agreement and the Quality Assurance Agreement and this Agreement each constitute, or will constitute when executed, valid and binding obligations on AstraZeneca in accordance with their respective terms, subject to applicable bankruptcy or insolvency Laws and general principles of equity.

2.6.2
The execution and delivery of, and the performance by AstraZeneca of its obligations under this Agreement, the Safety Reporting Agreement and the Quality Assurance Agreement do not:

(a)
conflict with or violate any applicable Laws existing as of the Effective Date, or any provision of its partnership agreement (or equivalent operating agreements);

(b)
conflict with or violate any order, judgment or decree of any court or governmental agency to which AstraZeneca or any of its Affiliates is a party or by which AstraZeneca or any of its Affiliates is bound;

(c)
conflict with, violate, breach or constitute a default under any contractual obligation by which AstraZeneca or any of its Affiliates is bound existing as of the Effective Date (other than a conflict, violation, breach or default that would not have a material adverse effect on the Promotion of the Product in the Territory, Prometheus' exercise of its rights hereunder or the performance by AstraZeneca of any of its obligations under this Agreement); or

(d)
conflict with, violate, breach or constitute a default under the agreements between AstraZeneca or any of its Affiliates and Merck & Co. or any of its Affiliates, by which AstraZeneca or any of its Affiliates is bound existing as of the Effective Date.

2.6.3
Except as expressly provided in this Agreement, all necessary consents, approvals and authorizations of any Governmental Authority and other Person required to be obtained by it as of the Effective Date in connection with its execution, delivery and performance of this Agreement, the Safety Reporting Agreement and the Quality Assurance Agreement have been obtained.

2.6.4
Neither AstraZeneca nor any of its Affiliates are or have been (i) subject to any outstanding injunction, judgment, order, decree, ruling, or charge; or (ii) a party to or, to the knowledge of AstraZeneca or any of its Affiliates, are being or have been threatened to be made a party to any action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice (a "Proceeding") of, in, or before any court, arbitrator or Governmental Authority, in any case relating to the Product (including the Promotion thereof) or any patents that could reasonably be expected to have a material adverse effect on the Promotion of the Product in the Territory or AstraZeneca's ability to perform its obligations under this Agreement.

2.6.5
AstraZeneca or one of its Affiliates set forth on Schedule F (Patents) possesses the right during the Term as may be necessary to Promote the Product in the Territory itself and through Prometheus as contemplated hereby, which right is subject to the consent right set forth in Schedule G (Merck & Co., Inc. Affiliate Distribution Rights Granted to AstraZeneca), which consent of an Affiliate of Merck & Co., Inc. has been duly authorized and given by such entity to AstraZeneca in writing, a true and correct copy of which has been provided to Prometheus prior to the Effective Date, has not been revoked and remains in force as of the Effective Date and during the Term.

No other consents are required to be obtained from Merck & Co., Inc. and/or any of its Affiliates or any of AstraZeneca's Affiliates in connection with this Agreement, including with respect to the exercise of Prometheus' rights hereunder, and to use and grant rights under the Trademarks relating to the Product in the Territory, including with respect to the Promotion thereof. To the knowledge of AstraZeneca and its Affiliates, the rights granted to Prometheus pursuant to this Agreement are sufficient for Prometheus to Promote the Product in the Territory without infringement or misappropriation of or other conflict with any intellectual property of any Person. To the knowledge of AstraZeneca and its Affiliates, the operation of the business relating to the Product as currently conducted by AstraZeneca and its Affiliates and as currently proposed to be conducted hereunder, including the Manufacture and Promotion of the Product, does not and would not infringe upon or misappropriate or otherwise conflict with the intellectual property of any Person existing as of the Effective Date. Neither AstraZeneca nor any of its Affiliates has received any communications alleging that any use of the intellectual property relating to the Product, or the operation of the business relating to the Product, infringes upon or misappropriates or otherwise conflicts with the intellectual property or other rights of any Person, or which challenges the validity, enforceability, use or ownership of any of the intellectual property (including any Patents) relating to the Product, and to AstraZeneca's knowledge, there is no reasonable basis for any such allegation. To the knowledge of AstraZeneca and its Affiliates, no Third Party has infringed upon or misappropriated any of the intellectual property relating to the Product in the Territory. To the knowledge of AstraZeneca and its Affiliates, no loss or expiration of any of the intellectual property relating to the Product (including any Patents) in the Territory is threatened or pending, except for Patents expiring at the end of their statutory term. All patents and patent applications owned and/or controlled by AstraZeneca and/or any of its Affiliates relating to the Product (and all renewals, amendments, extensions, additions, divisions, continuations, continuations in-part, of such patents and/or patent applications), as well as their respective expiration dates, existing as of the Effective Date are set out on Schedule F (Patents). Except as described in Schedule G (Merck & Co., Inc. Affiliate Distribution Rights Granted to AstraZeneca), no rights have been granted to any other Person under such Patents to Promote the Product in the Territory. Each Patent is owned by AstraZeneca, or its Affiliate set forth in Schedule F (Patents), and each such Patent is, subject to the arrangement described in Schedule G (Merck & Co., Inc. Affiliate Distribution Rights Granted to AstraZeneca), free and clear of any liens or encumbrances. The Product, and the manufacture and use of the Product for the treatment and maintenance of mild to moderate active Crohn's disease in humans, are both claimed by one or more of the Patents set forth in Schedule F (Patents) as of the Effective Date, and, to the knowledge of AstraZeneca and its Affiliates, there are no other patents or patent applications that claim the Product or the manufacture or use of the Product other than the patents and patent applications set forth in Schedule F (Patents).

2.6.6
To the knowledge of AstraZeneca, AstraZeneca and its Affiliates have been and are in compliance in all material respects with all applicable Laws, and are not in receipt of notice of, and are not subject to, any adverse inspection, finding of deficiency, finding of non-compliance, compelled or voluntary recall, investigation, penalty for corrective or remedial action or other compliance or enforcement action, in each case relating to the Product in the Territory and in any such case which could reasonably be expected to have a material adverse effect upon the Promotion of the Product in the Territory, Prometheus' exercise of its rights hereunder or AstraZeneca's ability to perform its obligations under this Agreement.

2.6.7
AstraZeneca is entering into this Agreement, the Safety Reporting Agreement and the Quality Assurance Agreement on its own (and its Affiliates') behalf and not on behalf of any other Person.

2.6.8
AstraZeneca has obtained all Regulatory Approvals necessary for the Manufacture and Promotion of the Product in the Territory as currently conducted and as contemplated to be conducted hereunder (excluding the proposed Extended Therapy Claim).

2.6.9
The Product sales figures, Net Sales figures, and number of Product units for the time period encompassing November 2001 and September 2004 as set forth on Schedule C (Product Units, Sales and Net Sales Figures (11/2001-9/2004)) are either as reported in or to be reported in AstraZeneca's formal audited financial statements as certified by or to be certified by KPMG.

2.6.10
The actual Product returns recorded in AstraZeneca's general ledger between July 2002 and September 2004 are as set forth on Schedule C-1 (Product Returns History (7/2002-9/2004)).

2.7
Prometheus hereby represents and warrants to AstraZeneca, as to it and its Affiliates, that:

2.7.1
Prometheus has full power to enter into and perform its obligations under this Agreement, the Safety Reporting Agreement and the Quality Assurance Agreement; and this Agreement, the Safety Reporting Agreement and the Quality Assurance Agreement each constitute, or will constitute when executed, valid and binding obligations on Prometheus in accordance with their respective terms, subject to applicable bankruptcy or insolvency Laws and general principles of equity.

2.7.2
Prometheus is entering into this Agreement, the Safety Reporting Agreement and the Quality Assurance Agreement on its own behalf and not on behalf of any other Person.

2.7.3
The execution and delivery of, and the performance by Prometheus of its obligations under this Agreement, the Safety Reporting Agreement and the Quality Assurance Agreement do not:

(a)
conflict with or violate any applicable Law existing as of the Effective Date, or any provision of its memorandum or articles of incorporation (or equivalent operating agreements);

(b)
conflict with or violate any order, judgment or decree of any court or governmental agency to which Prometheus or any of its Affiliates is a party or by which Prometheus or any of its Affiliates is bound; or

(c)
conflict with, violate, breach or constitute a default under any contractual obligation by which Prometheus or any of its Affiliates is bound existing as of the Effective Date (other than a conflict, violation, breach or default that would not have a material adverse effect on the Promotion of the Product in the Territory, AstraZeneca's exercise of its rights hereunder, or the performance by Prometheus of any of its obligations under this Agreement).

2.7.4
Except as expressly provided in this Agreement, all necessary consents, approvals and authorizations of any Government Authority and other Person required to be obtained by it as of the Effective Date in connection with its execution, delivery and performance of this Agreement, the Safety Reporting Agreement and the Quality Assurance Agreement have been obtained.

2.7.5
Except as set forth on Schedule X (Prometheus Disclosure Schedule), Prometheus is not nor has been (i) subject to any outstanding injunction, judgment, order, decree, ruling or charge; or (ii) a party to or, to the knowledge of Prometheus, is being or has been threatened to be made a party to any Proceeding of, in, or before any court, arbitrator or Governmental Authority, in any case that could reasonably be expected to have a material adverse effect on the Promotion of the Product in the Territory or Prometheus' ability to perform its obligations under this Agreement.

2.7.6
To the knowledge of Prometheus, except as set forth on Schedule X (Prometheus Disclosure Schedule), Prometheus, with respect to the conduct of its business as of the Effective Date, has been and is in compliance in all material respects with all applicable Laws and is not in receipt of notice of, and is not subject to, any adverse inspection, finding of deficiency, finding of non-compliance, compelled or voluntary recall, investigation, penalty for corrective or remedial action or other compliance or enforcement action, in each such case which could reasonably be expected to have a material adverse effect on the Promotion of the Product in the Territory, AstraZeneca's exercise of its rights hereunder or Prometheus' ability to perform its obligations under this Agreement.

2.7.7
Prometheus has delivered to AstraZeneca (i) its audited financial statements for the fiscal year ended December 31, 2003 (ii) an unaudited balance sheet as of September 30, 2004, and (iii) an unaudited income statement for the nine (9) month period ended September 30, 2004 (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with U.S. Generally Accepted Accounting Principles ("GAAP") applied on a consistent basis throughout the periods indicated, except that the unaudited Financial Statements do not contain footnotes or a statement of cash flow and stockholders' equity as required by GAAP. The Financial Statements fairly present in all material respects the financial condition and operating results of Prometheus as of the dates, and for the periods, indicated therein, subject, in the case of the unaudited Financial Statements, to normal year-end audit adjustments. Except as set forth in the Financial Statements, Prometheus has no material liabilities or obligations, contingent or otherwise as of the Effective Date, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 2004 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in the Financial Statements, which, in both cases, individually and in the aggregate would not have a material adverse effect on Prometheus' ability to perform its obligations under this Agreement.

2.8
Prometheus may contract with one or more contract sales organizations from time to time, but any PDEs made by such contract sales organizations shall not be permitted to count as more than [***] percent ([***]%) of those PDEs required to be made by Prometheus to meet the Minimum PDE Requirements or the Minimum Primary Details during the applicable period. Prometheus shall enter into a written contract with each such contract sales organization, and each such contract shall be consistent with the terms and conditions of this Agreement and shall require the contract sales organization to comply with all applicable terms of this Agreement. Prometheus shall ensure that all such contract sales organizations comply with the hiring standards set forth on Schedule E-1 (CSO Hiring Standards) for all sales representatives who will provide PDEs. Prometheus shall provide notice to AstraZeneca at least [***] days prior to the effective date of any such contract and shall identify the contract sales organization in the notice. Notwithstanding the foregoing, Prometheus shall remain liable under this Agreement for the performance of all its obligations under this Agreement and shall be responsible for and liable for compliance by the contract sales organization and its sales representatives with the applicable provisions of this Agreement.

3
Royalty Payments and Milestones

3.1
Subject to and in accordance with the terms and conditions of this Agreement, in partial consideration for the rights granted to Prometheus hereunder, Prometheus shall pay to

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  AstraZeneca the following non-refundable, non-creditable milestone payments which shall be due and payable as set forth below:

  (a)
  Two Million U.S. Dollars (U.S.$2,000,000) which shall be due and payable within five (5) Business Days of the Effective Date; and

  (b)
  In the event that AstraZeneca obtains FDA approval of the sNDA in the United States of the Extended Therapy Claim for the Product ("sNDA Approval"), then one of the following payments:

  (i)
  The applicable PSC Milestone Payment in the event that sNDA Approval is obtained on or before April 30, 2006;

  (ii)
  The applicable PSC Milestone Payment less [***] U.S. Dollars (U.S.$[***]) in the event that sNDA Approval is on or after May 1, 2006 and on or before May 31, 2006;

  (iii)
  The applicable PSC Milestone Payment less [***] U.S. Dollars (U.S.$[***]) in the event that sNDA Approval is on or after June 1, 2006 and on or before June 30, 2006; and

  (iv)
  No payment if sNDA Approval is not obtained on or before June 30, 2006. Any payment under this Section 3.1(b) shall be due and payable within thirty (30) days of AstraZeneca obtaining sNDA Approval and Prometheus' receipt of AstraZeneca's notice to Prometheus that it has obtained sNDA Approval. In the event that sNDA Approval is not obtained on or before December 31, 2005 (or never obtained), the Initial Term of this Agreement shall be extended for the lesser of: (A) two (2) months for each full month delay in approval past December 31, 2005, or (B) twelve (12) months. By way of example, if sNDA Approval is obtained on March 15, 2006, the Initial Term of this Agreement would be extended by four (4) months. In the event that sNDA Approval is not obtained on or before June 30, 2006, the Parties shall, upon the request of Prometheus in its sole discretion, meet within ten (10) Business Days of such request to discuss in good faith what, if any, changes should be made as a result of the failure to obtain sNDA Approval to the Minimum A&P Spend in the then-current Sales Year and subsequent Sales Years. Notwithstanding the foregoing sentence, in no event shall the agreed upon combined Minimum A&P Spend and Minimum PDE Requirements value in the third Sales Year nor in any Sales Year thereafter, be less than the applicable Merck Minimums for Promotion of the Product.

  (c)
  In the event AstraZeneca receives sNDA Approval with a labeling change in the therapeutic indication that does not meet part (i) of the Extended Therapy Claim definition, but which does meet part (ii) of the Extended Therapy Claim definition and AstraZeneca reasonably believes in good faith, based on its Reasonable Business Judgment, that the labeling change in the therapeutic indication received is both commercially and clinically equivalent to part (i) of the Extended Therapy Claim definition, AstraZeneca may notify Prometheus thereof, and Prometheus will discuss with AstraZeneca in good faith regarding whether such claim is in fact both commercially and clinically equivalent to part (i) of the Extended Therapy Claim definition and, if the Parties mutually agree, Prometheus will pay the applicable PSC Milestone Payment for such commercially and clinically equivalent claim pursuant to Section 3.1(b). If the Parties cannot reach consensus after thirty (30) days of good faith negotiations, the matter will be forwarded to a third party with expertise in the pharmaceutical industry (to be mutually agreed upon by the Parties) for review and binding resolution. The third party will not be told which labeling change was received from the FDA but instead will be asked to review a label as defined in part (i) of the Extended Therapy Claim definition as

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    well as the label received from the FDA (both labels submitted to the third party will contain the same dosage language for comparison purposes). The third party will render a decision based solely on the label language by projecting out over the next twelve (12) months the TRxs the third party believes would be obtained with each label. If the third party concludes that the label received from the FDA has greater than or equal to [***] percent ([***]%) of the TRxs that would be obtained with the label as defined in part (i) of the Extended Therapy Claim definition, AstraZeneca shall be entitled to the applicable PSC Milestone Payment, and Prometheus shall pay the cost of the third party review. If the third party concludes that the label received from the FDA has less than [***] percent ([***]%) of the TRxs that would be obtained with the label as defined in part (i) of the Extended Therapy Claim definition, AstraZeneca shall not be entitled to the applicable PSC Milestone Payment, and AstraZeneca shall pay the cost of the third party review. For the avoidance of doubt, a determination that AstraZeneca is not entitled to the PSC Milestone Payment applicable to a Labeling Change in the Therapeutic Indication shall not affect AstraZeneca's right, if any, to receive the PSC Milestone Payment applicable to a Labeling Change for Increased Dosing.

3.2
Subject to and in accordance with the terms and conditions of this Agreement, in partial consideration for the rights granted to Prometheus under this Agreement and the performance by AstraZeneca of its obligations herein, Prometheus shall pay royalties to AstraZeneca on the Net Sales of the Product in the Territory at the applicable royalty rates set forth below in Sections 3.2.1, 3.2.2 and 3.2.3 for the applicable royalty-accruing period in the applicable Sales Year.

3.2.1
During the Term, for any portion of the Net Sales of the Product in the Territory that is below the Baseline Sales during any Sales Year, the applicable royalty rate set forth below that corresponds to such Sales Year shall apply with respect to such portion of Net Sales that are below the Baseline Sales for such Sales Year:

(a)
Sales Year One: [***]%

(b)
Sales Year Two: [***]%

(c)
Sales Year Three: [***]%

(d)
Sales Year Four: [***]%

(e)
Sales Year Five: [***]%

(f)
After Sales Year Five: [***]%

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3.2.2
During the Term, for any portion of the Net Sales of the Product in the Territory that is equal to or above the Baseline Sales but below the "Tier 2 Revenues" set forth on Schedule B (Baseline Net Sales/Tier 2 Revenues/Termination Baseline Sales) during any Sales Year, the royalty rate for such Sales Year shall be [***] percent ([***]%) of such portion of the Net Sales that are equal to or above the Baseline Sales but below the Tier 2 Revenues for such Sales Year.

3.2.3
During the Term, for any portion of the Net Sales of the Product in the Territory that is above the Tier 2 Revenues during any Sales Year after the First Sales Booking Date, the royalty rate for such Sales Year shall be [***] percent ([***]%) of such portion of the Net Sales that is above the Tier 2 Revenues for such Sales Year.

3.2.4
By way of example, if, during the first Sales Year, Net Sales of the Product were equal to U.S.$[***], the Baseline Sales amount for the first Sales Year was U.S.$[***] and the Tier 2 Revenues amount for the first Sales Year was U.S.$[***], then the royalties payable by Prometheus under this Section 3.2 would be calculated as follows: (i) the royalties with respect to the first U.S.$[***] of Net Sales at a royalty rate of [***]% (U.S.$[***] × [***] = U.S.$[***]), (ii) the royalties with respect to the next U.S.$[***] of Net Sales at a royalty rate of [***]% (U.S.$[***] × [***] = U.S.$[***]), and (iii) the royalties with respect to the remaining U.S. $[***] of Net Sales at a royalty rate of [***]% (U.S.$[***] × [***] = U.S.$[***]), for an aggregate royalty amount of U.S.$[***].

3.3
If, during the Term, the Net Sales for the Product in the Territory fall within the ranges set out below during any Sales Year, then Prometheus shall pay additional royalties to AstraZeneca on the portion of Net Sales of the Product that falls within such range at the applicable royalty rate for such range as set forth below:

  (a)
  Net Sales greater than U.S.$[***] Million but less than U.S.$[***] Million: [***]%;

  (b)
  Net Sales greater than or equal to U.S.$[***] Million but less than U.S.$v Million: [***]%; and

  (c)
  Net Sales greater than or equal to U.S.$[***] Million: [***]%;

  provided, however, that no additional royalty shall be payable with respect to the portion of Net Sales in excess of U.S.$[***] Million. The royalties payable pursuant to this Section 3.3 are in addition to the royalties payable pursuant to Section 3.2. By way of example, if the Net Sales of the Product during a Sales Year were equal to U.S.$[***], then the additional royalties payable by Prometheus under this Section 3.3 (in addition to the royalties payable under Section 3.2) would be calculated as follows: (i) the royalties with respect to the portion of Net Sales between U.S.$[***] Million and U.S.$[***] Million at a royalty rate of [***]% (U.S.$[***] × [***] = U.S.$[***]), (ii) the royalties with respect to the portion of Net Sales between U.S.$[***] Million and U.S.$[***] Million at a royalty rate of [***]% (U.S.$[***] × [***] = U.S.$[***]), (iii) the royalties with respect to the portion of Net Sales between U.S.$[***] Million and U.S.$[***] Million at a royalty rate of [***]% (U.S.$[***] × [***] = U.S.$[***]), and (iv) no additional royalty with respect to the remaining U.S.$[***] Million, for an aggregate additional royalty amount of U.S.$[***].

3.4
Subject to and in accordance with the terms and conditions of this Agreement, during the Term, all payments due pursuant to Section 3.2 (and if applicable, Section 3.3) shall be paid to AstraZeneca on a monthly basis within thirty (30) days following the end of each calendar month during the Term in which such Net Sales are generated by Prometheus. Except where a payment or an

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  amount is disputed in good faith in accordance with the provisions of Section 13.3, payments shall be made on or before the date on which such payment is due pursuant to this Section 3.4, and if such day is not a Business Day, then on or by the next Business Day. Except as set forth in Section 13.2, all payments due and payable under this Agreement to either Party shall be made in United States Dollars by wire transfer to such Party's bank account as such Party may designate from time to time. Prometheus shall deliver to AstraZeneca within the same time period it is obligated to make the royalty payment pursuant to this Section 3.4, a detailed royalty report that sets out the Net Sales generated that are subject to the royalty payment payable to AstraZeneca under Section 3.2 (and if applicable, Section 3.3) for the applicable calendar month. This obligation shall commence with the first calendar month in which Net Sales are generated by Prometheus.

3.5
During the Term, Prometheus shall keep and maintain complete and accurate records of the latest three (3) years of Product sales, Net Sales, adjustments made under Section 3.6 and deductions to arrive at Net Sales with respect to which it has an obligation hereunder to make a purchase price payment or royalty payment to AstraZeneca. For the sole purpose of verifying the amount of any payments due to AstraZeneca by Prometheus, AstraZeneca shall have the right annually at AstraZeneca's expense, except as provided below, to retain an independent, certified public accountant (selected by AstraZeneca from the following list: PricewaterhouseCoopers, Deloitte & Touche, KPMG LLP, or Ernst & Young), to audit such records in the location(s) where such records are maintained by Prometheus upon reasonable notice and during regular business hours and under obligations of strict confidence. Both Parties shall have a reasonable opportunity to review the results of such review by the auditor and to discuss with the auditor the reasons for any underpayments or overpayments, and the auditor must discuss the same with both Parties in good faith and review and confirm any discrepancies raised by a Party. After such review and discussion, the results of such review (with any changes made by the auditor) shall be final and binding (unless otherwise agreed by the Parties), and made available to both Parties, and AstraZeneca shall be prohibited from disclosing any such information to any Third Party, except as required for AstraZeneca to meet its obligations to Merck & Co., Inc. and/or its Affiliates under the agreements between AstraZeneca or one of its Affiliates and Merck & Co., Inc. or in connection with enforcement of this Agreement against Prometheus to receive amounts owed to AstraZeneca hereunder. If the review reveals an underpayment or overpayment of any payments due and payable to AstraZeneca hereunder, such underpayment shall be remitted to AstraZeneca or such overpayment shall be returned to Prometheus, as applicable, together with interest calculated pursuant to Section 3.7. If the underpayment is equal to or greater than [***] percent ([***]%) of the amount that was otherwise due under the terms and conditions of this Agreement, then AstraZeneca shall be entitled to have Prometheus pay all of the reasonable out-of-pocket costs incurred by AstraZeneca in connection with such review. If an adjustment is mandated, Prometheus shall pay AstraZeneca, or AstraZeneca shall pay to Prometheus, as the case may be, no later than the end of first Quarter following the Sales Year to which the adjustment applies. For the avoidance of doubt, the audit rights described in this Section 3.5 shall not be subject to Section 30.4.

3.6
(a) Adjustments for Certain Discounts, Rebates and Price Concessions. Net Sales for the purpose of calculating Royalty Payments and Additional Purchase Price Payments shall be adjusted on a

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[***] basis as follows (provided that no Deductions shall be added back to Net Sales more than once under the operation of this Section 3.6):

            (i)  Certain Managed Care Contracts. Subject to the exclusions described in Section 3.6(a)(iii) below, Net Sales will be increased by adding back the Deductions under any Managed Care Contract with a Discount in excess of [***]% of [***].

           (ii)  Certain Government Programs. Subject to the exclusions described in Section 3.6(a)(iii) below, Net Sales will be increased by adding back the Deductions with respect to any Government Health Care Program for which the Discount provided by Prometheus exceeds [***].

          (iii)  Certain Exclusions. Adjustments to Net Sales shall not be made under Section 3.6(a)(i) or 3.6(a)(ii) above on the basis of any of the following:

    (A)
    Increased Discounts under a Managed Care Contract or for a Government Health Care Program as to which an exclusion has been approved by the Oversight Committee, or deemed approved after the binding mediation process, both as described in Section 3.6(c) below.

    (B)
    Increased Discounts for a Government Health Care Program directly or indirectly resulting from a Managed Care Contract as to which an exclusion has been approved by the Oversight Committee, or deemed approved after the binding mediation process, both as described in Section 3.6(c) below.

    (C)
    Increased Discounts under a Managed Care Contract or for a Government Health Care Program resulting from an increase to [***].

    (D)
    Increased Discounts under a Government Health Care Program to the extent the final AstraZeneca Federal Supply Schedule Discount effective January 1, 2005 is in excess of [***] under the Federal Supply Schedule. Any such higher Discount shall become [***] for Government Health Care Programs priced off the Federal Supply Schedule.

          (iv)  Reconciliation. Prometheus shall deliver to AstraZeneca on a [***] basis a schedule showing any adjustments made under this Section 3.6 with the royalty report for the last month of the Quarter delivered under Section 3.4. Both Parties acknowledge that the calculation of certain adjustments under Sections 3.6(a)(i) and (a)(ii) and the exclusions under Section 3.6(a)(iii) may require the use of estimates based on the data available for each contract or program in each [***] due to the timing of Third Party reporting under Managed Care Contracts and Government Health Care Programs and in calculating Discounts under Government Health Care Programs with and without the applicable adjustments and the exclusions. The estimates above will be made using actual data received during the Quarter.

(b)
Adjustments to [***]. If, at any time during the Term, the Gross Sales price per pill falls below U.S. $[***] per pill ("[***]"), any Royalty Payments and Purchase Price Payments for the period when Gross Sales price per pill for the Product is lower than the [***] shall be calculated as if the Gross Sales for the Product were at the [***] (unless otherwise approved by the Oversight Committee). If a maximum price at which the Product may be sold in the Territory is mandated by Law that is lower than U.S. $[***] per pill, the [***] shall be reduced to such lower maximum price for purposes of this Section 3.6(b). (For purposes of clarity, a maximum price or minimum Discount required for the Product to be covered by a Government Health Care Program is not considered a maximum price at which the Product may be sold in the Territory that is mandated by Law.)

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(c)
Oversight Committee Approval Procedures; Dispute Resolution. The Oversight Committee must consider any request made by Prometheus pursuant to Section 3.6(a)(iii) or (b) above for Oversight Committee approval in good faith and using its Reasonable Business Judgment. When making such request, Prometheus will provide the Committee with its business case for the proposal, including its analysis of the projected impact of the proposal on overall Product sales and profits (with and without the proposal) and impact on the average Discount rate for the overall Product business (comparing the aggregate amount of Discounts to aggregate Product sales, whether or not discounted). The Oversight Committee's determination shall be based on whether or not, in the Committee's Reasonable Business Judgment, the proposal is reasonably expected to result in increased Product profit contribution to both AstraZeneca and Prometheus. Such determination (i) will not take into account any increased sales or profits of products other than the Product and (ii) will be based on the projected direct impact of the proposal on overall Product sales and profits, not on the increased sales only under the Managed Care Contract or Government Health Care Program covered by the proposal. (The criteria described in the prior two sentences are referred to below as the "Review Criteria.")

  If the Oversight Committee rejects Prometheus' request, it will provide to Prometheus its basis for rejection (including a description of where the Committee's assumptions differ from Prometheus' submission). Further, in the event the Oversight Committee does not approve Prometheus' request, the Parties shall (at Prometheus' option) appoint an independent expert to review the same and, based upon the Review Criteria, provide a binding recommendation regarding the same. Prometheus may not make more than [***] requests for expert review within any [***] period. Multiple contracts or adjustments under Sections 3.6(a)(iii) and (b) can be submitted to the expert at any such review; however, the expert's recommendation shall be made on each proposal separately, applying the Review Criteria to each proposal separately, not on the aggregate impact of the multiple contracts or adjustments being reviewed.

  If the independent expert recommends approval of Prometheus' request, the Oversight Committee shall be deemed to have approved such request and AstraZeneca shall [***]. If the independent expert does not recommend approval of Prometheus' request, the Oversight Committee shall be deemed to have rejected such request and Prometheus shall [***]. The expert's fees will be paid by [***] if more than one proposed contract or adjustment is reviewed.

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3.7
Any payments under this Agreement that are not made on or before the applicable due date shall bear interest at the rate of [***] percent ([***]%) per annum above "Prime" as defined in The Wall Street Journal on the payment due date or, if unavailable, on the latest date prior to the payment due date on which such rate is available, calculated on a daily basis on the actual number of days elapsed from the payment due date to the date of actual payment.

4
Regulatory Activities and Responsibilities

4.1
AstraZeneca shall use Diligent Efforts (and ensure that any Person to whom it subcontracts pursuant to Sections 2.2 or 10.7 shall, with respect to subsection (i), below in this Section 4.1, as it relates to the Product) at its own expense and risk (i) to perform its obligations under this Agreement in compliance with all applicable Laws, including all FDA regulations, cGMPs and GLPs and in accordance with the Quality Assurance Agreement, (ii) to undertake all regulatory activity in respect of the Manufacture, offer for sale, and sale and other Promotion of the Product in the Territory (including labeling, chemistry, manufacturing and control ("CMC"), promotional submissions, adverse event and safety report submissions, annual reports to the FDA, establishment registrations, annual renewals and correspondence and any and all other interactions with the FDA), and (iii) to maintain all existing Regulatory Approvals that may be necessary to Manufacture and Promote the Product in the Territory in accordance with this Agreement. Notwithstanding the foregoing or anything to the contrary in this Agreement, in no event shall AstraZeneca be obligated to conduct or continue any Study or the pediatric study with code D9421C00703. Prior to making any submissions to the FDA where, in AstraZeneca's Reasonable Opinion, such submissions would be material to Prometheus' Promotion of the Product hereunder, AstraZeneca shall notify Prometheus of such submission (and provide Prometheus with a copy of the most recent version thereof) no less than five (5) Business Days prior to the making of such submission (except to the extent notice cannot reasonably be given in such time period in light of FDA requirements, in which case AstraZeneca shall notify Prometheus as soon as practicable on or prior to filing). During such time period, Prometheus may submit comments regarding the submission to AstraZeneca and AstraZeneca shall consider such comments in good faith; provided that AstraZeneca, in its sole discretion, shall determine whether to incorporate any of such comments. Additional regulatory reporting obligations of the Parties are set forth in Schedule Z (Safety Reporting Agreement). In addition, without limiting the foregoing, commencing on the Effective Date, AstraZeneca will provide Prometheus with copies of correspondence and other submissions relating to the Product received from or provided to the FDA by AstraZeneca that, in AstraZeneca's Reasonable Opinion, would be material to Prometheus' Promotion of the Product hereunder and shall on an ongoing basis during the Term continue to provide copies of such correspondence and other submissions to Prometheus prior to provision to the FDA (except to the extent such correspondence and other submissions cannot reasonably be given prior to such provision in light of FDA requirements, in which case AstraZeneca shall provide the same to Prometheus as soon as practicable thereafter and in no event later than three (3) days from provision of the same to the FDA), or promptly after receipt, by AstraZeneca.

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4.2
AstraZeneca shall ensure that the Product's package label and the package insert and patient labeling supplied with the Product hereunder are accurate and consistent with that approved by the Regulatory Authorities and are in compliance with all applicable Laws. AstraZeneca shall maintain and update said packaging, labeling and inserts in accordance with regulations promulgated by the Regulatory Authorities and with the FD&C Act and the NDA for the Product and as may otherwise be necessary to comply with all applicable Laws. AstraZeneca will consult with Prometheus regarding any changes to the package label, package insert and patient labeling which, in AstraZeneca's Reasonable Opinion, are material to Prometheus' Promotion of the Product hereunder prior to making such change, and shall consider in good faith any of Prometheus' comments thereto; provided, however, that any decisions regarding changes to the packaging, labeling and inserts for the Product shall be made by AstraZeneca in its sole discretion. AstraZeneca shall notify Prometheus of all changes to the package label, package insert and patient labeling. AstraZeneca shall be responsible for communicating with the Regulatory Authorities regarding packaging, labeling and package insert matters in respect of the Product.

4.3
Except as set out herein or as required by applicable Law, Prometheus shall not communicate directly with the Regulatory Authorities regarding the Product or otherwise take any action concerning any application, registration, authorization or approval under which the Product is maintained, marketed or sold in the Territory.

4.4
In the event that Prometheus receives notice of or otherwise becomes aware of the same, it will promptly report to AstraZeneca all notices (or threatened notices) of violation of applicable Law related to Prometheus' Promotion of the Product in the Territory received from Regulatory Authorities or any competitor company or other Person and will provide to AstraZeneca copies of all such notices and related communications. In the event that AstraZeneca receives notice of or otherwise becomes aware of the same, it will immediately report to Prometheus all notices (or threatened notices) of violation of applicable Law related to the Product received from Regulatory Authorities or any competitor company or other Person and will provide to Prometheus copies of all such notices and related communications.

4.5
On or before the First Sales Booking Date, Prometheus shall provide to AstraZeneca its 4 or 5 digit NDC labeler code to be used to establish the 10 digit NDC and the Parties shall mutually agree on the 10 digit NDC (the "Prometheus NDC"). AstraZeneca shall include the Prometheus NDC on the packaging of the Product as provided herein. Additionally, Prometheus shall provide the following information for the use of establishing new Product and Sample packaging and labeling bearing the Prometheus NDC: distributor's name and corporate address, and any corporate identity (i.e., font type, color, logo, style, etc.) in an electronic format. All such packaging and labeling shall be in a format mutually agreed upon by the Parties and consistent with the NDA for the Product. Prometheus will distribute the Product under AstraZeneca's NDC for a mutually agreed period after the First Sales Booking Date, until AstraZeneca is able to supply Product bearing the Prometheus NDC, anticipated to be no longer than six (6) months after the First Sales Booking Date.

4.6
Prometheus shall provide AstraZeneca with such information that AstraZeneca reasonably requests (in writing, and no less than thirty (30) days in advance, unless a shorter time period is required to satisfy the requirements or requests of the Regulatory Authorities) to enable AstraZeneca to maintain the Regulatory Approvals for the Product or as may be requested by Regulatory Authorities from time to time and which is in the possession of Prometheus, including details of the Product sold by Prometheus by NDC number.

5
Clinical Studies and Improvements

5.1
To assist with life-cycle planning and development in the Territory, the Parties' responsibilities with respect to (i) an sNDA for an Extended Therapy Claim, (ii) a pediatric study (code D9421C00703), (iii) additional Studies, and (iv) Product development are further described as set forth on Schedule M (Life-Cycle Development).

5.2
In no event shall Prometheus be obligated under this Agreement to perform any clinical or other studies (including any Studies) with respect to the Product or to incur or assume any related costs or expenses except as Prometheus may, in its sole discretion, expressly agree in writing.

5.3
Prometheus acknowledges and agrees that notwithstanding any review and approval by AstraZeneca of any Study proposal and/or any protocols, and draft informed consents used in connection with any Studies conducted by Prometheus, AstraZeneca shall have no liability whatsoever to Prometheus or any other Person in connection with Prometheus' conduct of such Studies and, during the Term of this Agreement, Prometheus shall provide indemnification to AstraZeneca in connection with Prometheus' conduct of such Studies pursuant to Article 26 (Indemnification); except with respect to any changes made to such Study proposal and/or any protocols, draft informed consents and/or other materials used in connection with any Studies as requested by AstraZeneca, in which event, AstraZeneca shall provide indemnification to Prometheus pursuant to Article 26 (Indemnification). This Section 5.3 is intended to apply solely to Prometheus' conduct of Studies as contemplated by the foregoing sentence and is in no way intended to limit AstraZeneca's obligations or liability with respect to the Product under this Agreement (including the indemnification obligations of AstraZeneca with respect to Third Party claims of infringement as more fully set forth in Article 26 (Indemnification)).

5.4
Prometheus shall own all Study data and results obtained during Prometheus' conduct of any such Studies as outlined in Schedule M (Life-Cycle Development), and shall have the right to use the Study data and results subject to the requirements set forth in the following sentence. Prior to the external dissemination of any Study data or results (including reprints and press releases), Prometheus shall forward to AstraZeneca, copies of all such materials that it intends to disseminate prior to their dissemination. Prometheus shall not disseminate the materials unless and until AstraZeneca has given its prior written approval of the same, such approval not to be unreasonably withheld or delayed. AstraZeneca shall respond to the request for approval as soon as reasonably practicable, but in any event AstraZeneca will provide feedback and or approval/disapproval within thirty (30) days of its receipt of such materials. In the event that AstraZeneca does not respond within thirty (30) days of its receipt of a request for approval, the materials for which the request was made shall be deemed to have been approved for purposes of this Section 5.4. Study data and results shall be deemed to be Confidential Information of Prometheus, however Prometheus shall make full disclosure of all Study data and results to AstraZeneca. AstraZeneca (and/or AstraZeneca's designees (including any of its Affiliates) that have rights in or to the Product pursuant to agreements with AstraZeneca ("AstraZeneca Designees")) may, on a non-exclusive and royalty-free basis, utilize the Study data or results (at AstraZeneca's own risk and expense) but AstraZeneca and any such AstraZeneca Designee shall not publish, present or otherwise disclose to any other Person any Study data or results without Prometheus' prior written approval.

5.5
In the event that AstraZeneca consents to the conduct of any Studies referred to in Schedule M (Life-Cycle Development), AstraZeneca and Prometheus shall discuss in good faith with a view to agreeing on reasonable and mutually acceptable forecasting, ordering, delivery schedules, packaging configuration, and payment provisions in respect of Product to be used in such Studies (as well as placebo and non-intagliated Product as required). Product ordered by Prometheus for such Studies will apply towards the maximum quantities set forth in Schedule O (Maximum

  Quantities of Product and Sample Product). The pricing for Product for such Studies will be equal to the applicable Sample Purchase Price. Any Product packaging configuration request for a configuration that is not contained in Schedule O (Maximum Quantities of Product and Sample Product) is subject to acceptance by AstraZeneca, in its sole discretion, and all reasonable, direct costs associated with manufacturing changes required to produce such configuration shall be borne solely by Prometheus, provided that Prometheus has agreed to all such costs, as detailed in writing by AstraZeneca to Prometheus.

5.6
Prometheus shall notify AstraZeneca of any advisory boards and investigator meetings established in connection with the Product and shall permit a representative of AstraZeneca to attend any such meeting. AstraZeneca shall provide in advance and in writing the names and disciplinary backgrounds of the persons it intends to attend such meeting, but shall use its Diligent Efforts to ensure that such meetings that are primarily scientific in nature are not attended by sales personnel. AstraZeneca shall bear and be responsible for all of its own costs and expenses in connection with its attendance at any such meeting. For the avoidance of doubt, all information disclosed or otherwise obtained in connection with any such meetings shall be deemed to be Confidential Information of Prometheus.

5.7
AstraZeneca shall notify Prometheus of all significant studies or trials (including Phase IV/post marketing studies) in respect of the Product carried out by AstraZeneca or its Affiliates or on its or their behalf (including by any of their distributors or licensees) which AstraZeneca reasonably believes are relevant to, or may impact, the Promotion of the Product in the Territory during the Term to the extent AstraZeneca or any such Affiliate is free to do so (provided, that, if AstraZeneca or any such Affiliate is not free to disclose details of any studies or trials, then, if AstraZeneca or any such Affiliate has the right to do so, AstraZeneca shall at least notify Prometheus that such study or trial, as applicable, is being conducted). AstraZeneca shall discuss with Prometheus and, in such instances, and in the event Prometheus provides input on such studies or trials, AstraZeneca shall consider such input in good faith and take such action as AstraZeneca, in its sole discretion, deems necessary. If requested by Prometheus, AstraZeneca shall provide Prometheus summaries of and/or the data and other results of such studies or trials; provided, however, that AstraZeneca shall, to the extent it is free to do so, regardless of whether requested by Prometheus, promptly disclose to Prometheus all summaries of and/or the data and other results of such studies that would reasonably be expected to materially affect the Product labeling or adversely affect the Promotion of the Product in the Territory. Prometheus shall be free to use such results in the performance of its obligations and exercise of its rights hereunder, free of charge, but, subject to Article 26 (Indemnification) at its own risk and expense, subject to any obligations of confidentiality that may be applicable thereto (provided that AstraZeneca has notified Prometheus in writing of such confidentiality obligations). Prometheus shall have no liability whatsoever to AstraZeneca or any other Person in connection with AstraZeneca's conduct of such clinical studies or trials.

5.8
If during the Term, any improvements are developed or discovered by Prometheus (or its agents, if and to the extent Prometheus has sufficient rights in such improvements to grant the rights to AstraZeneca as provided in this Section below) in connection with the conduct of any Studies as contemplated by this Agreement and Schedule M (Life-Cycle Development), Prometheus shall grant to AstraZeneca a non-exclusive license (with the right to sublicense to AstraZeneca Designees) under any intellectual property owned by Prometheus covering such improvement (if any, and only to the extent that Prometheus has the right to grant such license and right to sublicense to AstraZeneca hereunder), subject to Prometheus' exclusive rights hereunder during the Term. The Parties agree that, prior to the inception of any such Study, the Parties will enter into a separate agreement which shall include reasonable compensation to Prometheus for the conduct of such Study and any improvements resulting therefrom and describe the Parties' respective rights in and to any intellectual property arising from the conduct of any such Studies. In the event that Prometheus' grant to AstraZeneca of a license and/or right to sublicense to a particular improvement would give rise to an obligation on Prometheus to pay royalties or make any other payments to a Third Party, AstraZeneca will have the right either to waive the grant of a license to such improvement (and/or right to sublicense) or to accept such a grant and assume the obligations to pay such royalties and other amounts to the Third Party (either directly or indirectly through reimbursement to Prometheus, on reimbursement terms mutually agreed upon by Prometheus and AstraZeneca). AstraZeneca shall exercise its rights under any such license at its own risk and expense and any right or license granted to AstraZeneca by Prometheus pursuant to this Section shall be "AS IS," without Prometheus making any representation or warranty of any kind, express or implied (and all of which are hereby expressly disclaimed by Prometheus). AstraZeneca shall indemnify Prometheus in connection with AstraZeneca's exercise of its rights under such license pursuant to Article 26 (Indemnification).

5.9
Prior to disclosing any Study data or results pursuant to Section 5.4 or granting any rights or licenses pursuant to Section 5.8, to any AstraZeneca Designee, AstraZeneca shall ensure that any such AstraZeneca Designee is bound in writing to comply with the provisions of this Agreement applicable to such AstraZeneca Designee's use of such Study data or results and/or its exercise of such rights and license.

6
Commercialization

6.1
Annual Marketing Plan

6.1.1
Beginning on the First Sales Booking Date, the marketing and promotional activities of Prometheus will be conducted materially in accordance with an annual marketing plan ("Marketing Plan"). The Marketing Plan will set forth the strategy and key marketing issues in the following operational sub-plans:

(a)
a promotional strategy (including activity regarding KOLs, societies and associations);

(b)
a budget for advertising and promotion ("A&P") expenses by media category;

(c)
a Product Sales Force deployment plan (including the designation of Product Sales Force Representatives as members of the sales force for the Product);

(d)
a detail management plan, which will include PDEs (including number of Primary Product Presentations) by the Product Sales Force and a targeting plan (including targeted physicians, reach, and frequency) for the Product Sales Force; and

(e)
a Sample Product program (including quantities and activities prioritization).

6.1.2
On an annual basis, as specified below, Prometheus shall develop and submit a Marketing Plan for the Product for review and discussion with AstraZeneca and/or its Affiliates (as designated by AstraZeneca) through the Oversight Committee. The Marketing Plan shall include a rolling, non-binding, [***] year Product Sales Forecast (including the Net Sales calculations) and a Demand Forecast. In addition, on a Quarterly basis, but not later than thirty (30) days after the relevant Quarter, Prometheus shall provide AstraZeneca with (a) a non-binding rolling update for the lesser of (i) the next [***] Quarters or (ii) the remainder of the Quarters in the Term for the Product Sales Forecast, including the Net Sales calculation, and (b) actual A&P spend and PDEs for the Sales Year to date, through the applicable Quarter. The Marketing Plan shall also identify the Promotional Materials and media to be used in conducting promotional activities with respect to the Product.

6.1.3
The Marketing Plan for the first Sales Year starting on the First Sales Booking Date shall be submitted to AstraZeneca for review by no later than four (4) weeks after the Effective Date, with a view to being finalized by no later than eight (8) weeks after the Effective Date. In subsequent Sales Years, Prometheus shall submit a proposed Marketing Plan to AstraZeneca and/or its Affiliates (as designated by AstraZeneca) for review and discussion by no later than September 30th in each such year, with a view to being finalized no later than December 1st of the same year.

6.1.4
Promotion Generally; Minimum PDEs and A&P Spend.

(a)
Prometheus shall use Diligent Efforts to Promote the Product in the Territory.

(b)
Set forth on Schedule E (Minimum PDE Requirement and Minimum A&P Spend) are the minimum number of PDEs for each Sales Year and certain Quarters (the "Minimum PDE Requirement"), the minimum number of Primary Product Presentations for each of the first two Sales Years (the "Minimum Primary Details") and the minimum advertising and promotional spending requirements in support of Promotion of the Product for each Sales Year (the "Minimum A&P Spend") (unless the Oversight Committee agrees to a different amount for the Minimum PDE Requirement, the Minimum Primary Details or the Minimum A&P Spend for any such Sales Year). Prometheus shall: (i) in each Sales Year, perform a number of PDEs at least equal to the Minimum PDE Requirement for such Sales Year; (ii) in each of the third through the eighth Quarter, perform a number of PDEs at least equal to Minimum PDE Requirement for such Quarter; (iii) in each of the first two Sales Years, perform a number of Primary Product Presentations at least equal to the Minimum Primary Details for such Sales Year; and (iv) in each Sales Year, expend at least the Minimum A&P Spend in support of Promotion of the Product. For the avoidance of doubt, the Minimum A&P Spend shall include the cost of Product Samples but not include the cost of the Product Sales Force.

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  (c)
  At least sixty (60) days before the end of the second Sales Year, and the end of each Sales Year thereafter, the Oversight Committee shall meet to discuss in good faith the Minimum PDE Requirement and the Minimum A&P Spend for the next Sales Year. If the Oversight Committee fails to agree on the Minimum PDE Requirement or the Minimum A&P Spend for any period, the amounts set forth on Schedule E (Minimum PDE Requirement and Minimum A&P Spend) shall control.

  (d)
  AstraZeneca shall have the right to terminate this Agreement for cause immediately upon written notice to Prometheus in the event that Prometheus fails in any Sales Year to perform at least [***] percent ([***]%) (i) of the annual Minimum PDE Requirement or (ii) the annual Minimum Primary Details for such Sales Year, or to expend at least [***] percent ([***]%) of the Minimum A&P Spend for such Sales Year. AstraZeneca shall also have the right to terminate this Agreement for cause immediately upon written notice to Prometheus in the event that Prometheus both (i) fails in any Sales Year to perform [***] percent ([***]%) of the annual Minimum PDE Requirement or the annual Minimum Primary Details for such Sales Year or to expend at least [***] percent ([***]%) of the Minimum A&P Spend for such Sales Year (each difference between the actual amount and the minimum amount, a "Shortfall") and (ii) thereafter in the following Sales Year, Prometheus does not cure such default as follows: (A) in the case of failures to perform annual Minimum PDE Requirements and/or annual Minimum Primary Details, by performing in such following Sales Year a number of PDEs equal to the total of any such Shortfall for the previous Sales Year plus the annual Minimum PDE Requirements and/or annual Minimum Primary Details for such following Sales Year, and (B) in the case of a failure to spend the Minimum A&P Spend, spending an amount equal to any such Shortfall for the previous Sales Year plus the Minimum A&P Spend for the following Sales Year. AstraZeneca's rights to terminate this Agreement pursuant to this Section 6.1.4(d) are in addition to any other rights or remedies to which AstraZeneca may be entitled by law or under this Agreement for Prometheus' failure to satisfy the annual Minimum PDE Requirement, the annual Minimum Primary Details and/or the Minimum A&P Spend for a Sales Year; provided, however, that in the event that, despite such failure, the total retail prescriptions for the Product for such Sales Year met or exceeded the forecasted retail prescriptions for the Product for such Sales Year as set forth below:

Sales Year	1	2	3	4	5	6 and thereafter
Total Annual TRxs	[***]	[***]	[***]	[***]	[***]	[***]

    AstraZeneca's sole remedy for such failure will be to elect to terminate (in its sole discretion) this Agreement pursuant to this Section 6.1.4(d) (in which event Prometheus shall have no further liability to AstraZeneca for such failure).

6.1.5
For any Quarter for which Prometheus does not satisfy the Quarterly Minimum PDE Requirement, Prometheus shall pay to AstraZeneca within thirty (30) days after such Quarter an amount equal to the product of: (i) the number of PDEs that constitute such shortfall (that is, the difference between the actual number of PDEs performed and [***] percent ([***]%) of the Quarterly Minimum PDE Requirement) and (ii) the PDE Value. Any payments made hereunder do not relieve Prometheus of its ongoing obligations under Section 6.1.4 or affect AstraZeneca's rights under such Section.

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6.1.6
In the event there is an occurrence that would otherwise be a Significant Market Event pursuant to Section 7.1.4 (entitled "Product Withdrawal") or Section 7.1.5 (entitled "Cessation of Promotion") but such occurrence persists for less than [***] days (but at least [***] days), the Minimum PDE Requirement and Minimum A&P Spend shall be reduced on a pro rata basis for the period of time of such occurrence, (for example, if such occurrence lasts for [***] days, each of the Minimum PDE Requirement and Minimum A&P Spend would be reduced by [***]/365 (or [***]/366 in a leap year)), and the Initial Term of this Agreement shall be extended for a period equal to the length of such occurrence; provided, however, that, regardless of the number of such occurrences, the number of days by which the Initial Term may be extended pursuant to this Section 6.1.6 shall not exceed [***] days in the aggregate.

6.1.7
Prometheus shall prepare and deliver to the AstraZeneca members of the Operations Committee, within forty-five (45) days following the expiry of each Quarter, a report of the PDEs, targeting and A&P Spend in support of the Product in the previous Quarter; provided that any targeting information shall be subject to the Alliance Team Restrictions. AstraZeneca shall be entitled (but not more than [***] during any twelve (12) month period) to audit, through an independent auditor reasonably acceptable to Prometheus, such of Prometheus' books and records relating to such reports and activities upon reasonable notice, during normal business hours, and subject to customary obligations of confidentiality in accordance with Article 28 (Confidentiality) below for the purpose of determining Prometheus' compliance with the Minimum PDE Requirement for such Quarter and the Minimum A&P Spend for the Sales Year in which such Quarter is contained. For the avoidance of doubt, the audit rights described in this Section 6.1.7 shall not be subject to Section 30.4.

6.1.8
Subject to Section 2.1, Prometheus shall perform the PDEs for the Product in accordance with this Agreement and shall have the right to determine the compensation structure and compensation amounts for members of the Product Sales Force, subject to the following requirements:

(a)
The compensation structure for all members of the Product Sales Force shall, unless otherwise agreed to by the Oversight Committee, include a variable incentive compensation component based on the Promotion of the Product, as described in this Section below. For purposes of this Section 6.1.8, sales representatives employed by a contract sales organization with which Prometheus has contracted in accordance with Section 2.8 shall be considered members of the Product Sales Force.

(b)
At least [***] percent ([***]%) of the total variable incentive compensation component (the "Incentive Compensation Percentage") for each Representative on the Product Sales Force for Sales Years [***] shall be based solely on his/her performance related to the Promotion of the Product. The minimum Incentive Compensation Percentage for Sales Year [***] shall be at least [***] percent ([***]%), and the minimum Incentive Compensation Percentage for Sales Year [***] shall be at least [***] percent ([***]%). There shall be no minimum Incentive Compensation Percentage for Sales Year [***] or for any Sales Year thereafter. For purposes of this Section 6.1.8, the Incentive Compensation Percentage for a particular Sales Year will be measured based on the targeted incentive compensation amounts set forth in Prometheus' compensation plan for such Sales Year, not based on the actual incentive compensation amounts earned or paid for such Sales Year.

(c)
Notwithstanding the provisions of Section 6.1.8(b), if, at any time, the total number of Representatives in the Product Sales Force equals or exceeds [***], Prometheus shall have the right to propose revised minimum percentages for the Incentive Compensation Percentage for the Product Sales Force; provided that any such proposal must contain commercially

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    reasonable percentages that, in Prometheus' Reasonable Business Judgment, are likely to generate Net Sales of the Product that equal or exceed the Net Sales that would be generated with the percentages set forth in Section 6.1.8(b) with a Product Sales Force containing [***] Representatives, taking into consideration relevant factors, including the difference in the size of the Product Sales Force. The aforementioned proposal shall be in the form of a business case, accompanied by reasonable supporting documentation and a description of the reasonable basis for Prometheus' belief that the proposal is equivalent or superior to the Incentive Compensation Percentage in place for [***] representatives, and which identifies all material assumptions made by Prometheus in the proposal.

  (d)
  Subject to the provisions of Sections 6.1.8(b) and (c), if, at any time, the total number of Representatives in the Product Sales Force exceeds [***] Representatives and Prometheus further increases the Product Sales Force by the lesser of (x) [***] percent ([***]%) of the size of the Product Sales Force on the date of the last-agreed revision to the Minimum Incentive Compensation Percentage, and (y) [***] Representatives, Prometheus shall have the right to propose revised minimum percentages for the Incentive Compensation Percentage for the Product Sales Force, provided that any such proposal must contain commercially reasonable percentages that, in Prometheus' Reasonable Business Judgment, are likely to generate Net Sales of the Product that equal or exceed the Net Sales that would be generated with the percentages set forth in Section 6.1.8(b) with a Product Sales Force containing [***] Representatives, taking into consideration relevant factors, including the difference in the size of the Product Sales Force. The aforementioned proposal shall be in the form of a business case, accompanied by reasonable supporting documentation and a description of the reasonable basis for Prometheus' belief that the proposal is equivalent or superior to the Incentive Compensation Percentage in place for [***] Representatives, and which identifies all material assumptions made by Prometheus in the proposal.

  (e)
  AstraZeneca shall have thirty (30) days after receiving a proposal from Prometheus under Section 6.1.8(c) or (d) to consider such proposal. AstraZeneca shall consider such proposal in good faith and may reject such proposal only if, in AstraZeneca's Reasonable Business Judgment, such revised Incentive Compensation Percentage in combination with the increase in the size of the Product Sales Force would be unlikely to generate Net Sales of the Product that would equal or exceed the Net Sales of the Product with a Product Sales Force containing [***] Representatives. If AstraZeneca, in its Reasonable Business Judgment, rejects such proposal due to its good faith disagreement that such proposal would be unlikely to generate Net Sales of the Product that would equal or exceed the Net Sales of the Product with a Product Sales Force containing [***] Representatives, then within such thirty (30) day period (i) AstraZeneca shall provide to Prometheus, in writing, specific reasons for AstraZeneca's rejection, (including identifying any of Prometheus' assumptions with which AstraZeneca disagrees) and request any information which Prometheus has not provided, but that AstraZeneca may reasonably require, to reconsider such proposal; and (ii) the Parties shall discuss and negotiate in good faith for thirty (30) days (or such longer period as agreed upon by the Parties) to reach agreement upon revised minimum percentages. If during such good faith negotiation period the Parties are unable to reach agreement, (i) the minimum Incentive Compensation Percentage shall remain status quo, or (ii) subject to Section 6.1.8(f), Prometheus may elect to terminate the Agreement by providing notice of termination to AstraZeneca within fifteen (15) days after the conclusion of the good faith negotiation period. Such termination shall be effective ninety (90) days after Prometheus gives such notice.

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  (f)
  In the event Prometheus provided a proposal to revise the minimum percentages for the Incentive Compensation Percentage for the Product Sales Force and triggered the negotiation with AstraZeneca described in Section 6.1.8(e) prior to (x) December 31, 2005 in the event sNDA Approval is not obtained on or before December 31, 2005, or (y) July 1, 2006 in the event sNDA Approval is obtained on or before December 31, 2005, and Prometheus elects to terminate this Agreement pursuant to Section 6.1.8(e), Prometheus shall pay to AstraZeneca U.S.$[***] within [***] days after Prometheus' notice of its intent to terminate. This amount paid pursuant to this Section 6.1.8(f) shall be the sole and exclusive remedy of AstraZeneca for any and all losses sustained or incurred by AstraZeneca as a result of Prometheus' termination under this Section 6.1.8(f). For the avoidance of doubt, termination of this Agreement pursuant to this Section 6.1.8(f) shall not constitute a Payment Termination Event.

  (g)
  If a proposal presented in accordance with the terms of Section 6.1.8(c) or (d) is accepted by AstraZeneca or if during the good faith negotiation period the Parties agree on revised Incentive Compensation Percentages, Prometheus is prohibited from presenting a subsequent proposal to AstraZeneca that would take effect within six (6) months from the date on which the prior proposal took effect.

  (h)
  Schedule M-1 (Compensation Plan) sets forth a proposed and non-binding incentive compensation plan for the Product Sales Force for the first Sales Year, which shall be finalized and become binding on Prometheus no later than forty-five (45) days from the Effective Date. Such final Compensation Plan shall be consistent in material respects with the proposed Compensation Plan and shall satisfy the minimum requirements set forth in Section 6.1.8. At least sixty (60) days before the end of the first Sales Year and each Sales Year thereafter, Prometheus shall develop and present to the Oversight Committee an incentive compensation plan for the Product Sales Force for the subsequent Sales Year. The Oversight Committee will review the compensation plan in connection with its review of the Marketing Plan. Prometheus shall consider in good faith the comments of AstraZeneca representatives on the Oversight Committee regarding the compensation plan; provided, however, that if the Oversight Committee shall not reach agreement, the minimums set forth above in Section 6.1.8(b) (or as may be revised pursuant to Section 6.1.8(c) or (d)) shall apply.

6.1.9
Prometheus shall perform such other activities in support of the Promotion of the Product as are set forth in this Agreement and the applicable Marketing Plan. Prometheus may modify the Marketing Plan during the applicable Sales Year to meet the changing conditions of the market(s) for the Product; provided that any modifications to the Marketing Plan that would otherwise require Oversight Committee approval in accordance with this Agreement, if such modifications had been included in the original Marketing Plan for such Sales Year, shall not be effective until reviewed and approved by the Oversight Committee, which review and approval shall not be unreasonably withheld and shall be conducted in a timely manner. Prometheus shall provide a copy of any modified Marketing Plan to the Operations Committee.

6.2
Marketing Materials and Promotion

6.2.1
As soon as reasonably possible but in any event within thirty (30) days prior to the First Sales Booking Date, AstraZeneca shall provide Promotional Materials (including artwork) then held (existing stock) by or on behalf of AstraZeneca to Prometheus at no cost. Prometheus shall be entitled to use such Promotional Materials in the Promotion of the Product, following the First Sales Booking Date; provided, however, Prometheus shall cease the use of all such Promotional Materials on the expiration date for such materials as set forth in Schedule T (Promotional Materials Expiration Dates); provided, however, that Prometheus may request an extension of such

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  expiration pursuant to Section 6.2.2. AstraZeneca shall provide indemnification to Prometheus in connection with Prometheus' use of such Promotional Materials pursuant to Article 26 (Indemnification), but not to the extent (i) such Promotional Materials have been (a) changed by Prometheus (other than changing such Promotional Materials to reference Prometheus instead of or in addition to AstraZeneca) without written authorization from AstraZeneca, (b) used by Prometheus without AstraZeneca's consent beyond their respective expiration dates, or (c) used by Prometheus in violation of or in conjunction with the violation of an applicable Law; and (ii) the acts described in the foregoing subsections (a), (b) or (c), as applicable, caused the liability subject to the indemnity.

6.2.2
Subject to Section 6.2.1 above, Prometheus shall create and develop, at its sole expense, all Promotional Materials used to Promote the Product. All such Promotional Material will contain a registered trademark symbol associated with the Product name (i.e., ENTOCORT® EC). Prometheus shall Promote the Product using only Promotional Materials and other activities that comply with the Regulatory Approvals for the Product in the Territory, the most recent prescribing information for the Product as approved by the Regulatory Authorities, and in compliance with any other applicable Laws in the Territory from time to time and in compliance in all material respects with the code of practice set forth in Schedule H (Prometheus Marketing Code of Practice) (the "Prometheus Code"). For purposes of ensuring compliance with the foregoing requirements, Prometheus shall use its Diligent Efforts to provide AstraZeneca (on at least a Quarterly basis) with a schedule and timetable of specimens of Promotional Materials it anticipates submitting to AstraZeneca for review and approval hereunder (such approval not to be unreasonably withheld or delayed) and shall then provide to the individuals nominated by AstraZeneca, copies of all specimens of Promotional Materials including any press release or managed care items that it intends to use prior to their use. AstraZeneca shall immediately acknowledge receipt of such materials in writing which shall for this purpose include notification by electronic mail. Prometheus shall not use such Promotional Materials unless and until AstraZeneca has given its prior written approval of specimens of such Promotional Materials, such approval not to be unreasonably withheld or delayed. AstraZeneca shall respond to the request for approval as soon as reasonably practicable, but in any event AstraZeneca will provide feedback within thirty (30) days of its receipt of such materials, including an explanation for any rejection or delay. In the event that AstraZeneca does not respond within thirty (30) days of its receipt of a request for approval, the Promotional Materials for which the request was made shall be deemed to have been approved for purposes of this Section 6.2.2. Prometheus acknowledges and agrees that notwithstanding any review and approval or deemed approval by AstraZeneca of any Promotional Materials, AstraZeneca shall have no liability whatsoever to Prometheus or any other Person in connection with Promotional Materials created by Prometheus hereunder and Prometheus shall provide indemnification to AstraZeneca pursuant to Article 26 (Indemnification) in connection with such Promotional Materials created by Prometheus hereunder and/or their use by Prometheus (but not their use by AstraZeneca). The foregoing indemnity obligation shall not apply to Promotional Materials (i) supplied by AstraZeneca to Prometheus (subject to the carve-out set forth in the last sentence of Section 6.2.1), (ii) to the extent the Trademarks and/or the Brand Essence is the cause of the liability, (iii) that have been changed per AstraZeneca's request (to the extent that such change caused the liability), (iv) as has been mutually agreed upon by the Parties, or (v) to the extent such liability is a result of any breach of any representation, warranty or covenant of AstraZeneca hereunder or any failure by AstraZeneca to provide any information to Prometheus relating to the Regulatory Approvals or any submissions or communications received by AstraZeneca from any Governmental Authority in the Territory; to the extent that any of the foregoing shall apply, then AstraZeneca shall provide indemnification to Prometheus pursuant to Article 26 (Indemnification).

6.2.3
Following approval of such materials by AstraZeneca and prior to first dissemination thereof to customers or other Persons in the Territory, Prometheus shall submit ten (10) copies (and, if available, one (1) electronic copy) thereof to AstraZeneca for submission to the FDA. AstraZeneca shall promptly submit such materials to the FDA in compliance with all applicable Laws.

6.2.4
All Promotional Materials used by Prometheus to Promote the Product in the Territory (except as may otherwise be approved by AstraZeneca, in its sole discretion, in advance in writing with respect to a particular Promotional Material item) shall be consistent with the Brand Essence. Prometheus shall use Diligent Efforts to Promote the Product consistent with, and shall use Diligent Efforts to maintain, the General Positioning of the Product in the Territory; provided that, in the event that the Extended Therapy Claim, or any other changes to the labeling of the Product, receive Regulatory Approval, the Oversight Committee will discuss the same and make the applicable changes to the definition of "General Positioning" to reflect such changes; and provided further that, in the event that there is a significant change in the market for the Product, the Oversight Committee will discuss the same and if the Oversight Committee, in its Reasonable Opinion, determines that, given such changes, it is commercially reasonable to change the definition of "General Positioning," the Oversight Committee will make the applicable changes to the definition of "General Positioning" to reflect such changes in the market for the Product.

6.2.5
Prometheus shall use Diligent Efforts to ensure that the Product Sales Force complies with the Prometheus Code and all applicable Laws applicable to the Promotion of the Product in the Territory, including the federal Prescription Drug Marketing Act, as amended ("PDMA") and applicable Health Care Laws. Prometheus shall at all times use Diligent Efforts to ensure that the Product Sales Force in the Territory will make no statements, claims or undertaking, to any person with whom they discuss or Promote the Product that are not consistent with the approved Promotional Materials.

6.2.6
As requested by AstraZeneca, but in no event more than [***], Prometheus shall make available to AstraZeneca all written instructions regarding the Product given to the Product Sales Force (such information shall be deemed to be Confidential Information of Prometheus). Prometheus shall notify AstraZeneca of any material change in writing proposed to the Prometheus Code.

6.2.7
Each Party shall designate one or more alliance managers for the distribution relationship contemplated by this Agreement. Such alliance managers will be responsible for the day-to-day coordination of the Parties' activities under this Agreement and will serve to facilitate communication between the Parties. Such alliance managers shall have experience and knowledge appropriate for managers with such project management responsibilities. Each Party may change its designated alliance managers from time to time upon written notice to the other party.

6.2.8
In order to help facilitate the success of the Parties' distribution arrangement, Prometheus will permit AstraZeneca from time to time to observe certain Promotional activities and meetings related to the Product, as described below:

(a)
Prometheus shall permit AstraZeneca's personnel set forth on Schedule V (Oversight and Operations Committees) (or if such Person is unable to attend, then his/her representative designated to take his/her place), at AstraZeneca's expense, to make in each Sales Year, a maximum of [***] days field observations with the Representatives to observe physician sales calls and other Promotional activities.

(b)
Prometheus shall permit AstraZeneca personnel to attend, at AstraZeneca's expense, and to the extent reasonably requested by AstraZeneca, any internal sales meetings at which Promotional strategies specifically directed at the Product are discussed. This shall include all national sales meetings for the Product held throughout the Term, and in each Sales Year, a maximum combined total of [***] sales meetings for the Product to be comprised of regional sales meetings and district sales meetings (unless a fewer number of each or both types of sales meetings are held in any Sales Year), but in any event AstraZeneca personnel shall not have any right to attend more than [***] of each such meeting in any Quarter.

(c)
Prometheus shall provide AstraZeneca with copies of [***] it obtains, purchases, or develops, but only if and to the extent (i) reasonably requested by AstraZeneca (and not more than [***] in each Sales Year), (ii) such [***] are directly related to the Product, and (iii) permitted pursuant to the applicable agreement with any Third Party for the same (Prometheus will use commercially reasonable efforts to permit the same in any such agreement); provided that Prometheus does not have any financial obligation that would accrue from the provision of [***] to AstraZeneca (unless AstraZeneca agrees in writing to assume any such financial obligation in full) and provided, further, that Prometheus shall have no obligation to provide any portions of [***] that relate to any other product and/or may redact the same as it deems appropriate in its sole discretion. Any [***] (including the information contained therein) provided by Prometheus to AstraZeneca shall be subject to the Alliance Team Restrictions during the Term and [***] shall be used by AstraZeneca solely to evaluate Prometheus' performance under this Agreement.

(d)
AstraZeneca's observation of such meetings and other activities will be subject to reasonable advance notice requirements, limitations on the frequency of such participation and other guidelines (to be established and mutually agreed upon by the Parties' alliance managers) in order to minimize any disruption to Prometheus' operations and to limit or prohibit access by AstraZeneca to meetings or information relating to Prometheus' other products and business

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    operations other than Promotion of the Product. AstraZeneca may only attend those portions of the meetings specific to the Product. AstraZeneca shall not disclose (either internally within AstraZeneca or to any Affiliate or Third Party) or use any information obtained or based on the above activities other than for the purposes of this Agreement. All such information and any reports and other information obtained or based on the above activities will be deemed to be Prometheus Confidential Information and be subject to Article 28 (Confidentiality).

6.2.9
AstraZeneca will continue to host the Product web site for a minimum of six (6) months after the First Sales Booking Date. Prometheus shall pay to AstraZeneca [***] dollars ($[***]) per month for each month that AstraZeneca hosts the Product web site after the First Sales Booking Date. Included in the monthly fee are the Product web site hosting, updates, maintenance and ongoing technical support (up to [***] hours per month). Prometheus is not limited to [***] hours in a particular month; however, in no event may the number of technical support hours exceed [***] in the aggregate in a six month period without Prometheus incurring additional fees related to such support. Fees for technical support hours (as requested by Prometheus in writing) in excess of [***] shall be billed at [***] dollars ($[***]) per hour. All invoices for web site support and hosting shall be submitted to Prometheus on a Quarterly basis. Prometheus shall pay in full each invoice within thirty (30) days of the invoice date. Prometheus shall provide AstraZeneca with thirty (30) days advance written notice prior to the date that Prometheus intends to move the Product web site hosting from AstraZeneca. There shall be no refunds or credits for partial month hosting or technical support hours not used. All domain names which are registered for the Product shall be the sole property of AstraZeneca. Prometheus is permitted to use the EntocortEC.com domain name and maintain and update the web site's content in accordance with this Section 6.2.9 and for the Promotion of the Product in accordance with this Agreement. The Product website shall be operated and maintained in accordance with all applicable Laws.

6.3
Distribution and Pricing of the Product to Customers.

6.3.1
Subject to the terms of Section 2.1, AstraZeneca representatives shall cease Promoting the Product in the Territory (other than as distributed to Prometheus hereunder) as of the Promotion Start Date.

6.3.2
Subject to AstraZeneca's performance of its obligations hereunder, as of the Promotion Start Date, Prometheus shall Promote the Product to Prometheus' customers in accordance with this Agreement and shall be responsible for all costs and credit risks associated with shipment of the Product to Prometheus' customers including shipping and insurance.

6.3.3
Subject to the terms of any managed care or other contracts which have been properly assigned to Prometheus, as set forth on Schedule J (Transitional Obligations Regarding Managed Market Contracts), with effect from the First Sales Booking Date, and notwithstanding anything contained in this Agreement, Prometheus shall have sole discretion over Prometheus' customer determination, terms and conditions of sale of the Product, including pricing policies (such as whether the Product will be subject to any trade or quantity discounts, whether any discount will be provided for payments on accounts receivable, whether the Product will be subject to rebates, returns and allowances or retroactive price reductions on Product sold by Prometheus, and whether credit is to be granted or refused to Prometheus' customers in connection with the sale of any Product) and the price of the Product (including the wholesale acquisition cost for the Product and regardless of any forecasts provided to AstraZeneca hereunder). Prometheus shall use Diligent Efforts not to enter into any contractual commitment with customers with respect to the sale and purchase of the Product that is not capable of termination for convenience on sixty (60) days'

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  notice or less. Prometheus will be responsible for all risks of its customers' credit and debt collection, and for any and all Product purchases made by its customers.

6.3.4
Prometheus shall be responsible for determining the customers for the Product through the customary channels of distribution for pharmaceutical Product in the Territory.

6.3.5
On or before the First Sales Booking Date, AstraZeneca shall notify its then existing customers for the Product that all future orders for the Product shall be placed with Prometheus and shall provide Prometheus with a list and contact information for all such customers. Any orders held by AstraZeneca for the purchase of Product by customers on the First Sales Booking Date which require delivery after the First Sales Booking Date shall be passed to Prometheus by AstraZeneca. AstraZeneca shall refer to Prometheus any orders it receives for Product after the First Sales Booking Date. Beginning on the First Sales Booking Date, Prometheus shall be responsible for supplying Product in fulfillment of such orders; provided that, AstraZeneca has supplied sufficient quantities of Product to Prometheus in accordance with the terms and conditions of this Agreement.

6.3.6
With respect to Prometheus' sales of the Product, Prometheus shall be responsible for, after the First Sales Booking Date, (i) order processing, tracking, and fulfillment, (ii) processing and payment of chargebacks and rebates, and (iii) processing of returns.

6.3.7
Prometheus will make and keep a full and accurate record of its Product sales and Net Sales from the First Sales Booking Date up to the period of [***] years thereafter.

6.3.8
The Parties' responsibilities for rebates, returns, allowances, retroactive price reductions and certain other matters, in respect of managed care contracts are set forth in Schedule J (Transitional Obligations Regarding Managed Market Contracts). Each Party shall be responsible for any other rebates, returns, allowances and/or retroactive price reductions with respect to the Product it sells and the Parties shall cooperate in good faith to ensure proper allocation of such items with that Party. Each Party shall promptly reimburse the other Party for rebates, returns, allowances and/or retroactive price reductions that are incurred (and paid) by the other Party but owed by the non-paying Party in accordance with the foregoing sentence.

6.4
Customer Service.

6.4.1
From and after the First Sales Booking Date, Prometheus shall provide all customer service required by its customers, specifically relating to the Product, such as processing orders and returns, except that AstraZeneca shall provide normal and customary medical and product related information required in respect of the Product as set forth in Schedule I (Medical and Product Information Obligations of AstraZeneca).

6.4.2
AstraZeneca shall provide to Prometheus within ninety (90) days after the First Sales Booking Date, and thereafter on a Quarterly basis (unless required by applicable Laws to be provided more frequently), Quarterly reports in writing of any complaints received by AstraZeneca after the Promotion Start Date with respect to the Product and details of the call reports in relation to the Product made by AstraZeneca. AstraZeneca shall promptly notify Prometheus according to AstraZeneca's standard procedures if there are any complaints with respect to the Product that are of a material nature.

6.5
Training of Prometheus' Sales Representatives.

6.5.1
AstraZeneca shall, to the extent not provided prior to the Effective Date, and at no cost to Prometheus, promptly provide to Prometheus (and no later than fifteen (15) days prior to the Promotion Start Date) copies of its training program materials (in any form or medium that such

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  materials may exist) related to the Product for the Territory that AstraZeneca generally provides to its own trainers and Sales Force in connection with the Promotion of the Product (and/or a comparable product) in the Territory and Prometheus may only use such training program material in connection with the Promotion of the Product. AstraZeneca will provide initial training for Prometheus' trainers at a time and place reasonably acceptable to the Parties and shall provide such training to Prometheus' trainers as AstraZeneca provides to its own new trainers in connection with the Promotion of the Product (and/or a comparable product) in the Territory. For such initial training by AstraZeneca, each Party shall bear all travel and living expenses for its respective trainers, including airfare, hotels and meals. Prometheus will be responsible for all other initial and ongoing training of all other members of its Product Sales Force with regard to the offer for sale and sale and other Promotion of the Product in the Territory and shall bear all costs associated therewith. Upon Prometheus' reasonable request from time to time during the Term, AstraZeneca, in its sole discretion, may provide at Prometheus' sole cost (provided that Prometheus has agreed to such costs in advance and in writing) such information and assistance as Prometheus may reasonably request in connection with the training of the Product Sales Force.

6.5.2
As of the Promotional Start Date, the quality and frequency of training of the Product Sales Force provided by Prometheus shall be of a commercially reasonable standard to ensure that the Representatives on the Product Sales Force are able to Promote the Product, and other members of the Product Sales Force are able to perform their duties regarding the Product, in full compliance in all material respects with all applicable Laws and industry guidance, including the PDMA, the Pharmaceutical Research and Manufacturers of America ("PhRMA") Code of Interactions with Healthcare Professionals ("PhRMA Code"), the Office of Inspector General's Compliance Program Guidance for Pharmaceutical Manufacturers ("OIG Compliance Program"), and the Prometheus Code, including as set forth on Schedule W (Training and Compliance). AstraZeneca shall have the right pursuant to Section 30.4 to review training materials for the Product Sales Force relating to the Promotion of the Product throughout the Term.

6.5.3
AstraZeneca shall notify Prometheus in advance of any meetings or conferences that in AstraZeneca's Reasonable Opinion are related to Prometheus' Promotion of the Product in the Territory that AstraZeneca intends to hold or attend and shall permit Prometheus to attend such meetings or conferences (provided that, with respect to internal AstraZeneca meetings, Prometheus shall only be permitted to attend those portions of the meeting specific to the Product). Any information obtained or based on the above activities shall not be distributed or used other than for the purposes of this Agreement and shall not be used or disclosed (either internally within Prometheus or with any Third Party). All reports and other information obtained or based on the above activities will be considered AstraZeneca Confidential Information subject to Article 28 (Confidentiality).

6.6
Managed Care Contracts.

6.6.1
The arrangements to assign AstraZeneca's existing managed care contracts to Prometheus (or to AstraZeneca (or its designee) from Prometheus pursuant to Article 20 (Consequences of Termination)) are set out in Schedule J (Transitional Obligations Regarding Managed Market Contracts).

6.6.2
AstraZeneca shall as soon as reasonably practicable following the Effective Date and in any event within ninety (90) days after the Effective Date, withdraw or remove the Product from any AstraZeneca patient assistance programs including the AstraZeneca Together Rx® program and the AstraZeneca Caring Partners program. AstraZeneca shall have the right to continue to distribute the Product in the Territory in connection with such patient assistance programs solely for purposes of fulfilling its obligations that relate directly to orders received under such programs prior to such withdrawal or removal date. In addition, AstraZeneca shall remove the Product from all applicable Medicare contracts within ninety (90) days of the Effective Date. AstraZeneca shall remain liable for all administrative, reporting and related responsibilities up through the date of removal. As of the Effective Date, AstraZeneca shall cease enrolling new patients in the AstraZeneca Patient Assistance program. All patients enrolled in such program on or before the Effective Date, who meet eligibility criteria and adhere to the annual re-enrollment process shall be permitted to remain in such program throughout the Term. Prometheus shall permit AstraZeneca to set aside sufficient Product quantity throughout the Term to enable AstraZeneca to supply Product to program enrollees. AstraZeneca shall not pay Prometheus for such Product and AstraZeneca shall (i) bear all costs associated, or arising in connection, with the AstraZeneca Patient Assistance program, and (ii) remain liable for all administrative, reporting, financial and other responsibilities related to the AstraZeneca Patient Assistance program during and after the Term and Prometheus shall not have any obligations (including any financial obligations) in connection with any such AstraZeneca Patient Assistance program.

6.6.3
Pipeline Inventory adjustment shall be handled by the Parties as set forth in Schedule S (Pipeline Inventory Adjustment Formulas).

6.7
Interim Period and Transition.

6.7.1
Prior to the First Sales Booking Date, AstraZeneca shall Promote the Product in the ordinary course and consistent with past practice (including with respect to Product returns, historic quantities and shelf-life).

6.7.2
AstraZeneca shall cooperate and communicate with Prometheus during the Interim Period, as may be reasonably requested by Prometheus from time to time during such period, to provide information to Prometheus concerning the Promotion of the Product and to transition the Promotion of the Product to Prometheus by the First Sales Booking Date in a commercially reasonable manner.

7
Significant Market Events

7.1
Each of the following events set forth below in this Section 7.1 shall be considered a "Significant Market Event" (a "SME") for purposes of this Agreement.

7.1.1
Generic Budesonide.    A Generic is sold in the Territory.

7.1.2
Adverse Labeling Change.    The labeling for the Product is changed in a manner that has a material adverse effect upon such Product's competitive position in the Crohn's disease market sector (such as, for example, a black box warning).

7.1.3
Supply Failure.

(a)
(i) AstraZeneca delivers less than [***] percent ([***]%) of the aggregate total volume of all commercial presentations of the Product ordered by Prometheus pursuant to Purchase Orders under the terms of this Agreement for delivery in any month; or (ii) AstraZeneca delivers less than [***] percent ([***]%) of the aggregate total volume of all Sample Product presentations ordered by Prometheus pursuant to Purchase Orders under the terms of this Agreement for delivery in any month (each of the events described in clauses (i) and (ii) is referred to as a "Supply Failure"); and

(b)
the Supply Failure is not cured by AstraZeneca within [***] after the end of the month in which the Supply Failure occurred; provided, however that AstraZeneca shall not have the

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    right to cure a Supply Failure pursuant to this Section 7.1.3(b) if Supply Failures described in Section 7.1.3(a) have occurred more than [***] times in any prior twelve (12) month period.

7.1.4
Product Withdrawal.    There is a temporary withdrawal of the Product in the Territory in its entirety (i.e., the withdrawal does not relate to specific batches or lots) pursuant to Article 16 (Product Recall) below, the cause of which is other than a Prometheus Fault, and such withdrawal has continued in existence for more than sixty (60) days.

7.1.5
Cessation of Promotion.    Either (a) AstraZeneca requires Prometheus to cease Promoting the Product on a temporary basis pursuant to Section 22.3 below and such cessation has continued in existence for more than sixty (60) days or (b) (i) Prometheus determines in its Reasonable Business Judgment that it is necessary to discontinue Promoting the Product due to the fact that such Promotion infringes a Third Party's patents in the Territory or otherwise violates a Third Party's intellectual property rights, (ii) Prometheus notifies AstraZeneca of such determination in writing, (iii) AstraZeneca does not, in its Reasonable Business Judgment, dispute such notice, and (iv) Prometheus ceases Promoting the Product and such cessation has continued in existence for more than sixty (60) days. If AstraZeneca disputes such notice, (x) such dispute shall be resolved pursuant to the provisions of Section 30.11 and (y) during the pendency of such dispute, Prometheus shall continue Promoting the Product in accordance with the terms of this Agreement. For the avoidance of doubt, the remedies available in this Article 7 shall not limit or modify AstraZeneca's obligation to indemnify Prometheus pursuant to Section 26.2 for any infringement of a Third Party's patents or other violation of a Third Party's intellectual property rights.

7.1.6
Legal Importation.    The Laws of the United States are changed (as compared to the Laws of the United States existing as of the Effective Date) such that importation into the United States of prescription pharmaceuticals intended for sale or use outside the United States is legal. AstraZeneca will consider in good faith the inclusion of the Product in any AstraZeneca program designed to address the Legal Importation of all AstraZeneca products marketed in the United States.

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7.1.7
Adverse Market Share Changes.    The Product Market Share (as defined below) is for any Quarter listed below: (a) either (i) less than [***] percent ([***]%) of the Product Market Share for the prior Quarter, or (ii) less than the Minimum Market Share Threshold set forth below for such Quarter (where "Q1" means January 1 through March 31, "Q2" means April 1 through June 30, "Q3" means July 1 through September 30 and "Q4" means October 1 through December 31 of the applicable year), and (b) due, in Prometheus' Reasonable Opinion, to an Adverse Market Event, and Prometheus notifies AstraZeneca thereof, which notice includes, at a minimum, a description of the Adverse Market Event which, in Prometheus' Reasonable Opinion, caused the decrease in Product Market Share.

Quarter	Minimum Market Share Threshold
Q3 2005	[***]%
Q4 2005	[***]%
Q1 2006	[***]%
Q2 2006	[***]%
Q3 2006	[***]%
Q4 2006	[***]%
Q1 2007	[***]%
Q2 2007	[***]%
Q3 2007	[***]%
Q4 2007	[***]%
Q1 2008	[***]%
Q2 2008	[***]%
Q3 2008	[***]%
Q4 2008	[***]%
Q1 2009	[***]%
Q2 2009	[***]%

  For purposes of this Section 7.1.7:

  (a)
  "Product Market Share" shall mean, with respect to a Quarter, the amount equal to (i) the total retail prescriptions written for the Product during such Quarter divided by (ii) the sum of (A) the aggregate total retail prescriptions written for all Competitive Products during such Quarter and (B) the total retail prescriptions written for the Product during such Quarter, expressed as a percentage, each as reported by IMS Health. AstraZeneca shall deliver to Prometheus, at no cost to Prometheus, the Product Market Share Calculation and supporting IMS Health National Prescription Analysis (NPA) data for each Quarter during the Term within thirty (30) days following the end of such Quarter.

  (b)
  "Competitive Products" means all pharmaceutical products that are approved for sale in the Territory by the FDA that are (i) either (A) in the [***] or (B) in the [***] with an indication for active or maintenance of mild to moderate Crohn's disease or (ii) any new pharmaceutical product that has an indication for active or maintenance of mild to moderate Crohn's disease.

  (c)
  "Adverse Market Event" shall mean an adverse event in the market for the Product outside the reasonable control of Prometheus, including the (i) marketing in the Territory of an alternative formulation of the Substance approved by the FDA in accordance with the FD&C Act Section 505(b)(2), (ii) sale in the Territory of non-negligible quantities of the Product illegally imported from outside the Territory, (iii) occurrence of adverse publicity (or

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    publication or release of adverse information by the FDA or AstraZeneca) related to the safety or efficacy of the Product, and/or (iv) any regulation by a Governmental Authority or other change in Law adversely affecting the Product.

7.2
Consequences of SMEs.    In the event of a Significant Market Event, the Parties shall, upon the request of Prometheus in its sole discretion, meet within [***] of such request to discuss in good faith what, if any, changes should be made as a result of such Significant Market Event to the Minimum PDE Requirement, the Minimum A&P Spend, the Baseline Sales figures, the Tier 2 Revenues, the Firm Forecasts, the Purchase Orders and other key financial terms in the then-current Sales Year and subsequent Sales Years. In the event that, notwithstanding such good faith discussions, the Parties do not agree to such changes within [***] of the date of the first meeting of the Parties (the "SME Negotiation Period"), then Prometheus shall have the right in its sole discretion to terminate this Agreement by giving written notice to AstraZeneca, such notice to be given within [***] after the end of the SME Negotiation Period. Following such notice, this Agreement shall terminate as of [***] after the end of the SME Negotiation Period. For the avoidance of doubt, neither the occurrence of a Significant Market Event nor the failure of the Parties to agree to such changes shall be deemed to be a breach of this Agreement by either Party.

7.3
Except in the event of termination of this Agreement as result of a Significant Market Event described in Sections 7.1.1, 7.1.3, 7.1.4, 7.1.5 or 7.1.6, Prometheus shall continue to Promote the Product in the ordinary course in the event that this Agreement is terminated pursuant to Section 7.2 for the period through and including the effective date of the termination at least to the extent reasonably necessary to satisfy the applicable Merck Minimums, if any, for Promotion of the Product. During such [***] period, AstraZeneca shall have the co-exclusive right to promote the Product in the Territory, including by performing PDEs or otherwise expending money in connection with the marketing or promotion of the Product, but shall not have the right to distribute or sell the Product (including booking sales for Prometheus' account) or perform any activities included under the term "Promotion" other than to promote the Product as expressly set forth herein. Any such promotion shall be set off against any Merck Minimums that Prometheus is required to meet during such period.

8
Forecasting and Ordering

8.1
Prometheus shall purchase from AstraZeneca or its designee, its entire requirements of the Product for sale by Prometheus in the Territory pursuant to this Agreement at the Purchase Price determined in accordance with Article 13 (Purchase Price, Invoicing and Payment).

8.2
Initial Firm Forecast and Delivery Schedule.

(a)
Set forth on Schedule K (Initial Firm Forecast and Delivery Schedule) is Prometheus' purchase order (a "Purchase Order") for the purchase of Product by Packaging Configuration in the first and second calendar quarters of 2005 specifying Product for delivery by month following the First Sales Booking Date, and Prometheus Firm Forecast for Product by Packaging Configuration by month for the third calendar quarter of 2005 (which shall be subject to Section 8.6).

(b)
Pursuant to Schedule R (Order and Delivery Timetables), on or before the date that is three (3) Business Days following the Effective Date, Prometheus shall deliver to AstraZeneca in writing Prometheus' forecast for Product by Packaging Configuration by month for the final calendar quarter of 2005 and the first calendar quarter of 2006 (which shall be non-binding and, therefore, shall not be considered "firm").

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8.3
Beginning with the first Quarter after the First Sales Booking Date, at least ninety (90) days prior to the commencement of each subsequent Quarter, Prometheus will provide to AstraZeneca a Purchase Order for the Product by Packaging Configuration required by Prometheus by month for that subsequent Quarter as set out in Schedule R (Order and Delivery Timetables). Such Purchase Orders, including that given under Section 8.2(a), will comprise a binding obligation on Prometheus to purchase covered quantities of Product, subject to sections where Prometheus' obligations may be modified and/or suspended upon the occurrence of certain events, including Section 7.2, Article 16 (Product Recall), Article 19 (Termination), Article 20 (Consequences of Termination), Section 22.3 and Section 30.8.

8.4
At the same time as providing the Purchase Orders required by Section 8.3 above, Prometheus shall provide AstraZeneca with a firm forecast for the following one (1) Quarter ("Firm Forecast") and a non-binding forecast for the further two (2) Quarters.

8.5
AstraZeneca shall inform Prometheus of any events that may prevent AstraZeneca or its designee from fulfilling its supply obligations with respect to the forecast requirements for Product as delivered by Prometheus as promptly as reasonably practicable after becoming aware of such events; provided, however, that Prometheus may cancel any orders delayed more than forty-five (45) days after the requested delivery date.

8.6
Purchase Orders for the Product submitted by Prometheus to AstraZeneca shall not be more than [***] percent ([***]%) above or [***] percent ([***]%) below the amount forecasted by Packaging Configuration by Prometheus in the Firm Forecast. For avoidance of doubt, the Firm Forecast for a particular Quarter first provided to AstraZeneca shall constitute the Firm Forecast which shall not be altered by any subsequent revised forecast for the Quarter in question, except as set forth above or otherwise agreed to in writing by AstraZeneca and Prometheus.

8.7
AstraZeneca shall be under no obligation to supply such additional quantities of Product in the event that a Purchase Order submitted to AstraZeneca by Prometheus is more than [***] percent ([***]%) above the amount of Product by Packaging Configuration specified in the Firm Forecast for the equivalent period.

8.8
In the event that a Purchase Order submitted to AstraZeneca by Prometheus is less than [***] percent ([***]%) of the amount of Product by Packaging Configuration specified in the Firm Forecast, AstraZeneca shall use Diligent Efforts to use all raw materials, including formulated work in progress manufactured on the basis of the Firm Forecasts, in the Manufacture of other Product for supply hereunder or otherwise, if possible, and in no event less than the efforts AstraZeneca expends for its own products. AstraZeneca shall have the right, in its sole discretion, to invoice Prometheus within thirty (30) days an amount equivalent to the cost of raw materials and work in progress that AstraZeneca discarded in respect to the Manufacture of such shortfall amount of Product. Prometheus shall pay any such invoice within thirty (30) days of such invoice date; provided that AstraZeneca shall provide reasonably detailed documentation supporting such costs prior to payment by Prometheus of the invoice.

8.9
Except pursuant to Section 7.2, Article 16 (Product Recall), Article 19 (Termination), Article 20 (Consequences of Termination), Section 22.3 and Section 30.8, in which case no payments shall be due from Prometheus under Section 8.8, Purchase Orders placed by Prometheus hereunder shall not in any event be less than [***] percent ([***]%) of the Firm Forecast by Packaging Configuration. If, with respect to a specific Purchase Order, AstraZeneca elects payment by Prometheus and Prometheus makes such payment under Section 8.8 for a shortfall amount, Prometheus' failure to place such Purchase Order for at least [***] percent ([***]%) of the Firm Forecast shall not be deemed to be a breach of this Section 8.9.

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8.10
Except as set forth in Section 19.1.2, AstraZeneca will be obliged to supply the Product ordered under a Purchase Order by way of monthly delivery pursuant to Article 11 (Delivery, Title and Risk of Loss). The monthly deliveries shall be made according to the order and delivery timetable set out in Schedule R (Order and Delivery Timetables), or other schedules as may be agreed to in writing by the Parties from time to time.

8.11
In addition, and subject to the Firm Forecast requirement as set forth in Section 8.4, Prometheus shall also provide to AstraZeneca, by the date that is three (3) Business Days following the Effective Date, a non-binding three (3) year good faith forecast for its requirements for Product by Unit on a Quarterly basis. Subsequently throughout the Term, Prometheus shall supply AstraZeneca by April 30th and October 31st of each Sales Year, a non-binding three (3) year good faith forecast for its requirements for Product by Unit on a Quarterly basis. If the Term period remaining is shorter than three (3) years, Prometheus shall provide such forecast through the remainder of the Term.

8.12
Prometheus shall forecast and order Sample Product in line with the forecasting and ordering arrangements that apply to the Product.

8.13
For the avoidance of doubt, the forecasting, ordering and purchasing obligations outlined in this Article 8 shall apply to Prometheus' requirements for Product whether intended for retail, Sample Product, compassionate or drug assistance usage.

8.14
Retail Product supplied to Prometheus hereunder shall have upon delivery to Prometheus at least [***] months remaining expiration dating. All Sample Product and clinical supplies shall have upon delivery at least [***] months remaining expiration dating, unless otherwise agreed to by the Parties.

9
Trademarks

9.1
Prometheus shall Promote the Product in the Territory, in accordance with the provisions of this Agreement, only under the ENTOCORT® mark and the other Trademarks; provided, however, that the labeling for the Product and the Promotional Materials shall contain the Prometheus corporate name and logo in accordance with the provisions of Section 9.2. From time to time, Prometheus may propose to AstraZeneca that an additional Mark be used in connection with the Promotion of the Product in the Territory. (For purposes of this Section 9.1, an additional Mark to be used solely in connection with the Promotion of the Product in the Territory is referred to as an "Additional Product Mark" and an additional Mark to be used in other aspects of Prometheus' business in addition to its use in connection with the Promotion of the Product in the Territory is referred to as a "Prometheus Mark"). No Additional Product Mark shall be used in connection with the Promotion of the Product in the Territory unless and until AstraZeneca, in its sole discretion, approves such Additional Product Mark for use in connection with the Promotion of the Product in writing in advance. Any Additional Product Mark so approved by AstraZeneca shall be deemed to be a Trademark for purposes of this Agreement, and Prometheus hereby assigns to AstraZeneca any right, title and interest in and to such Additional Product Marks. Prometheus shall not use a Prometheus Mark in connection with the Promotion of the Product in the Territory unless and until AstraZeneca consents, based on its Reasonable Business Judgment, to such use of such Mark for use in connection with the Promotion of the Product in writing in advance. AstraZeneca may not unreasonably withhold or delay such consent; provided that it shall not be unreasonable for AstraZeneca to withhold such consent in the event AstraZeneca believes in its Reasonable Business Judgment that use of such Prometheus Mark in connection with the Promotion of the Product in the Territory could reasonably be likely to cause a likelihood of confusion as to the source of the Product or with any Mark owned by AstraZeneca or could

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  reasonably be likely to dilute or cause harm to AstraZeneca's interests in the ENTOCORT® EC trademark or any of the other Trademarks, or AstraZeneca determines, in its Reasonable Business Judgment, that ceasing the use of such Prometheus Mark in connection with the Promotion of the Product following the expiration or termination of this Agreement would be reasonably likely to adversely affect the Promotion of the Product. Prometheus Marks shall not be deemed to be Trademarks for purposes of this Agreement, and AstraZeneca shall have no right, title or interest in or to any Prometheus Marks and shall not be permitted to use any Prometheus Marks in connection with the Promotion of the Product or otherwise. For the avoidance of doubt, once AstraZeneca has approved an Additional Product Mark or a Prometheus Mark for use in connection with the Promotion of the Product, Prometheus shall not have any obligation to submit specific uses of such approved Mark (including any Promotional Materials bearing any such Mark) to AstraZeneca pursuant to this Section (so long as such specific uses of such Marks are consistent with any Trademark usage guidelines for such Mark proposed by Prometheus and approved by AstraZeneca pursuant to this Section). The prior sentence is not intended to modify Prometheus' obligations to submit Promotional Materials under Section 6.2.2 for regulatory review. All goodwill from the use of the Trademarks shall inure to the sole benefit of AstraZeneca. Except as granted under this Agreement (including under Section 9.8), to the extent that Prometheus acquires any right, title or interest in or to any Marks (other than with respect to the Prometheus Marks) used by Prometheus in connection with the Promotion of the Product, Prometheus hereby assigns such rights to AstraZeneca.

9.2
The labeling for the Product shall identify both AstraZeneca and Prometheus in the form set out in Schedule N (Proposed Prometheus Labeling) (except as set forth in Sections 4.5 and 10.2).

9.3
The Promotional Materials for the Product shall identify Prometheus as the distributor of the Product in the Territory and may contain the Prometheus corporate name and logo. Except as may be required by Law, Prometheus will not make any reference in its Promotional Materials, or otherwise in Promoting the Product, to AstraZeneca, its Affiliates or any trademark of AstraZeneca or its Affiliates other than to AstraZeneca and the Trademarks as set out in Schedule N (Proposed Prometheus Labeling) or as otherwise permitted herein or approved by AstraZeneca in writing.

9.4
Prometheus shall not during the Term or thereafter adopt or seek to register any trademark confusingly similar to the Trademarks applied to the Product.

9.5
Upon termination of this Agreement for whatever reason, except as required by Law, Prometheus shall forthwith take all necessary steps to eliminate references to the Trademarks in any Promotional Materials or similar materials belonging to Prometheus or over which Prometheus has control, except to the extent necessary to sell its current stock of Product in accordance with Section 20.2.

9.6
Subject to the rights of Merck & Co., Inc. and/or its Affiliates described in Schedule G (Merck & Co., Inc. Affiliate Distribution Rights Granted to AstraZeneca), AstraZeneca and its Affiliates shall own and retain all right, title and interest in and to the Trademarks and all goodwill associated therewith throughout the Territory. Prometheus shall own and retain all right, title and interest in and to the Prometheus Marks and all goodwill associated therewith throughout the Territory. For the avoidance of doubt, each Party and its Affiliates shall own and retain all right, title and interest in and to its and their respective corporate names and logos.

9.7
Prometheus shall promptly notify AstraZeneca of any actual or suspected infringement of the Trademarks as well as any actual or threatened claims (of which it becomes aware) that the Trademarks infringe upon the intellectual property rights of a Third Party. In such event, AstraZeneca will use Diligent Efforts to alleviate any such infringement and Prometheus will assist AstraZeneca (at AstraZeneca's expense) if necessary. AstraZeneca shall consult with, and keep Prometheus updated, with respect to any such claim or action.

9.8
AstraZeneca hereby grants to Prometheus a non-exclusive right and license, with no right to sublicense (except to contract sales organizations with which Prometheus contracts pursuant to Section 2.8 or other Third Parties approved by AstraZeneca in accordance with Section 2.1, and only to the extent necessary for such entities to perform their obligations to Prometheus relating to Promotion of the Product), to use the Trademarks and the Brand Essence solely for Promotion of the Product in the Territory during the Term (including as such may be used in the packaging, labeling and inserts for the Product and in the Promotional Materials) in accordance with the terms and conditions of this Agreement. Without limiting the foregoing, Prometheus shall not use the Trademarks to identify any product other than the Product.

10
Supply of Product and Manufacturing

10.1
Subject to the terms of this Agreement including Section 19.1.2, AstraZeneca shall supply Prometheus with its requirements of the Product for sale to customers in the Territory in accordance with the terms and conditions of this Agreement and all applicable Laws.

10.2
AstraZeneca shall initially supply Product to Prometheus in the packaging and labeling of AstraZeneca existing at the Effective Date. As soon as practicable and in any event within thirty (30) days following the receipt of the first purchase order and forecasts pursuant to Section 8.2 above, the Parties shall meet to discuss in good faith the appropriate arrangements and timing for the supply of Product by AstraZeneca to Prometheus in the packaging of Prometheus as specified in Schedule N (Proposed Prometheus Labeling). Each Party will use Diligent Efforts to effect the transition to the Prometheus packaging as expeditiously as commercially practicable.

10.3
In accordance with the arrangements agreed to under Section 10.2 above, AstraZeneca shall supply Product to Prometheus in the packaging and labeling set out in Schedule N (Proposed Prometheus Labeling).

10.4
AstraZeneca shall not in any event be obliged to supply Product in excess of the number of Units in each relevant period as set out in Schedule O (Maximum Quantities of Product and Sample Product).

10.5
AstraZeneca shall supply Product that conforms with the Specifications and cGMP. AstraZeneca shall be entitled to modify the Specifications, labeling, Manufacturing and testing processes employed with regard to the Manufacture of the Product from time to time subject to any and all such modifications being approved by the Regulatory Authorities and to AstraZeneca notifying the same to Prometheus; provided, that, Prometheus shall be consulted prior to the implementation of such modifications and provided with all information reasonably required by Prometheus in respect of any such proposed modifications unless such proposed modifications are, in AstraZeneca's Reasonable Opinion, not material and would not be likely to have an impact on the Promotion of the affected Product by Prometheus hereunder or result in any increase in the Manufacturing cost of the Product, and AstraZeneca shall consider any comments of Prometheus related thereto in good faith; provided that AstraZeneca, in its sole discretion may decide whether to incorporate any of such comments. AstraZeneca shall bear the cost of any such changes initiated by AstraZeneca including the cost of discarded packaging and labeling.

10.6
AstraZeneca hereby represents and warrants and shall ensure that all Product supplied to Prometheus pursuant to this Agreement, upon delivery to Prometheus, shall meet the Specifications and shall have been Manufactured, tested, released, stored, shipped, supplied and otherwise handled in accordance with all applicable Laws (including all FDA regulatory requirements, GLPs and cGMPs) and shall not be adulterated or misbranded within the meaning of the FD&C Act, whether through or as a result of the actions of AstraZeneca, its agents or Affiliates or otherwise. Non-conforming Product returns shall be handled in accordance with Article 14 (Non-Conforming Product/Returns).

10.7
AstraZeneca shall have the right, from time to time, in its sole discretion to use an alternative site for the Manufacture of Product or appoint any Third Party or Third Parties and any Affiliates of AstraZeneca to Manufacture and supply Product to Prometheus hereunder; provided, that, such site has been approved for such Manufacture by the applicable Regulatory Authorities and Manufactures the Product in accordance with all applicable Laws. Such Manufacturing and supply changes shall not alter the rights, obligations and liabilities of the Parties as set out under this Agreement. AstraZeneca shall promptly notify Prometheus if it appoints a Third Party to Manufacture any Product (including any Substance).

10.8
Release of the Product for delivery to Prometheus pursuant to this Agreement shall be in the sole discretion of AstraZeneca with respect to quality assurance. This Section 10.8 is not in any way intended to release AstraZeneca, in whole or in part, from its obligations to supply Product in accordance with this Agreement.

10.9
Without limiting any of AstraZeneca's obligations, or Prometheus' rights under this Agreement, AstraZeneca will notify Prometheus in writing as promptly as practicable of any inability to supply the Product subject to a Purchase Order under this Agreement. In such event, the Parties will meet to discuss in good faith a mutually acceptable plan of action.

10.10
Changes requested by Prometheus in respect of the labels, artwork or package configurations of the Product will be subject to the prior written approval of AstraZeneca, which shall not be unreasonably withheld or delayed. For avoidance of doubt, the reasonableness or otherwise of AstraZeneca approval to any such requested change shall include consideration of other commitments of AstraZeneca or its Affiliates in respect of the Product. Furthermore, Prometheus will not seek the consent of AstraZeneca to any such change for at least [***] months from the first delivery of Product to Prometheus in Prometheus specific Packaging. If so approved, AstraZeneca will notify Prometheus of the reasonable time period that would be required for AstraZeneca to implement such presentation, label or artwork changes and package configuration changes requested by Prometheus. Changes requested by Prometheus and implemented by AstraZeneca will be at Prometheus' cost and expense, including any necessary and connected costs of purchase or preparation of necessary equipment and the reasonable costs of administration of the change, stability and other CMC related testing, the cost of discarded packaging and labelling; provided that Prometheus has agreed in advance in writing to the amount of such costs, exclusive of the initial change to the Prometheus-specific packaging.

10.11
The Parties shall enter into a Quality Assurance Agreement set forth in Schedule Y (Quality Assurance Agreement) on the Effective Date hereof.

10.12
In addition to AstraZeneca's rights under Section 2-702 of the Uniform Commercial Code ("UCC"), AstraZeneca shall have the right to suspend shipments during any period in which Prometheus is in payment default under this Agreement, whether or not such payment default is subject to cure.

11
Delivery, Title and Risk of Loss

11.1
AstraZeneca will ship the Product to Prometheus, [***], by use of a carrier mutually agreed to by the Parties to up to two (2) of Prometheus' designated warehouses on a monthly basis. Pallet configurations for retail Product and Sample Product are as set forth on Schedule D (Packaging Configuration). Any change to the definition of a "full pallet," must be mutually agreed to by the Parties. [***] will be responsible for the freight and insurance costs of delivery.

11.2
Title and risk of loss for the Product shall pass to Prometheus when AstraZeneca delivers the Product from AstraZeneca's control to the carrier's control for delivery to Prometheus in accordance with Section 11.1 above.

12
Sample Product

12.1
AstraZeneca shall supply and Prometheus shall purchase Sample Product, as set out in Schedule L (Purchase Price). The Sample configuration in place as of the Effective Date (i.e., two (2) bottles per carton, six (6) capsules per bottle, the "Twin Pack Configuration") will be converted to a one (1) bottle configuration (six (6) capsules per bottle) (the "Single Bottle Configuration") upon the consumption of all inventory of, and other material existing as of the Effective Date for, the Twin Pack Configuration which in no event shall be more than one hundred and twenty thousand (120,000) units of the Twin Pack Configuration. AstraZeneca and Prometheus may work together to explore new Sample package configurations at any time after the implementation of the Single Bottle Configuration. No other Sample package configuration mutually agreed upon by the Parties during the Term shall be implemented prior to the consumption of all inventory and other material

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  related to the Sample package configuration being replaced. Notwithstanding the foregoing sentence, Prometheus shall be financially responsible for all costs in connection with such configuration changes (except for the conversion to the Single Bottle Configuration), including, reasonable costs for obsolescence of raw materials, goods-in-process, packaging materials and supplies that cannot be used by AstraZeneca, provided that Prometheus has been advised of, and agreed in writing to, all such costs prior to any configuration changes. Prometheus shall distribute the Sample Product solely as samples for Promotion, free of charge to its customers and for no other purpose. Prometheus shall keep complete and accurate records of the Sample Product distributed by Prometheus in the Territory for a period of up to [***] years from distribution of such Sample Product. At the request of Prometheus at any time after the implementation of the Single Bottle Configuration, AstraZeneca and Prometheus will discuss in good faith the possibility of transferring responsibility for the packaging of Samples from AstraZeneca to Prometheus; provided, however, that AstraZeneca will have no obligation to make any change to the responsibility for Sample packaging or to modify any terms of this Agreement related to packaging Samples.

12.2
AstraZeneca's obligation to supply Sample Product shall not in any event exceed the levels set out in Schedule O (Maximum Quantities of Product and Sample Product).

12.3
Prometheus shall at all times comply with the Prescription Drug Marketing Act and all other applicable Laws governing distribution of Product Samples in the Territory. Prometheus will provide AstraZeneca with Quarterly national-level reports showing the total Sample Product distributed in the Territory during such Quarter within forty-five (45) days of the end of each Quarter.

12.4
Prometheus shall permit AstraZeneca or its agent to audit Prometheus' records (pursuant to Section 30.4) evidencing details of the Sample Product distributed after the First Sales Booking Date as necessary to verify Prometheus' compliance with Laws as set forth in Section 12.3.

12.5
AstraZeneca shall be responsible for the cost of its review of Prometheus' records of Sample Product, except that in the event of a material violation by Prometheus of any applicable Law, the cost of such review shall be at Prometheus' expense.

13
Purchase Price, Invoicing and Payment

13.1
Product will be supplied to Prometheus at the [***] as described on Schedule L (Purchase Price), as [***] as described on Schedule L (Purchase Price). In addition, [***] pursuant to the terms set forth on Schedule L (Purchase Price).

13.2
Prometheus shall pay AstraZeneca the Purchase Price for the Product and Product Samples supplied under this Agreement in fulfilment of a Prometheus Purchase Order in U.S. dollars via an Automatic Clearing House (ACH) payment to PNC Bank, Philadelphia, Pennsylvania, ABA [***], for the Account of: AstraZeneca LP, Account # [***].

13.3
AstraZeneca shall invoice Prometheus promptly after shipment of the Product to Prometheus based on the Purchase Price calculated as set forth in Schedule L (Purchase Price). Prometheus shall pay in full each invoice within thirty (30) days of the invoice date, (except to the extent that there is a dispute in good faith with respect to any amount on such invoice, in which case Prometheus shall be obligated to pay all undisputed amounts and to pursue resolution of the dispute in accordance with the provisions set forth below in this Section 13.3). In the event of such dispute initiated by Prometheus for any portion of such invoice amount, the thirty (30) day period for payment shall be tolled pending resolution of such dispute if (i) Prometheus gives written notice to AstraZeneca within such thirty (30) day period from the invoice date of the existence of a bona fide dispute regarding such payment, which notice shall be signed by the Chief Executive Officer or Chief Financial Officer of Prometheus on behalf of Prometheus (in such individual's

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  capacity as an officer of Prometheus and not as an individual) and state Prometheus' good faith basis for such dispute, and (ii) Prometheus pays AstraZeneca the undisputed portion of the invoice. During the thirty (30) day period following AstraZeneca's receipt of such notice, the Parties shall use good faith efforts to resolve such bona fide dispute as soon as practicable.

13.4
All sums payable to AstraZeneca under this Agreement shall be exclusive of any amount arising in respect of sales, use, transfer, income or other tax (other than taxes levied on AstraZeneca's income), which (if payable) shall be borne solely by Prometheus.

13.5
Notwithstanding anything contained herein, Prometheus shall have the sole right and discretion to set the price at which Prometheus sells (or re-sells) the Product (including the wholesale acquisition cost).

14
Non-Conforming Product/Returns

14.1
Prometheus shall (without prejudice to Article 26 (Indemnification)) make all claims for defects in a Product supplied by or on behalf of AstraZeneca that is or could have been detected by a reasonable inspection at the time of delivery ("Detectable Defects") to AstraZeneca in writing within thirty (30) days after delivery to Prometheus of the relevant shipment of Product; provided that, in the event of a defect in a Product that is not a Detectable Defect, Prometheus shall make all claims for such defects within thirty (30) days upon discovery, if ever, of such defect. Nothing contained herein shall limit AstraZeneca's obligations under Section 26.2.

14.2
In the event of a dispute between the Parties as to any defect in the Product that cannot be resolved within thirty (30) days of a claim being made to AstraZeneca pursuant to Section 14.1, Prometheus and AstraZeneca shall, within an additional seven (7) Business Days, submit the batch of Product concerned to the Operations Committee. If the Operations Committee cannot reach consensus within seven (7) Business Days, the matter will be forwarded to the Oversight Committee. If the Oversight Committee cannot reach consensus within seven (7) Business Days, the matter will be forwarded to an independent expert to be mutually agreed between the Parties (the "Independent Expert") who shall examine the Product concerned. The decision of the Independent Expert shall (except in the case of manifest error or fraud) be binding upon the Parties and the costs of the Independent Expert shall be borne wholly by the Party against whom the Independent Expert decides.

14.3
Following a claim from Prometheus pursuant to Section 14.1, AstraZeneca's sole obligation (without prejudice to Article 26 (Indemnification), Article 16 (Product Recall) or Prometheus' other rights expressly set forth in this Agreement), in the event that AstraZeneca, the Operations Committee or the Oversight Committee accepts Prometheus' claim as valid or in the event that the Independent Expert supports Prometheus' claim, shall be to provide Prometheus with a Credit Note equal to the number of defective units of Product multiplied by the applicable Purchase Price (subject to all adjustments pursuant to Article 13 (Purchase Price, Invoicing and Payment) if such adjustments have been made) under this Agreement to the defective Product at the time of purchase. In addition, upon Prometheus' written request, AstraZeneca shall supply replacement Product to Prometheus as expeditiously as commercially practicable at the same price that Prometheus would have paid for the defective Product. Any Product that are agreed or determined to be damaged or otherwise defective shall be destroyed by Prometheus at AstraZeneca's expense.

14.4
Notwithstanding anything herein to the contrary, AstraZeneca shall have no liability for damage or other defects to Product occurring after delivery to the relevant carrier thereof pursuant to Article 11 (Delivery, Title and Risk of Loss).

14.5
Subject to Sections 6.3.6 and 14.11, AstraZeneca shall be financially responsible for the cost of returns of the Product sold by AstraZeneca identified by lot number and NDC of such Product sold prior to the First Sales Booking Date received from customers. AstraZeneca shall not deliver any Product to Prometheus from the same lot as any Product sold or distributed by AstraZeneca prior to the First Sales Booking Date.

14.6
Prometheus shall not instruct, recommend or attempt to induce customers who have previously purchased the Product from AstraZeneca to return such Product when that would not otherwise have been the case but for Prometheus' instructions, recommendations or inducement. For purposes of this Section, shipping units of Product to customers in the ordinary course will not be considered to violate this Section 14.6.

14.7
Subject to Section 14.11, Prometheus shall be financially responsible for the management and cost of returns of the Product sold by Prometheus identified by lot number and NDC of the Product sold by Prometheus on or after the First Sales Booking Date and prior to the expiration or earlier termination of this Agreement, but including any Product sold in any applicable run-off period pursuant to Section 20.2.2.

14.8
AstraZeneca shall not instruct, recommend or attempt to induce customers who have previously purchased Product from Prometheus to return such Product when that would not otherwise have been the case but for AstraZeneca's instructions, recommendations or inducement. For purposes of this Section, shipping units of Product to customers and Promoting the Product in the ordinary course will not be considered to violate this Section 14.8.

14.9
In the event that any of the Product are returned to AstraZeneca by Prometheus' customers for the reason that the Product are claimed to be defective or otherwise, AstraZeneca will promptly notify Prometheus in writing of such return.

14.10
If a return is attributable to a defect or damage caused by AstraZeneca or otherwise resulting from a breach of any of AstraZeneca's representations, warranties or obligations hereunder, then AstraZeneca will replace such Product with conforming Product and shall pay Prometheus the reasonable costs of administering the return. If AstraZeneca determines that there is no defect or damage attributable to AstraZeneca or otherwise resulting from a breach of any of AstraZeneca's representations, warranties or obligations hereunder, and Prometheus disagrees, the matter will be referred to the Oversight Committee for determination in accordance with Article 21 (Governance and Oversight). If the Oversight Committee cannot reach consensus, the matter will be forwarded to the Independent Expert in accordance with Section 14.2. The decision of either the Oversight Committee or the Independent Expert will be binding upon the Parties and the costs of the Independent Expert (if applicable) as well as the costs associated with the return (including administration) will be borne wholly by the responsible Party.

14.11
As only one (1) Party can be responsible for a Product NDC when dealing with a returned goods processor and/or wholesaler, Prometheus will be responsible for the management of all Product returns (including the issuance of credits), commencing on the First Sales Booking Date and during the Term. AstraZeneca will reimburse Prometheus for all Product returns associated with Product lots for which AstraZeneca is responsible. Upon expiration or termination of this Agreement, AstraZeneca will be responsible for the management of all Product returns (including the issuance of credits), commencing on the expiration or effective termination date. Prometheus will reimburse AstraZeneca for all Product returns associated with Product sold by Prometheus.

15
Storage and Distribution

15.1
The Product (including the Samples) will be Packaged and supplied by AstraZeneca in accordance with the requirements set out in Schedule Y (Quality Assurance Agreement), the Regulatory Approvals and all applicable Laws. Prometheus shall not repackage or in any way alter the packaging of the Product without the prior written consent of AstraZeneca. Prometheus will store, handle and transport the Product in compliance with the requirements set out in Schedule Y (Quality Assurance Agreement), the Regulatory Approvals and all applicable Laws.

15.2
Prometheus will maintain commercially reasonable quality control standards and record-keeping practices, including procedures for the storage, handling and transportation of the Product and for handling customer complaints and product recalls.

15.3
Prometheus shall obtain at its sole expense all equipment, facilities and personnel necessary for Prometheus to store, handle and transport the Product in accordance with the terms hereof and shall pay all other costs and expenses in connection therewith.

15.4
In the event of any inspections or audits by any regulatory agency of Prometheus' or any of Prometheus' Third Party providers' premises (as related to the Product), Prometheus shall promptly notify AstraZeneca and shall obtain and ensure that AstraZeneca receives any reports of such agencies to the extent applicable to the Product as promptly as practicable following receipt thereof by Prometheus. In the event any such inspection occurs at AstraZeneca's or any of its Affiliates' premises (or any premises where the Product is Manufactured even if not AstraZeneca's premises), AstraZeneca shall promptly notify Prometheus and shall obtain and ensure that Prometheus receives any reports of such agencies to the extent applicable to the Product as promptly as practicable following receipt thereof by AstraZeneca.

15.5
Prometheus shall permit AstraZeneca or its authorized representatives to inspect Prometheus' premises used for the storage of Product and/or to conduct an audit of Prometheus' working methods and procedures with respect to the Product (pursuant to Section 30.4) in order to verify Prometheus' compliance with all applicable Laws. In the event such inspections identify premises, working methods or procedures not in material conformity with cGMP, and/or the provisions of this Agreement, as required for Prometheus to perform hereunder, AstraZeneca shall give written notice of such non-conformity to Prometheus and, if such non-conformity rises to the level of a material default hereunder, the provision of Section 19.1.1 shall apply (with the exception of non-conformities which cannot be reasonably corrected during such period, if Prometheus has undertaken good faith efforts to correct the same). In such case, Prometheus will have additional time to correct (or cause to be corrected) such deficiencies so long as good faith efforts are continued.

16
Product Recall

16.1
Subject to Section 16.5, if any Product is recalled for any reason, including because of a legal or regulatory requirement or order to recall, or at the request of AstraZeneca pursuant to Section 16.3, (i) AstraZeneca shall be responsible for such Product recall including the overall management of the issue and circumstances giving rise to the recall of the Product including dealing with Regulatory Authorities in this regard, except as required by applicable Law and (ii) Prometheus shall conduct such Product recall on behalf of AstraZeneca, in each case in accordance with the provisions of this Article 16.

16.2
If a recall is requested by AstraZeneca, or if a recall is required by applicable Law, AstraZeneca shall notify Prometheus in writing within twenty-four (24) hours of such determination and shall consult with Prometheus regarding the most appropriate course of action (or if Prometheus receives first notice of a recall, it shall notify AstraZeneca in writing within twenty-four (24) hours of such receipt). Prometheus shall review the written notice and provide a written response to AstraZeneca within one (1) Business Day of receipt of AstraZeneca's notice of such determination, provided that, in a life endangering situation or in the event of a recall of any Product mandated by applicable Law or action of any Regulatory Authorities of which Prometheus is provided notice, Prometheus shall be permitted to initiate a recall without obtaining the prior approval of AstraZeneca. Prometheus shall, however, use Diligent Efforts to notify AstraZeneca of such situation immediately, and Prometheus shall provide AstraZeneca with full details of such situation promptly, so that the Parties may decide on the most appropriate course of action.

16.3
Subject to Section 16.2, if AstraZeneca determines that Product should be recalled due to safety reasons, Prometheus shall proceed with the recall in accordance with Prometheus' recall procedures.

16.4
Following the decision to recall Product, AstraZeneca shall also provide Prometheus with a prepared statement for use (subject to Prometheus approval, such approval not to be unreasonably withheld) in response to any inquiries regarding any recall of the Product. Prometheus shall use such prepared statement to respond to any inquiries received with regard to the recall and shall not make any other statement regarding such recall except as required by applicable Law.

16.5
If any Product is recalled by the FDA or AstraZeneca, AstraZeneca shall reimburse Prometheus for the reasonable out-of-pocket costs of activities incurred by Prometheus as a direct result of the recall, (e.g., travel, transportation, destruction and publicity costs), including those internal costs directly incurred and necessary to administer the recall. AstraZeneca shall provide Prometheus with a Credit Note equal to the Purchase Price for any such recalled Product; provided, however, AstraZeneca shall not reimburse any costs associated with the recall or issue any Credit Note with regard to recalled Product to the extent that such recall is due to the negligence, recklessness or wrong-doing of Prometheus or its directors, officers, employees or agents or due to a breach of this Agreement by Prometheus (a "Prometheus Fault"). In addition, if any Product is recalled by the FDA or AstraZeneca, then, upon Prometheus' written request, AstraZeneca shall supply replacement Product to Prometheus as expeditiously as commercially practicable at the same price that Prometheus would have paid for the defective Product.

16.6
Prometheus shall keep complete and accurate records of the distribution and sales of the Product to enable appropriate procedures to be implemented in the event that a voluntary or mandatory recall of any Product is required.

16.7
AstraZeneca shall be entitled to inspect and audit (pursuant to Section 30.4) Prometheus' recall procedures and the records referred to in Section 16.6, to ensure that Prometheus is complying with all applicable Laws. However, this Section 16.7 shall not relieve Prometheus of its responsibilities and liabilities arising under this Article 16

16.8
In the event of a recall, the obligations of the Parties under the Agreement will be suspended, as appropriate, until the circumstances that caused the recall have been resolved (including regulatory authorization to resume is received, if applicable).

16.9
For the avoidance of doubt, Prometheus' obligations pertaining to recalls under this Article 16 apply only to the extent that the recall is in the Territory. In addition, AstraZeneca will promptly notify Prometheus of any recall relating to the Product that occurs or is reasonably likely to occur outside of the Territory.

17
Adverse Event Reporting

  The Parties shall enter into the Safety Reporting Agreement as set forth in Schedule Z (Safety Reporting Agreement) on or by the Promotion Start Date.

18
Promotion Start Date, First Sales Booking Date and Term

18.1
The term of this Agreement shall commence on the Effective Date and end on the date that is sixty (60) months following the First Sales Booking Date (such sixty-month period, and together with any extensions to such period pursuant to Section 3.1 or Section 6.1.6, as described below, the "Initial Term"), unless earlier terminated in accordance with the terms of this Agreement. The initial sixty (60) month period of the Initial Term may be extended in accordance with the provisions of Section 3.1 or Section 6.1.6; provided, however, that in no event shall the Initial Term of this Agreement be extended by operation of Section 3.1 for more than twelve (12) months nor shall the Initial Term of this Agreement be extended by operation of Section 6.1.6 by more than [***] in the aggregate, as set forth in more detail in such Sections. The Initial Term, together with any renewal periods mutually agreed upon by the Parties in accordance with Section 18.2, shall be referred to as the "Term."

18.2
The Term may be extended, effective as of the last day of the Initial Term, only if AstraZeneca (in its sole discretion) gives written notice to Prometheus delivered on or before the date that is at least ninety (90) days before the end of the Initial Term of AstraZeneca's desire to enter into good faith negotiations to extend the Term. In the event that AstraZeneca fails to deliver such notice to Prometheus in accordance with the prior sentence, this Agreement shall automatically terminate at the end of the Initial Term. In the event that AstraZeneca delivers such notice to Prometheus, Prometheus and AstraZeneca shall negotiate in good faith for thirty (30) days the terms and conditions of a possible extension of the Term; provided, however, that (a) the Term shall not be extended unless each Party agrees in writing to such extension and (b) neither Party shall be obligated to agree to an extension of the Term. In the event that AstraZeneca and Prometheus do not agree in writing to an extension of the Term, this Agreement shall automatically terminate at the end of the Initial Term.

19
Termination

19.1
This Agreement may be terminated under the following circumstances:

19.1.1
Material Breach.    By either Party, in the event that the other Party commits a material breach of this Agreement and such breach shall not have been cured within [***] after the giving of written notice of such material breach, unless (i) the specific provision to which such breach relates expressly provides for a different period, or (ii) the Parties mutually agree in writing to an extension of such [***] period (the "Cure Period"). Unless such breach is cured during the Cure Period, such termination will be effective immediately upon the expiration of the Cure Period without any further action or notice by the non-breaching Party.

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19.1.2
Failure to Make Payment.    By AstraZeneca, in the event that Prometheus breaches any of its obligations to make payment to AstraZeneca under this Agreement, (including payment of milestone payments and royalty payments under Article 3 (Royalty Payments and Milestones) and payment of purchase price for Product under Section 13.3) and such breach is not cured within [***] Business Days of the giving by AstraZeneca of written notice of such breach (the "Payment Cure Period"). Unless such breach is cured during the Payment Cure Period, such termination will be effective immediately upon the expiration of the Payment Cure Period without any further action or notice by AstraZeneca.

19.1.3
Insolvency Proceeding.

(a)
Immediately and without notice, if either Party at any time commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar Law or seeking the appointment of a trustee, receiver, liquidator, custodian or similar official of it or of any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall take any corporate action to authorize any of the foregoing.

(b)
Immediately and without notice, if either Party at any time has an involuntary case or other proceeding commenced against it seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding remains undismissed and unstayed for a period of ninety (90) days; or an order for relief is entered against such Party under applicable bankruptcy Laws.

(c)
By either Party giving thirty (30) days written notice to the other Party, which termination shall be effective on the expiry of such notice, if either Party at any time is insolvent or is generally unable to pay its debts as they become due.

19.1.4
Discontinuance of Promotion.    By Prometheus giving not less than thirty (30) days written notice, which termination shall be effective on the expiry of such notice, in the event that AstraZeneca requires Prometheus to cease permanently Promoting the Product pursuant to Section 22.3 below, such notice to be given within thirty (30) days of such event.

19.1.5
Withdrawal of Product from Market.    By either Party giving written notice, which termination shall have immediate effect, in the event that the FDA requires AstraZeneca to withdraw permanently the Product from the market in the Territory or AstraZeneca permanently withdraws the Product from the market in the Territory for safety reasons.

19.1.6
Failure to Achieve Baseline Sales.    By AstraZeneca giving thirty (30) days written notice to Prometheus, which termination shall be effective on the expiry of such notice, in the event that Prometheus fails to achieve the Baseline Sales in any Sales Year after the first Sales Year; provided, however, that Prometheus shall have the right to cure such a default once during the Term (and no more than once) by paying AstraZeneca within such thirty (30) day period an amount equal to the sum of (a) [***] percent ([***]%) of the difference between Baseline Sales and actual Net Sales for such Sales Year and (b) the difference between royalty payments actually made and royalty payments that would have been payable pursuant to Section 3.2.1if Prometheus

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  had achieved Baseline Sales for such Sales Year; provided further, however, that AstraZeneca shall not have the right to terminate this Agreement pursuant to this Section 19.1.6 (and Prometheus shall not be considered in default hereunder) if Prometheus does not achieve the Baseline Sales in any Sales Year solely due to any acts or omissions of AstraZeneca or any of its Affiliates. Any such termination shall be AstraZeneca's sole remedy for Prometheus' failure, and Prometheus shall, therefore, have no further liability to AstraZeneca for such failure.

19.1.7
Other Express Termination Provisions.    Pursuant to the provisions of the following Sections of this Agreement:

(a)
Section 6.1.4 (relating to Minimum PDE Requirement);

(b)
Section 7.2 (Consequences of SMEs);

(c)
Article 23 (Non-Compete);

(d)
Article 24 (Change in Control); and

(e)
Section 30.8 (Force Majeure).

20
Consequences of Termination

20.1
General.    In the event of expiration or termination of this Agreement for any reason, the following provisions shall apply:

(a)
Each Party shall cease using the other Party's Confidential Information, except that (i) Prometheus will be permitted to use Confidential Information to the extent necessary to sell its current stock of Product in accordance with Section 20.2.2, to the extent applicable, and (ii) AstraZeneca shall be released from any obligations related to information that would otherwise be considered Confidential Information of Prometheus but that relates exclusively to the Promotion of the Product, provided that any such information shall be used only in connection with the Promotion of the Product by AstraZeneca (and any AstraZeneca Designees) and, for the avoidance of doubt, the Alliance Team Restrictions shall continue to apply after the Term.

(b)
Prometheus shall cease using all Sample Product, Promotional Materials and Trademarks (and, to the extent such use was permitted under Section 9.3, shall cease all use of AstraZeneca's and its Affiliates' names), except to the extent necessary to sell its current stock of Product in accordance with Section 20.2, to the extent applicable.

(c)
Prometheus shall, at AstraZeneca's option, return to AstraZeneca or destroy all Promotional Materials relating to the Product in Prometheus' possession except to the extent necessary to sell its current stock of Product in accordance with Section 20.2, to the extent applicable.

(d)
AstraZeneca shall be entitled to continue to Manufacture and sell, at its sole cost and risk, Product in Packaging that bears Prometheus' name or any other name associated with Prometheus as specified in Schedule N (Proposed Prometheus Labeling) and bearing Prometheus' NDC until AstraZeneca has alternative packaging available to it, which AstraZeneca shall use Diligent Efforts to obtain as soon as practicable and in no event later than six (6) months after the date of expiration or termination of this Agreement. AstraZeneca shall provide indemnification to Prometheus in connection with such Manufacture and sale pursuant to Article 26 (Indemnification).

  (e)
  Subject to the terms and conditions of this Agreement and AstraZeneca's compliance therewith, Prometheus hereby grants to AstraZeneca (or its nominee) a non-exclusive, royalty-free license to use Prometheus' corporate name and logo as set out in Schedule N (Proposed Prometheus Labeling) and for the sole purpose of selling the remaining stock of raw materials and Product returned to AstraZeneca and for using returned Promotional Materials under this Article 20 during the period of time that AstraZeneca is permitted to sell the Product in Packaging that bears Prometheus' name and NDC as further set out in Section 20.1(d). No additional compensation shall be due to Prometheus with regard to AstraZeneca's use of the Prometheus NDC as described in this Section 20.1. AstraZeneca shall provide indemnification to Prometheus pursuant to Article 26 (Indemnification) for Losses resulting from, arising from or in connection with AstraZeneca's use of Prometheus' corporate name and logo and NDC under the license granted to AstraZeneca pursuant to this Section and the use by AstraZeneca of the returned Promotional Materials under this Section (to the extent that specimens of such Promotional Materials have been approved by AstraZeneca pursuant to Section 6.2.2 and not altered by Prometheus after such approval was granted).

  (f)
  Pipeline Inventory Adjustment shall be handled by the Parties as set forth in Schedule S (Pipeline Inventory Adjustment Formulas).

20.2
Payment Termination Events.

20.2.1
Definition.    Termination of this Agreement either (i) by reason of expiration of the Term or (ii) pursuant to any of the following events (each of which shall be referred to herein as a "Payment Termination Event"):

(a)
Termination by Prometheus pursuant to Section 6.1.8(e) (relating to Incentive Compensation Percentage proposals);

(b)
Termination by Prometheus pursuant to Section 7.2 (Consequences of SMEs);

(c)
Termination by Prometheus pursuant to Section 19.1.4 (Discontinuance of Promotion);

(d)
Termination by either Party pursuant to Section 19.1.5 (Withdrawal of Product from Market);

(e)
Termination by AstraZeneca pursuant to Section 23.5 (Promotion of [***] using Product Sales Force after a Change in Control)

(f)
Termination by AstraZeneca pursuant to Article 24 (Change in Control); and

(g)
Termination by Prometheus pursuant to Section 30.8 (Force Majeure).

20.2.2
Disposition of Remaining Stock of Product.    If a Payment Termination Event occurs (or if this Agreement is terminated by Prometheus pursuant to Section 6.1.8(f), Section 19.1.1, Section 23.3 or terminated by reason of any of the events described in Section 19.1.3 occurring with respect to AstraZeneca, or terminated by AstraZeneca pursuant to Section 30.8), Prometheus will have a period of up to [***] from the effective date of expiration or termination to Promote its remaining stock of Product on the terms and conditions of this Agreement and in a manner substantially similar to the manner in which it was Promoting Product prior to the termination of this Agreement. After such [***] period, AstraZeneca shall purchase Prometheus' remaining stock of Product for the purchase price [***] set out in Schedule L (Purchase Price), except that [***] shall be substituted for [***] in the computation. AstraZeneca may also elect to purchase from Prometheus, at their total direct cost, subject to appropriate documentation, all Promotional Materials in Prometheus' possession, but excluding any Promotional Materials that include

  Prometheus' name or any of Prometheus' marks or logos or other intellectual property. In the event AstraZeneca so elects, AstraZeneca shall use such materials at its own risk.

20.2.30
Termination Payment.    If a Payment Termination Event occurs, AstraZeneca shall make a one-time payment to Prometheus in the amount set forth in the following chart corresponding to the type of Payment Termination Event that occurred:

Payment Termination Event:	Amount of Payment:
(i) Expiration of the Term	[***] percent ([***]%) of the amount (if any) by which actual aggregate Net Sales of the Product exceeded Termination Baseline Sales during the twelve (12) month period ending on the effective date of expiration of the Term (provided, however, that if the effective date of expiration of the Term is not the last day of a month, such period shall be the twelve (12) month period ending on the last day of the prior month).

(ii) Termination by Prometheus pursuant to Section 7.2 (Consequences of SMEs);

(iii) Termination by Prometheus pursuant to Section 19.1.4 (Discontinuance of Promotion);

(iv) Termination by either Party pursuant to Section 19.1.5 (Withdrawal of Product from Market);

(v) Termination by Prometheus pursuant to Section 23.5 (relating to Promotion of Competing Product);

or

(vi) Termination by Prometheus pursuant to Section 30.8 (Force Majeure).

The sum of:

        (i) [***] percent ([***]%) of the amount (if any) by which actual aggregate Net Sales of the Product exceeded Termination Baseline Sales during the twelve (12) month period ending on the effective date of termination of this Agreement (provided, however, that if the effective date of termination of this Agreement is not the last day of a month, such period shall be the twelve (12) month period ending on the last day of the prior month), and

(ii) the product of (A) the Termination Sales Year Percentage (as defined below) for the Sales Year in which the effective date of termination of this Agreement occurs and (B) the Termination Baseline Sales for such Sales Year (or, if lower, the actual Net Sales of the Product for such Sales Year).

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(vii) Termination by AstraZeneca pursuant to Article 24 (Change in Control) by reason of a transaction that involves an AstraZeneca Core Competitor;

or

(viii) Termination by Prometheus pursuant to Section 6.1.8(e) (relating to Incentive Compensation Percentage proposals)
Either (i) in the event that the effective date of termination of this Agreement is in Sales Year 1, 2 or 3, [***] percent ([***]%) of the amount (if any) by which actual aggregate Net Sales of the Product exceeded Termination Baseline Sales during the twelve (12) month period ending on the effective date of termination of this Agreement (provided, however, that if the effective date of termination of this Agreement is not the last day of a month, such period shall be the twelve (12) month period ending on the last day of the prior month), or (ii) in the event that the effective date of termination of this Agreement is in Sales Year 4 or 5, [***] percent ([***]%) of the amount (if any) by which actual aggregate Net Sales of the Product exceeded Termination Baseline Sales during the twelve (12) month period ending on the effective date of termination of this Agreement (provided, however, that if the effective date of termination of this Agreement is not the last day of a month, such period shall be the twelve (12) month period ending on the last day of the prior month).
(ix) Termination by AstraZeneca pursuant to Article 24 (Change in Control) by reason of a transaction that does not involve an AstraZeneca Core Competitor
The sum of:

        (i) The product of (A) [***] percent ([***]%) of the Monthly Average Sales in Excess of Baseline (as defined below) and (B) the lesser of (x) twenty-four (24) or (y) the number of partial and whole calendar months between the effective date of termination of this Agreement and the end of the Term (including any extensions thereof) (not taking into account for this purpose the early termination pursuant to Article 24 (Change in Control), and

(ii) the product of (A) the CIC Termination Sales Year Percentage (as defined below) for the Sales Year in which the effective date of termination of this Agreement occurs and (B) the Termination Baseline Sales for such Sales Year (or, if lower, the actual Net Sales of the Product for such Sales Year).

  For purposes of this Section:

  (i)
  "Monthly Average Sales in Excess of Baseline" shall mean (i) the amount (if any) by which actual aggregate Net Sales of the Product exceeded Termination Baseline Sales during the twelve (12) month period ending on the effective date of termination of this Agreement (provided, however, that if the effective date of termination of this Agreement is not the last day of a month, such period shall be the twelve (12) month period ending on the last day of the prior month) divided by (ii) twelve (12);

  (ii)
  "Termination Sales Year Percentage" shall mean, with respect to a particular Sales Year, [***] percent ([***]%) for Sales Year 1, [***] percent ([***]%) for Sales Year 2, [***] percent ([***]%) for Sales Year 3, [***] percent ([***]%) for Sales Year 4, and [***] percent ([***]%) for any Sales Year thereafter;

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

  (iii)
  "Termination Baseline Sales" shall mean, for Sales Year 1: U.S. $[***] (subject to reduction as provided in Schedule S (Pipeline Inventory Adjustment Formulas)); for Sales Year 2: U.S. $[***]; for Sales Year 3: U.S. $[***]; for Sales Year 4: U.S. $[***]; and for Sales Year 5 and thereafter: U.S. $[***]; and,

  (iv)
  "CIC Termination Sales Year Percentage" shall mean, with respect to a particular Sales Year, [***] percent ([***]%) for Sales Year 1, [***] percent ([***]%) for Sales Year 2, [***] percent ([***]%) for Sales Year 3, [***] percent ([***]%) for Sales Year 4 and [***] percent ([***]%) for any Sales Year thereafter.

  The payment due to Prometheus under this Section 20.2.3 shall be made by AstraZeneca within thirty (30) Business Days after the effective date of expiration or termination of this Agreement. For the avoidance of doubt, AstraZeneca shall be required to make only one payment pursuant to this Section 20.2.3, regardless of whether more than one event occurs that could have served as the basis for a Payment Termination Event. (In the event that Prometheus elects to terminate this Agreement pursuant to two or more provisions of this Agreement that constitute Payment Termination Events, Prometheus shall indicate in its notice of termination which Payment Termination Event will serve as the basis for calculating payment pursuant to this Section 20.2.3 and Prometheus shall be entitled to the highest of the applicable amounts that may be payable as a result of any such termination.) For the avoidance of doubt, and without limiting in any way limiting Prometheus' right to receive any payment in full under this Section 20.2.3, the Parties acknowledge and agree that Prometheus' right to receive payment under this Section 20.2.3 is not intended to give, and shall not be deemed to give, Prometheus a right to receive lost profits or any other types of damages expressly disclaimed by the Parties pursuant to Section 26.5. AstraZeneca shall not be liable to Prometheus for any damages as a result of the occurrence of any Payment Termination Event other than the payments expressly provided for in this Section 20.2.3 (but without in any way limiting any of AstraZeneca's other obligations, or any other rights that Prometheus may have, under this Agreement with respect to such events resulting in any Payment Termination Event, including Prometheus' right to indemnification, and AstraZeneca's indemnity obligations, under Section 26.2).

20.3
Non-Payment Termination Events.    If this Agreement is terminated other than (x) by reason of a Payment Termination Event, or (y) by Prometheus pursuant to Section 6.1.8(f), Section 19.1.1, Section 22.7, Section 23.3 or terminated by reason of any of the events described in Section 19.1.3 occurring with respect to AstraZeneca, the following provisions shall apply:

(a)
Prometheus will return any remaining stock of Product to AstraZeneca with a remaining shelf-life of more than twelve (12) months at no cost to AstraZeneca.

(b)
AstraZeneca may elect to accelerate all monies due from Prometheus to be immediately due and payable.

(c)
Prometheus shall reimburse AstraZeneca for the total direct cost, subject to appropriate documentation, of all Product components, raw materials, work in process, finished Product on hand, and any related destruction costs associated therewith that was obtained or Manufactured by AstraZeneca to meet Prometheus' Firm Forecasts hereunder. AstraZeneca shall use Diligent Efforts to use all raw materials, including formulated work in progress manufactured on the basis of the Firm Forecasts, in the Manufacture of other Product for supply hereunder or otherwise, if reasonably possible, and in no event less than the efforts AstraZeneca expends for its own products

20.4
Additional Provisions Relating to Termination.

20.4.1
Upon expiration or termination of this Agreement, the Parties shall reasonably cooperate in good faith to facilitate an orderly transition of responsibility for the Product back to AstraZeneca.

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

  Prometheus shall deliver to AstraZeneca copies of such documents, records and information as are reasonably necessary to achieve such transition and to enable AstraZeneca to assume complete internal responsibility for the Promotion of the Product. During the Term of this Agreement, Prometheus shall use Diligent Efforts to procure and ensure the assignability to AstraZeneca and any of AstraZeneca's Affiliates of all purchase orders, contracts, agreements, and governmental programs with respect to the Product which Prometheus enters into in connection with Prometheus' performance of its obligations under this Agreement which AstraZeneca could be reasonably expected to assume in order to Promote the Product upon the expiration or earlier termination of this Agreement. AstraZeneca, or any Person designated by AstraZeneca, shall have the right, but not the obligation, to assume upon termination or expiration of this Agreement any or all of such purchase orders, contracts, agreements, governmental programs and other arrangements with respect to the Product entered into by Prometheus that are still in force at the time of such expiration or termination ("Transition Contracts"). Upon expiration or termination, Prometheus shall provide to AstraZeneca a copy of all Transition Contracts and shall assign to AstraZeneca, or any Person designated by AstraZeneca, in a manner reasonably acceptable to AstraZeneca, each Transition Contract designated by AstraZeneca; provided, however, that AstraZeneca shall neither have nor assume any liability with respect to Prometheus' obligations and liabilities arising prior to the effective date of such assignment. In addition, if reasonably requested by AstraZeneca, Prometheus shall use reasonably commercial efforts to provide AstraZeneca with a list and contact information for Prometheus' customers for the Product. Notwithstanding anything contained in this Section, Prometheus shall have no obligation to discuss, disclose or assign any Transition Contract to AstraZeneca (and/or its designee) unless Prometheus has the right to do so and without any financial obligation to any Person, and any such discussion, disclosure and/or assignment will be subject to the terms and conditions of such Transition Contracts and Prometheus' rights thereunder. Prometheus' obligations with respect to the Transition Contracts under this Section 20.4.1 shall be subject to Prometheus' rights under Section 20.2.2.

20.4.2
Termination or expiration of this Agreement shall not relieve a Party of any obligation to make payment that was owed prior to or on the effective date of such termination or expiration nor prejudice either Party's right to obtain performance of any obligation provided for in this Agreement that expressly survives termination or expiration. Notwithstanding the foregoing, all forecasts and orders (including all Firm Forecasts and Purchase Orders) for Product existing prior to the effective date of any such termination shall have no effect and, upon such termination of this Agreement, shall automatically be canceled and terminated.

20.4.3
All provisions of this Agreement which, in accordance with their terms, are intended to have effect after the expiration of this Agreement, shall survive the termination of this Agreement including, Section 6.2.2; Section 9.4; Section 9.5; Article 14 (Non-Conforming Product/Returns); Section 15.4; Article 20 (Consequences of Termination); Section 22.4; Article 26 (Indemnification); Article 27 (No Implied Representations); Article 28 (Confidentiality); Section 30.9; and Section 30.12.

21
Governance and Oversight

21.1
General.    Without prejudice to the rights and obligations of the Parties under this Agreement, during the Term, oversight with respect to the Promotion of the Product will be provided by the committees described below. The Parties anticipate that the committees will perform the functions described; however, the Parties may alter the functions and operations of the committees from time to time during the Term by agreement in writing to appropriately address ongoing requirements with respect to the marketing and Promotion of the Product.

21.2
Establishment of Committees.    AstraZeneca and Prometheus will establish a strategic oversight committee (the "Oversight Committee") comprised of eight (8) representatives. AstraZeneca shall appoint four (4) representatives to such committee and Prometheus shall appoint four (4) representatives. The Oversight Committee shall meet Quarterly in the first twelve (12) months of this Agreement and thereafter every six (6) months, and otherwise as requested by AstraZeneca or Prometheus to review, coordinate and monitor performance under the Marketing Plan, to review Prometheus changes to the annual Marketing Plan and to discuss other significant or strategic management issues regarding the operation of this Agreement. AstraZeneca and Prometheus will also establish an Operations Committee (the "Operations Committee"), which will consist of six (6) representatives; three (3) shall be appointed by AstraZeneca and three (3) representatives shall be appointed by Prometheus. The Operations Committee shall meet as required in the Interim Period and, following the First Sales Booking Date, shall meet no less than monthly in the first Sales Year and thereafter Quarterly to review and address operational issues with regard to the performance of this Agreement, including Manufacturing and supply issues. Each Party may replace any of its designees to a committee at any time by giving written notice to the other Party. The initial members and the co-chairpersons of the Oversight Committee and the Operations Committee are set out in Schedule V (Oversight and Operations Committees). Each Party shall be responsible for all of its own expenses of participating in any committee. Meetings of any committee may be held by audio or video teleconference with the consent of each Party.

21.3
Duties of Co-Chairpersons.    Each Party shall select from their designees a co-chairperson for each of the committees, and each Party may change its designated co-chairperson from time to time upon written notice to the other Party. The co-chairpersons of each committee shall be responsible for calling meetings, preparing and circulating an agenda in advance of each meeting of such committee and preparing and issuing minutes of each meeting within thirty (30) days thereafter; provided, that, a committee co-chairperson shall call a meeting of the applicable committee promptly upon the written request of the other co-chairperson to convene such a meeting. Such minutes will not be finalized until both co-chairpersons review and confirm in writing the accuracy of such meetings.

21.4
Committee Roles.    Each Party agrees to carefully and in good faith consider the other Party's opinions and position on the matters discussed and agreed or proposed by the Committees described above.

21.5
Decision-Making.    With respect to any matter that, under the terms of this Agreement, specifically requires the approval, agreement, determination of, or the establishment by, the Operations Committee or the Oversight Committee, each Party's designees on a committee shall, collectively, have one (1) vote (the "Party Vote") on all matters brought before the committee, which Party Vote shall be determined by majority vote (the "Designee Vote") of such designees present (in person or otherwise) at the meeting. No action taken at any meeting of a committee shall be effective unless a representative of each Party is present or participating. Except as expressly provided in this Section, each Committee shall operate as to matters within its jurisdiction by unanimous Party Vote (although the Designee Votes underlying such Party Votes need not be unanimous); provided, that, no committee shall have the authority to amend or modify, or waive compliance with, this Agreement.

21.6
Authority.    Nothing in this Article 21 is intended to alter the Parties' rights and obligations as set out elsewhere in this Agreement.

21.7
Disputes Regarding Committee Matters.    Any disputes arising in the Operations Committee that are not resolved by good faith discussions within a period of thirty (30) days or such shorter period as the subject matter of the dispute requires shall be referred to the Oversight Committee for resolution. Unless otherwise expressly provided in this Agreement with respect to resolutions of specific disputes (including Section 6.1.4 (relating to establishing the Minimum PDE Requirement and the Minimum A&P Spend)), any disputes arising in the Oversight Committee that are not resolved by good faith discussions within a period of thirty (30) days or such shorter period as the subject matter of the dispute requires shall be referred to the Chief Executive Officers of the Parties from time to time (or their nominees) for discussion and resolution. In the event the Chief Executive Officers of the Parties (or their nominees) do not agree on a resolution to such dispute, the status quo with respect to such matter shall continue in effect unless and until such agreement is reached. Unless agreed to in advance by the Parties, in no event will the failure to reach an agreement under this Section 21.7 enable either Party to terminate this Agreement.

22
Trademark and Patent Infringement

22.1
Both Prometheus and AstraZeneca shall give prompt notice to the other if either Party becomes aware of:

(a)
any infringement or threatened infringement of the Patents; or

(b)
any infringement or threatened infringement of the Trademarks or AstraZeneca's or its Affiliates' rights protecting any label, trade name, trade dress, service mark or device used in connection with the Product; or

(c)
any claim by a Third Party that the sale of the Product infringes the Third Party's patents, trademarks or other intellectual property rights.

22.2
AstraZeneca shall have the exclusive right to determine what action, if any, shall be taken with respect to any such matters and to take such actions as it deems appropriate. Prometheus shall, upon AstraZeneca's reasonable request and at AstraZeneca's cost, use its Diligent Efforts to assist AstraZeneca in its actions. AstraZeneca undertakes to consult with and keep Prometheus informed of any action or response it will take. Prometheus agrees not to take any steps in, or to compromise any litigation, or threatened or potential litigation, without the prior written consent of AstraZeneca.

22.3
If AstraZeneca decides in its Reasonable Business Judgment that it is necessary to do so, AstraZeneca shall have the right, at any time, to require that Prometheus discontinue Promoting the Product due to a claim by a Third Party that the sale of the Product infringes the Third Party's patents in the Territory, and Prometheus shall cease Promoting the Product immediately upon receipt of notice from AstraZeneca directing it to do so, in which event the provisions of Section 7.1.5 above shall apply; provided, that, AstraZeneca would make the same decision to discontinue Promoting the Product due to such claim by a Third Party if AstraZeneca was Promoting the Product itself. The costs of any actions taken pursuant to this Section 22.3 and any costs or Losses incurred or borne by Prometheus shall be reimbursed by AstraZeneca.

22.4
Subject to the rights of Merck & Co., Inc. and/or its Affiliates described in Schedule G (Merck & Co., Inc. Affiliate Distribution Rights granted to AstraZeneca), AstraZeneca and/or its Affiliates shall at all times retain ownership of the entire right, title and interest in and to the Patents.

22.5
Prometheus shall, upon AstraZeneca's reasonable request and at AstraZeneca's cost, assist AstraZeneca and/or its Affiliates or licensors in obtaining any extensions to the Patents including patent term extensions as may be appropriate as determined by AstraZeneca in its sole discretion.

22.6
AstraZeneca and/or its Affiliates or licensors shall have the right to determine what action, if any, shall be taken with respect to the prosecution of the patent applications included within the Patents and the maintenance and defense of the Patents and to take such actions as it deems appropriate, at its own cost and expense; provided, that, AstraZeneca shall and shall ensure that its Affiliates shall diligently prosecute all patent applications and maintain all patents included in the Patents and if requested by Prometheus shall provide Prometheus with a list of the Patents and the relevant filing, issue and maintenance fee due dates. AstraZeneca shall timely keep Prometheus up to date with respect to all occurrences of the events described in this Section 22.6 including with respect to the filing and issuance of any Patent.

22.7
In the event that (i) one or more of the Patents are Transferred (as defined below) to a Third Party by Aktiebolaget Draco (or such other Affiliate of AstraZeneca as may hold the Patents from time to time) and (ii) such Third Party or any other Transferee (as defined below) (A) asserts a claim against Prometheus that the Promotion of the Product in the Territory, or AstraZeneca that the Manufacture of the Product, infringes one or more of the Patents or otherwise violates the rights of any such Transferee relating to any Patent(s) or the Product, and/or (B) Manufactures or Promotes the Product (or any product that contains budesonide as an ingredient that is indicated for the treatment of active or maintenance of mild to moderate Crohn's disease.) in the Territory, either directly or indirectly, itself or through any other Person, (each under subsections (A) and (B), a "Transferee Action"), Prometheus may notify AstraZeneca of such Transferee Action and AstraZeneca shall attempt to resolve such Transferee Action. If the Third Party (or any other Transferee) does not withdraw or otherwise cease such Transferee Action (at no cost to Prometheus and without limiting any of Prometheus' rights under this Agreement) within sixty (60) days of the date Prometheus notified AstraZeneca of any such Transferee Action, then Prometheus may, in its sole discretion, elect to terminate this Agreement upon ten (10) days advance written notice to AstraZeneca (so long as such notice is given prior to resolution of such Transferee Action at no cost to Prometheus and without limiting any of Prometheus' rights under this Agreement. If Prometheus should terminate under this Section 22.7, [***]. Therefore, it is agreed that upon termination for such event, if the Parties are unable to agree upon [***], the matter shall be submitted to arbitration in accordance with Section 30.11. [***]. If Prometheus elects to terminate the Agreement pursuant to this Section 22.7, [***] shall be the sole and

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  exclusive remedy of Prometheus from AstraZeneca for any and all Losses sustained or incurred by Prometheus as a result of such Transferee Action. For purposes of this Section 22.7, "Transferred" includes the transfer of the Patents to any Third Party and any and all subsequent transfers to any other Person(s) (including to any exclusive licensees, successors or assigns of any of the Patents) (each, a "Transferee") in any manner whatsoever (including, as part of an exclusive license, a sale of assets or a direct or indirect sale of Aktiebolaget Draco (or such other Affiliate of AstraZeneca as may hold the Patents from time to time), whether by operation of law or otherwise (including, by merger, sale of stock or assets, spin-off or otherwise). Notwithstanding anything contained herein, nothing in this Section 22.7 shall in any way limit AstraZeneca's obligation to indemnify Prometheus pursuant to Section 26.2 or any right Prometheus has under Article 7 or any other provision of this Agreement.

23
Non-Compete

23.1
Neither Prometheus nor AstraZeneca, nor any of their Affiliates, shall, during the Term, directly or indirectly, engage in or otherwise be involved in the Manufacture or Promotion in the Territory of any Competing Product.

23.2
Notwithstanding Section 23.1, in the event AstraZeneca (directly or through its Affiliates) either [***], or [***], AstraZeneca and its Affiliates shall have the right to Manufacture such Competing Product and, if such Competing Product has any indication other than an indication for the treatment of active or maintenance of mild to moderate Crohn's disease, AstraZeneca shall have the right to sell and distribute such product in the Territory, provided that AstraZeneca shall not otherwise Promote such product for the treatment of active or maintenance of mild to moderate Crohn's disease. Notwithstanding the foregoing, in no event shall AstraZeneca or any of its Affiliates during the Term, directly or indirectly, engage in or otherwise be involved in the Promotion in the Territory, or the Manufacture for any Promotion in the Territory, of any product that [***] and is indicated for the treatment of active or maintenance of mild to moderate Crohn's disease. In addition, AstraZeneca shall not acquire (including by license) any pharmaceutical product covered by part A of the definition of Competing Product, except [***].

23.3
If during any Quarter in the Term, the Competing Product described in Section 23.2 above has either (i) a Crohn's Disease Percentage Utilization of greater than [***] percent ([***]%) or (ii) a Crohn's Disease Percentage Utilization less than or equal to [***] percent ([***]%) and a Crohn's Disease Market Share of greater than or equal to [***] percent ([***]%), then Prometheus may terminate the Agreement upon ninety (90) days advance written notice to AstraZeneca within thirty (30) days after Prometheus learns or is notified by AstraZeneca of such occurrence (either of the foregoing, a "Competing Product Market Event"). AstraZeneca shall promptly notify Prometheus if it is aware of the occurrence of any Competing Product Market Event. If Prometheus should terminate under this Section 23.3, [***]. Therefore, it is agreed that upon termination for such event, if the Parties are unable to agree upon [***], the matter shall be submitted to arbitration in accordance with Section 30.11. [***]. Termination of this Agreement by Prometheus and [***] shall be the sole and exclusive remedy of Prometheus for any and all losses sustained or incurred by Prometheus as a result of AstraZeneca's and/or its Affiliates' sale and distribution of a Competing Product that satisfies the criteria described in clause (i) or clause (ii) of this Section 23.3.

23.4
In the event Prometheus undergoes a Change in Control and, after such Change in Control, Prometheus or any surviving entity Promotes a product that is [***] or [***] (except for those products set forth on Schedule AA (Excluded Prometheus Products)) using the Product Sales Force, AstraZeneca may immediately terminate the Agreement upon written notice to Prometheus. (For

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  purposes of this Section 23.4 and Sections 23.5 and 23.6, "using the Product Sales Force" to Promote a product means that one or more members of the Product Sales Force are engaged in or otherwise involved in the Promotion of such product.) Such termination by AstraZeneca shall not be considered to be a Payment Termination Event (see Section 20.2), shall be AstraZeneca's sole remedy with respect to the actions described in the prior sentence of this Section and shall not be considered a breach of this Agreement by Prometheus, and Prometheus shall therefore have no further liability to AstraZeneca with respect to the actions described in the prior sentence of this Section.

23.5
In the event Prometheus undergoes a Change in Control and, as a result of such Change in Control, Prometheus or any surviving entity Promotes a product that is [***] or [***] (except for those products set forth on Schedule AA (Excluded Prometheus Products)) using a Sales Force other than the Product Sales Force, AstraZeneca may immediately (but in no event later than (X) the date calculated pursuant to Section 24.3 in the event that Prometheus discloses that it will be Promoting such a product pursuant to the notices required to be provided by Prometheus to AstraZeneca pursuant to Section 24.1 or (Y) if not contained therein, thirty (30) days after AstraZeneca knows that Prometheus will be Promoting such a product) terminate the Agreement upon written notice to Prometheus. Such termination by AstraZeneca shall be considered to be a Payment Termination Event (see Section 20.2), shall be AstraZeneca's sole remedy with respect to the actions described in the prior sentence of this Section and shall not be considered a breach of this Agreement by Prometheus, and Prometheus shall therefore have no liability to AstraZeneca with respect to the actions described in the prior sentence of this Section.

23.6
In the event that Prometheus does not undergo a Change in Control but, at any time during the Term, Promotes a product that is [***] or [***] (except for those products set forth on Schedule AA (Excluded Prometheus Products)) using the Product Sales Force, AstraZeneca may immediately terminate the Agreement upon written notice to Prometheus. Such termination by AstraZeneca shall not be considered to be a Payment Termination Event (see Section 20.2), shall be AstraZeneca's sole remedy with respect to the actions described in the prior sentence of this Section and shall not be considered a breach of this Agreement by Prometheus, and Prometheus shall therefore have no further liability to AstraZeneca with respect to the actions described in the prior sentence of this Section.

24
Change in Control

24.1
Except in compliance with the provisions of this Article 24, Prometheus shall not enter into or otherwise become a party to any transaction that would, if consummated, result in a Change in Control (a "Change in Control Transaction"). For the avoidance of doubt, any Change in Control outside of the control of Prometheus, including a hostile take-over by a Third Party, shall not be considered a breach of the foregoing prohibition. Prometheus shall notify AstraZeneca in writing of a proposed Change in Control Transaction as soon as reasonably practicable after Prometheus determines that it desires to enter into such transaction (or, in the event a Third Party commences a bone fide tender offer or exchange offer seeking to acquire beneficial ownership of 20% or more of the outstanding voting securities of Prometheus, as soon as reasonably practicable after Prometheus becomes aware of such offer or other form of takeover outside the control of Prometheus) and no later than the date upon which the terms of the proposed Change in Control Transaction (or an agreement, letter of intent or memorandum of understanding with respect to such transaction) are presented to the full board of directors of Prometheus for review. (The date such notice is given is referred to as the "CIC Notice Date"). Such notice shall identify the other party or parties to the proposed Change in Control Transaction and shall provide AstraZeneca

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  with information material to the proposed transaction for the purpose of enabling, and that is reasonably sufficient for, AstraZeneca to decide whether to exercise its rights under this Article 24;

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provided, however, that Prometheus shall not be required to disclose any information (other than the identity of the other party or parties to the proposed Change in Control Transaction) that Prometheus is prohibited from disclosing under the terms of a confidentiality agreement or covenant relating to such transaction (in which case Prometheus shall use its Diligent Efforts to obtain a waiver of such restrictions to enable it to disclose such information to AstraZeneca). On a date to be determined by AstraZeneca, which shall be no later than five (5) Business Days after the CIC Notice Date, the Parties will meet (either in person or by teleconference at either Party's option) to discuss what effect, if any, the proposed Change in Control Transaction will have on the Promotion of the Product under this Agreement, the identity of the directors, officers and key employees of Prometheus and other information related to the transaction as reasonably requested by AstraZeneca. (The date such meeting occurs or, in the event AstraZeneca fails to attend such meeting, the date such meeting was scheduled to have occurred, shall be referred to as the "CIC Meeting Date"). Upon request, Prometheus will provide to AstraZeneca, within five (5) Business Days after the CIC Meeting Date, a detailed written plan setting out how Prometheus will continue to meet its obligations under this Agreement.

24.2
In the event that a transaction to which Prometheus is not a party occurs (or is proposed to occur) that results in (or would result in) a Change in Control of Prometheus (for example, by way of a sale of shares of Prometheus securities by existing stockholders without the involvement of Prometheus), Prometheus shall notify AstraZeneca in writing of such transaction immediately after Prometheus becomes aware of such transaction. Such a transaction shall be deemed to be a "Change in Control Transaction" to which the provisions of Section 24.1 shall apply (other than the notice requirement set forth in the second sentence).

24.3
AstraZeneca shall have the right, in its sole discretion, to elect to terminate this Agreement in the event of a Change in Control of Prometheus. To exercise such right to terminate, AstraZeneca must give written notice to Prometheus of its election to terminate as soon as reasonably practicable, and in no event later than fifteen (15) Business Days after the CIC Meeting Date. Such termination of this Agreement shall be effective on the date upon which the Change in Control Transaction is consummated (the "Change in Control Closing") or such later date as the Parties may agree in writing (but not to exceed ninety (90) days following the Change in Control Closing). AstraZeneca's election to terminate this Agreement shall have no effect if the proposed Change in Control Transaction does not occur.

25
Compliance; Third-Party Compliance

25.1
AstraZeneca shall have the right (subject to Section 30.4) to audit Prometheus' compliance with all applicable Laws and the Prometheus Code of Conduct.

73

25.2
To enable AstraZeneca to comply with certain contractual obligations to Third Parties related to the Product, in addition to any reports required hereunder, Prometheus shall provide AstraZeneca with the reports described on Schedule P (Compliance With Third Party Obligations) in accordance with the timeframes set forth thereunder.

26
Indemnification

26.1
In addition to any other remedy available to AstraZeneca, Prometheus shall defend, indemnify and hold harmless AstraZeneca, its Affiliates and its and their respective officers, directors, partners, shareholders, employees and agents from and against any and all Losses incurred by any or all of them to the extent arising from or relating to any Action of a Third Party (including a Governmental Authority) resulting from, arising out of, or in connection with (a) any breach of any obligation in this Agreement by Prometheus or its Affiliates or wilful misconduct or gross negligence of Prometheus, its Affiliates or its or their respective directors, employees or agents, (b) the inaccuracy or breach of any representation or warranty made by Prometheus in this Agreement, (c) as set forth in Sections 5.3, 5.7, and 6.2.2, (d) any actual or alleged violation of applicable Law by Prometheus or its Affiliates or any member of the Product Sales Force, or (e) the enforcement of AstraZeneca's rights under this Section 26.1; except to the extent such Losses arise as a result of the breach of this Agreement, gross negligence, fraud, wilful misconduct or wrongful act of AstraZeneca, its Affiliates or its or their respective officers, directors, partners, shareholders, employees or agents.

26.2
In addition to any other remedy available to Prometheus, AstraZeneca shall defend, indemnify and hold harmless Prometheus, its Affiliates and its and their respective officers, directors, shareholders, employees and agents from and against any and all Losses incurred by any or all of them to the extent arising from or relating to any Action of a Third Party (including a Governmental Authority) resulting from, arising out of, or in connection with (a) any breach of any obligation in this Agreement by AstraZeneca or its Affiliates or wilful misconduct or gross negligence of AstraZeneca, its Affiliates or its or their respective directors, employees or agents, (b) the inaccuracy or breach of any representation or warranty made by AstraZeneca in this Agreement, (c) the enforcement of Prometheus' rights under this Section 26.2, (d) any claim or action alleging infringement or misappropriation of any intellectual property or proprietary right of any person (other than Prometheus) as a result of the Promotion or use of any Product in the Territory, (e) any actual or alleged violation of Law by AstraZeneca or its Affiliates, (f) as set forth in Sections 5.3, 5.8, 6.2.1, 6.2.2, 20.1(d) and 20.1(e), and including for actions taken by AstraZeneca when exercising its co-exclusive rights under Section 2.1 for the Promotion of the Product in the Territory (regardless of whether directly by AstraZeneca or through any of its Affiliates or Third Party subcontractors), and/or (g) any product liability claims, including any claims for personal injury or death relating to any inherent defect in the Product; except to the extent such Losses arise as a result of the breach of this Agreement, gross negligence, fraud, wilful misconduct or wrongful act of Prometheus, or its respective officers, directors, partners, shareholders, employees or agents.

26.3
An Indemnified Party shall give the Indemnifying Party prompt written notice of any Loss or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under this Article 26 (an "Indemnification Claim Notice"). In no event shall the Indemnifying Party be liable for any Loss that results from any delay in providing the Indemnification Claim Notice. Each Indemnification Claim Notice shall contain a description of the claim and the nature and amount of the Loss claimed (to the extent that the nature and amount of such Loss is known at such time). The Indemnified Party shall furnish promptly to the Indemnifying Party copies of all papers and official documents received in respect of any such Loss. For the avoidance of doubt, all indemnification claims in respect of a Party, its Affiliates or their respective directors, officers, employees and agents (each, an "Indemnitee") shall be made solely by such Party to this Agreement.

26.4
The obligations of an Indemnifying Party under this Article 26 with respect to a Third Party Claim shall be governed by and be contingent upon the following:

26.4.1
At its option, the Indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within fourteen (14) days after the Indemnifying Party's receipt of an Indemnification Claim Notice. The assumption of the defense of a Third Party Claim by the Indemnifying Party shall not be construed as an acknowledgment that the Indemnifying Party is liable to indemnify any Indemnitee in respect of the Third Party Claim, nor shall it constitute a waiver by the Indemnifying Party of any defense it may assert against any Indemnified Party's claim for indemnification.

26.4.2
On the assumption of the defense of a Third Party Claim by the Indemnifying Party:

(a)
the Indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the Indemnifying Party which shall be reasonably acceptable to the Indemnified Party; and

(b)
the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by such Indemnified Party in connection with the analysis, defense or settlement of the Third Party Claim. In the event that it is ultimately determined that the Indemnifying Party is not obligated to indemnify, defend or hold harmless an Indemnitee from and against the Third Party Claim, the Indemnified Party shall reimburse the Indemnifying Party for any and all costs and expenses (including lawyers' fees and costs of suit) incurred by the Indemnifying Party in its defense of the Third Party Claim with respect to such Indemnified Party or Indemnitee.

26.4.3
With respect to any Loss relating solely to the payment of money damages in connection with a Third Party Claim and that will not result in the Indemnified Party or Indemnitee becoming subject to injunctive or other relief or otherwise adversely affect the business of the Indemnified Party or the Indemnitee in any manner, and as to which the Indemnifying Party shall have acknowledged in writing the obligation to indemnify the Indemnitee under Section 26.4.1, the Indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the Indemnifying Party, in its sole discretion, shall deem appropriate. With respect to all other Losses in connection with Third Party Claims, where the Indemnifying Party has assumed the defense of a Third Party Claim in accordance with Section 26.4.1, the Indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, provided that it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed). The Indemnifying Party shall not be liable for any settlement or other disposition of Loss by an Indemnified Party that is reached without the written consent of the Indemnifying Party. Regardless of whether the Indemnifying Party or Indemnitee chooses to defend or prosecute any Third Party Claim, no Indemnified Party shall admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld. The Indemnifying Party shall not be liable for any settlement or other disposition of Loss by the Indemnified Party or an Indemnitee that is reached without the written consent of the Indemnifying Party.

26.4.4
If the Indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party shall, and shall cause each Indemnitee to, reasonably cooperate in the defense or prosecution thereof including being joined as a party thereto and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation shall also include access during normal business hours by the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making the Indemnified Party and its employees and agents available on a mutually convenient basis to provide additional information and explanation of any records or information provided, and the Indemnifying Party shall reimburse the Indemnified Party for all its related reasonable out-of-pocket expenses.

26.4.5
Except as expressly provided above, the reasonable and verifiable costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any claim shall be reimbursed on a Quarterly basis by the Indemnifying Party, without prejudice to the Indemnifying Party's right to indemnification and subject to refund in the event the Indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

26.5
No Consequential or Punitive Damages.    NEITHER PARTY HERETO WILL BE LIABLE FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY, PUNITIVE OR MULTIPLE DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, OR FOR ANY LOSS OR INJURY TO A PARTY'S PROFITS OR GOODWILL ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES EXCEPT AS MAY OTHERWISE BE EXPRESSLY SET FORTH HEREIN. NOTHING IN THIS SECTION 26.5 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY PURSUANT TO SECTIONS 26.1 - 26.4 WITH RESPECT TO THIRD PARTY CLAIMS.

27
No Implied Representations

  EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, THERE ARE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, WRITTEN OR ORAL, MADE BY EITHER PARTY (OR ANY OF ITS AFFILIATES), WITH RESPECT TO THE PRODUCT OR OTHERWISE, INCLUDING: (i) ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; (ii) ANY IMPLIED WARRANTIES ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE IN THE TRADE; (iii) ANY WARRANTY OF DESCRIPTION OR OTHERWISE CREATED BY ANY AFFIRMATION OF FACT OR PROMISE OR SAMPLE OR MODEL; OR (iv) ANY CLAIMS BASED ON ALLEGATIONS OF INFRINGEMENT OR UNFAIR COMPETITION WITH RESPECT TO ANY PRODUCT OR ANY PATENTS OR TRADEMARKS.

28
Confidentiality

28.1
Subject to Section 28.3, neither Party shall disclose any Confidential Information of the other Party without the other Party's prior written consent, except that the following information shall not be considered Confidential Information:

(a)
information that is or was known to the receiving Party or its Affiliates at the time of its disclosure as evidenced by such Party's or its Affiliates' written records, provided that such information was not already subject to a confidentiality obligation;

(b)
information disclosed to the receiving Party by a Third Party having the right to disclose such information without a duty of confidentiality;

(c)
information that becomes part of the public domain other than by a breach by the receiving Party of the terms of this Agreement; or

  (d)
  information that is independently generated by the receiving Party without reference to the information disclosed by the other Party.

28.2
Each Party agrees that it shall not, without the prior written approval of the other Party, use the other Party's Confidential Information for any purpose except pursuant to, and in order to carry out, the terms and objectives of this Agreement. Notwithstanding anything to the contrary in this Agreement, AstraZeneca shall have the right to disclose any information, including Confidential Information of Prometheus, to Merck & Co., Inc. and/or its Affiliates without the prior written approval of Prometheus, provided that (i) the disclosure of such Confidential Information is limited to that necessary for AstraZeneca to comply with its obligations to Merck & Co., Inc. and/or its Affiliates pursuant to the agreements between AstraZeneca or one of its Affiliates and Merck & Co., Inc., as such agreements exist as of the Effective date, and (ii) such Confidential Information shall be treated as confidential by Merck & Co., Inc. (and Merck & Co., Inc. shall be bound by written obligations of confidentiality at least as stringent as those set forth herein or those contained in the agreements between AstraZeneca or one of its Affiliates and Merck & Co., Inc.). For the avoidance of doubt, Prometheus shall have the right to use AstraZeneca's Confidential Information in connection with its exercise of its rights and the performance of its obligations hereunder and to disclose it to its Affiliates and to its and its Affiliates' employees, consultants, representatives and agents, including the Product Sales Force, in connection therewith, subject to written confidentiality obligations.

28.3
This Agreement shall not be deemed to restrict the receiving Party from complying with a lawfully issued governmental order or any other legal requirement to produce or disclose Confidential Information, provided that the receiving Party shall have complied with the requirements of this Section 28.3. With respect to any such governmental order, the receiving Party shall promptly notify the disclosing Party of such order so that the disclosing Party may seek to quash such order and/or to obtain an appropriate protective order requiring that the Confidential Information that is the subject of such order be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the order was issued. The receiving Party shall cooperate fully with the disclosing Party in any such proceeding. With respect to any such order that is not quashed or any other legal requirement to disclose Confidential Information of the disclosing Party, the receiving Party shall furnish only that portion of such Confidential Information that the receiving Party is advised by counsel is legally required to be disclosed and the receiving Party shall exercise its Diligent Efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded to the Confidential Information so disclosed. The receiving Party's obligations shall be qualified to the extent it is reasonably able to comply with the terms of this Section depending upon the order or other legal requirement and the timing within which the receiving Party is obligated to comply therewith.

28.4
In the event that either Party proposes to undertake any transaction that would require the disclosure of any provision of this Agreement in any prospectus or similar document for the public offering to potential shareholders, then such Party shall use Diligent Efforts (i) to obtain confidential treatment in such offering for the terms of this Agreement and (ii) (a) to minimize any such information required to be included for those purposes and (b) to provide the other Party an opportunity to review and comment on any such disclosure and shall consider suggested changes in good faith. Neither Party shall inaccurately describe this Agreement or disparage the other in any such disclosure.

28.5
If AstraZeneca appoints an accounting firm or other independent expert to perform an audit of Prometheus pursuant to the terms of any of the audit provisions provided for hereunder, then such accounting firm shall execute a written confidentiality agreement with Prometheus in customary form. The scope of such accounting firm's report to AstraZeneca shall be strictly limited to the scope of the audit permitted pursuant to the terms of this Agreement. A copy of such report shall be delivered to Prometheus.

28.6
The confidentiality obligations set out in this Article 28 shall survive the termination or expiry of this Agreement for [***] years.

28.7
Either Party may disclose Confidential Information to an Affiliate, provided such Affiliate agrees to be bound by the provisions of this Article 28 (or obligations at least as stringent as those set forth herein), but only for use in connection with the Product.

28.8
As all consumer information related to the Product in AstraZeneca's (including its Affiliates, contracted vendors and agents) consumer Product database was collected in accordance with AstraZeneca policy (as conveyed to such consumers) which prohibits the sale or rental of personally identifiable information to any Third Party without such consumer's permission, AstraZeneca will not provide such consumer information to Prometheus hereunder.

28.9
Without limiting the foregoing, any Confidential Information of Prometheus provided to, or otherwise obtained by, AstraZeneca shall be used only in connection with the Product and shall not be used by AstraZeneca or any AstraZeneca Designee in connection with any other Product (including Competing Products) or generally in connection with AstraZeneca's or any of AstraZeneca's Designees' business (except to the extent necessary to carry out the terms and objectives of this Agreement).

29
Assignment and Affiliates

29.1
This Agreement may not be assigned by either Party in whole or in part without the prior written consent of the other Party, except that (a) AstraZeneca without such consent may assign this Agreement and its rights and obligations hereunder to any of its Affiliates (provided that any such assignment shall not relieve AstraZeneca from its obligations hereunder (and AstraZeneca shall remain primarily liable and responsible for its compliance with such obligations and the acts and omissions of its Affiliate)) or to any successor in interest to all or substantially all of the business to which this Agreement relates, and (b) Prometheus without such consent may assign this Agreement and its rights and obligations hereunder to any of its Affiliates (provided that any such assignment shall not relieve Prometheus from its obligations hereunder (and Prometheus shall remain primarily liable and responsible its compliance with such obligations and the acts and omissions of its Affiliate)) or to any successor in interest to all or substantially all of the business to which this Agreement relates in connection with a Change in Control Transaction, subject to Prometheus' compliance with its obligations under Article 24 (Change in Control). Each Party shall always have the right to perform any or all of its obligations and exercise any or all of its rights under this Agreement through any of its Affiliates, provided that such right shall not affect the obligations of such Party hereunder and such Party shall be liable for any act or omission of such Affiliate. Without limiting the foregoing, this Agreement (including post-termination or post-expiration obligations) shall be binding on each Party's respective successors and permitted assigns.

30
General Provisions

30.1
Amendment.    Any amendment or modification of this Agreement must be in writing and signed by authorized representatives of both Parties.

30.2
Construction.    Except where the context requires otherwise, whenever used the singular includes the plural, the plural includes the singular, the use of any gender is applicable to all genders and the word "or" has the inclusive meaning represented by the phrase "and/or". Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

  days. The headings of this Agreement and any descriptions of Schedules or descriptions of cross-references are for convenience of reference only and do not define, describe, extend or limit the scope or intent of this Agreement or the scope or intent of any provision contained in this Agreement. The terms "including," "include(s)," "such as," and "for example" as used in this Agreement means including the generality of any description of any description preceding such term and shall be deemed to be followed by "without limitation". The terms "Article" and "Section" refers to the specified article or section of this Agreement. The wording of this Agreement shall be deemed to be the wording mutually chosen by the Parties and no rule of strict construction shall be applied against any Party.

30.3
Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument. An executed signature page of this Agreement delivered by facsimile transmission shall be as effective as an original executed signature page.

30.4
Audits.    Unless otherwise expressly provided in the Agreement (including any Schedule) by a provision that expressly references this Section 30.4, any right of AstraZeneca to review, inspect the premises of or audit (as used herein, collectively any of the foregoing, an "audit") Prometheus (or its contractors), shall be subject to the following limitations: (i) with respect to each Section of this Agreement that entitles AstraZeneca to conduct a review, inspection or audit, Prometheus shall not be required to permit AstraZeneca to conduct more than [***], inspection or audit, as the case may be, pursuant to such Section in any twelve (12) month period; (ii) AstraZeneca must provide reasonable advance written notice of any such audit; (iii) audits may only be conducted during Prometheus' (or its contractor's, if applicable) regular business hours, (iv) audits may only be conducted pursuant to confidentiality obligations reasonably acceptable to Prometheus; (v) audits shall be at AstraZeneca's sole expense; and (vi) any audit right purported to be granted to AstraZeneca that involves the auditing of properties (such as warehousing facilities or books and records) of Third Parties shall be limited by the terms of the applicable agreement between Prometheus and such Third Party; provided, however, that upon notice of such audit by AstraZeneca, Prometheus shall use Diligent Efforts to obtain the consent of the applicable Third Party to such audit. Each Party agrees to cooperate in providing information to the other Party's independent auditors as may be reasonably required to conduct or complete any financial audit of such Party in accordance with generally accepted auditing standards in the United States, U.S. GAAP and/or as may be required by applicable Laws.

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

30.5
Entire Agreement.    This Agreement, the Quality Assurance Agreement and the Safety Reporting Agreement, including all Schedules, constitute the entire agreement between the Parties with respect to the subject matter of this Agreement. This Agreement supersedes all prior agreements, whether written or oral, with respect to the subject matter of the Agreement. Each Party confirms that it is not relying on any representations, warranties or covenants of the other Party except as specifically set out in this Agreement. Nothing in this Agreement is intended to limit or exclude any liability for fraud. All Schedules referred to in this Agreement are intended to be and are hereby specifically incorporated into and made a part of this Agreement. In the event of any inconsistency between any such Schedules and this Agreement, the terms of this Agreement shall govern.

30.6
Equitable Relief.    Notwithstanding the provisions of Section 30.11, in the event of a breach or threatened breach of this Agreement by either Party, the other Party shall have the right to apply for and seek a temporary restraining order or other temporary, interim or permanent injunctive or equitable relief from a court of competent jurisdiction in order to enforce the provisions of any part of this Agreement as may be necessary to protect its rights under this Agreement, avoid irreparable harm, maintain the status quo or preserve the subject matter of the arbitration.

30.7
Expenses.    Except as otherwise expressly provided in this Agreement, each Party shall pay the fees and expenses of its respective lawyers and other experts and all other expenses and costs incurred by such Party incidental to the negotiation, preparation, execution and delivery of this Agreement.

30.8
Force Majeure.    No liability shall result from delay in performance or non-performance, in whole or in part, by either of the Parties to this Agreement to the extent that such delay or non-performance is caused by an event of Force Majeure. "Force Majeure" shall mean an event that is beyond a non-performing Party's reasonable control, including acts of God, acts of the other Party, strikes, lock-outs or other industrial/labour disputes, war, riot, civil commotion, terrorist act (or any evacuation or other restrictions related to the threat of a natural disaster or terrorist act), malicious damage, epidemics, quarantines, fire, flood, storm or natural disaster, and whether or not affecting the Party directly or its Affiliates, suppliers or contractors. The Parties expressly acknowledge and agree that a Force Majeure event shall not include a general decline in the economy as a whole or a downturn in the sale of Product in the steroids sector. The Force Majeure Party shall, within five (5) days of the occurrence of the Force Majeure event, give written notice to the other Party stating the nature of the Force Majeure event, its anticipated duration and any action being taken to avoid or minimize its effect. The Minimum PDE Requirement and Minimum A&P Spend shall be reduced pro rata for the period of time of the Force Majeure event (for example, if the Force Majeure Event lasts for thirty (30) days, each of the Minimum PDE Requirement and Minimum A&P Spend would be reduced by 30/365 (or 30/366 in a leap year)). Any suspension of performance shall be of no greater scope and of no longer duration than is reasonably required and the Force Majeure Party shall take all steps as are reasonable without being obligated to incur any material expenditure or cost to remedy its inability to perform; provided, however, if the suspension of performance continues for sixty (60) days after the date of the occurrence, and such failure to perform would constitute a material breach of this Agreement in the absence of such event of Force Majeure, the Parties shall meet and discuss in good faith any amendments to this Agreement to permit the other Party to exercise its rights under this Agreement. If the Parties are not able to agree on such amendments within thirty (30) days and if suspension of performance continues, such other Party may terminate this Agreement immediately by written notice to the Force Majeure Party, in which case neither Party shall be considered to have breached this Agreement or to have any liability to the other Party with respect to such termination except for any rights or liabilities that may have accrued prior to the date of the first occurrence of such Force Majeure event, other than any payments described in Section 20.2.

30.9
Further Assurance.    Each Party shall perform all further acts and things and execute and deliver such further documents as may be necessary or as the other Party may reasonably require to implement or give effect to this Agreement.

30.10
Governing Law; Jurisdiction.    The interpretation and construction of this Agreement shall be governed by the laws of the State of Delaware excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

30.11
Arbitration.    Except as otherwise expressly provided in this Agreement (including in Sections 7.2, 14.2, 21.7 and 30.6), any dispute relating to or arising under this Agreement, to the extent it relates to the validity, interpretation or construction of, or the compliance with or breach of, this Agreement, shall, at the election of either Party, be decided in accordance with the provisions of this Section 30.11. Such disputes shall be resolved exclusively through arbitration conducted under the auspices of the Center for Public Resources Institute on Dispute Resolution (the "CPR") pursuant to CPR's Model ADR Procedure: Non-Administered Arbitration Rules and Commentary. For the sake of clarity, disputes not ultimately resolved pursuant to other express dispute resolution terms in this Agreement (including Sections 7.2, 14.2, 21.7) other than the last sentence of Section 30.6 shall be subject to the foregoing sentence. Either Party may commence arbitration by giving a written notice to the other Party demanding arbitration. The arbitration shall be conducted in the English language before a single arbitrator agreed upon by the Parties. If the Parties cannot reach agreement as to a mutually acceptable arbitrator within ten (10) days after the written notice is received, then an arbitrator shall be appointed in accordance with the rules of the CPR. The arbitrator shall have technical and scientific background and shall have experience in the pharmaceuticals industry and with similar types of transactions. Unless otherwise agreed by the Parties, any arbitration brought hereunder shall be brought only and exclusively in Chicago, Illinois unless otherwise agreed by the Parties. The arbitrator shall hear evidence by each of the Parties and resolve each of the issues identified by the Parties. Unless the Parties agree otherwise, the arbitration proceeding shall be conducted on an expedited basis and the arbitration hearing shall be concluded not later than one hundred twenty (120) days from the date of a Party's filing the written notice demanding arbitration pursuant to this Section 30.11. The arbitrator shall render a formal, binding and non-appealable resolution and award, that shall be supported by a statement of reasons justifying the resolution and award, on each issue as expeditiously as possible, but not more than fifteen (15) business days after the conclusion of the hearing. In any arbitration, the prevailing Party shall be entitled to reimbursement of its reasonable attorneys' fees. The Parties shall use all reasonable efforts to keep arbitration costs to a minimum. Notwithstanding anything contained herein, in no event shall the arbitrator have the power or authority to terminate this Agreement in whole or in part; provided, however, that the foregoing is not intended to prevent the arbitrator from making a finding of fact that would result in this Agreement being terminated by its terms. With respect to disputes relating to a payment obligation under this Agreement, the arbitrator is only authorized to determine whether or not the obligation to make such payment is due, and if in dispute, the amount of such payment, but in no event shall the arbitrator have any authority to award damages or any other penalties to the prevailing Party (or Parties) as a result of a payment breach of this Agreement by the non-prevailing Party (or Parties).

30.12
Insurance.    Each of the Parties agrees to maintain during the Term and for [***] thereafter, customary and reasonable insurance coverage covering the events and in the amounts set out in Schedule Q (Insurance Requirements). Upon notice, a Party shall provide to the other Party certificates evidencing its insurance coverage and limits.

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

30.13
Notices.    Any notice, request, or other communication permitted or required under this Agreement shall be in writing, shall refer specifically to this Agreement, and shall be hand delivered or sent by a recognized overnight delivery service, costs prepaid, or by facsimile (with transmission confirmed), to the following addresses or to such other addresses at which notice shall have been given:

If to AstraZeneca:	AstraZeneca LP 1800 Concord Pike P.O. Box 15437 Wilmington, DE 19850-5437 Attention: Vice President, Licensing Facsimile: (302) 885-6861
Copy to:	AstraZeneca LP 1800 Concord Pike P.O. Box 15437 Wilmington, DE 19850-5437 Attention: General Counsel Facsimile: (302) 886-1578
If to Prometheus:	Prometheus Laboratories Inc. 5739 Pacific Center Blvd. San Diego, CA 92121 Attention: Legal Facsimile: (858) 410-1945
Copy to:	Prometheus Laboratories Inc. 5739 Pacific Center Blvd. San Diego, CA 92121 Attention: President Facsimile: (858) 410-1945
And:	Kirkland & Ellis LLP 153 East 53rd Street New York, NY 10022 Attention: Lisa Samenfeld Facsimile: (212) 446-4900

  Such notice, shall be deemed to have been given as of the date delivered by hand or transmitted by facsimile (with transmission confirmed), or on the second delivery day after deposit with an internationally recognized overnight delivery service, whichever is the earlier. Any notice delivered by facsimile shall be confirmed by a hard copy delivered as soon as practicable thereafter. This Section is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

30.14
Relationship of the Parties.    The status of a Party under this Agreement shall be that of an independent contractor. Nothing contained in this Agreement shall be construed as creating a partnership, joint venture or agency relationship between the Parties or, except as otherwise expressly provided in this Agreement, as granting either Party the authority to bind or contract any obligation in the name of or on the account of the other Party or to make any statements, representations, warranties or commitments on behalf of the other Party. All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.

30.15
Severability.    If any provision of this Agreement is held to be invalid, illegal or unenforceable, in any respect, then, to the fullest extent permitted by applicable Law and if the rights or obligations of any Party will not be materially and adversely affected: (a) such provision will be given no effect by the Parties and shall not form part of this Agreement; (b) all other provisions of this Agreement shall remain in full force and effect; and (c) the Parties will use their best efforts to negotiate a provision in replacement of the provision held invalid, illegal or unenforceable that is consistent with applicable Law and achieves, as nearly as possible, the original intention of the Parties. To the fullest extent permitted by applicable Law, the Parties waive any provision of Law that would render any provision in this Agreement invalid, illegal or unenforceable in any respect.

30.16
Use of Name and Disclosure of Terms.    Each Party shall keep the existence of, the terms of and the transaction covered by this Agreement confidential and shall not disclose such information to any other Person through a press release or otherwise, or publicly mention or otherwise use the name, insignia, symbol, trademark, trade name or logo-type of the other Party or its Affiliates in any manner without the prior written consent of the other Party in each instance (which shall not be unreasonably withheld); provided, however, that AstraZeneca shall have the right to disclose information required for AstraZeneca to meet its obligations to Merck & Co., Inc. and/or its Affiliates under the agreements between AstraZeneca or one of its Affiliates and Merck & Co., Inc. (subject to commercially reasonable confidentiality restrictions). The restrictions imposed by this Section will not prohibit any Party from making any disclosure identifying the other Party that is required by such Party's lenders or stockholders or by applicable Law or the requirements of a national securities exchange or another similar regulatory body, in which event such Party (a) may disclose only that portion of such information that is reasonably prudent to be disclosed and shall exercise its reasonable efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded to the information so disclosed and (b) shall notify the other Party prior to making such disclosure.

30.17
Waiver and Non-Exclusion of Remedies.    A Party's failure to enforce, at any time or for any period of time, any provision of this Agreement, or to exercise any right or remedy shall not constitute a waiver of that provision, right or remedy or prevent such Party from enforcing any or all provisions of this Agreement and exercising any rights or remedies in the future. To be effective, any waiver must be in writing. All rights and remedies arising hereunder are cumulative and do not exclude any other right or remedy provided by Law or otherwise available.

30.18
Right of First Negotiation.    In the event that this Agreement expires or is terminated by reason of a Payment Termination Event, the following provisions shall apply:

(a)
During the period beginning on the effective date of expiration or termination of this Agreement and ending on the date that is [***] months thereafter (the "Right of First Negotiation Period"), AstraZeneca shall not enter into a Product Divestiture Transaction (as defined below) except as permitted by this Section 30.18.

(b)
For purposes of this Section 30.18, a "Product Divestiture Transaction" shall mean a transaction (or series of related transactions) pursuant to which AstraZeneca sells or otherwise transfers to a Third Party all of AstraZeneca's rights to the Product in the Territory in exchange for cash or cash equivalents; provided, however, that a transaction (or series of related transactions) involving a so-called "quid" (i.e., where AstraZeneca would in good faith divest or license rights to the Product to a Third Party as total or partial consideration for AstraZeneca's acquisition of rights to a product or products owned by such Third Party) shall not be considered a Product Divestiture Transaction.

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

  (c)
  In the event that AstraZeneca desires to enter into a Product Divestiture Transaction during the Right of First Negotiation Period, AstraZeneca shall, prior to entering into any discussions or negotiations with respect to such a transaction with any Third Party, notify Prometheus in writing of AstraZeneca's desire to enter into a Product Divestiture Transaction. AstraZeneca shall give notice to Prometheus in good faith and only if AstraZeneca has determined in good faith that it is willing to enter into a Product Divestiture Transaction on terms that are acceptable to AstraZeneca.

  (d)
  Prometheus shall, within [***] days after receipt of such notice, indicate to AstraZeneca in writing whether it wishes to negotiate the terms of a Product Divestiture Transaction. If Prometheus indicates to AstraZeneca in writing that it wishes to negotiate, for [***] days the Parties shall promptly and diligently negotiate in good faith on an exclusive basis to enter into a purchase agreement for a Product Divestiture Transaction on mutually agreeable terms and conditions.

  (e)
  AstraZeneca shall be free, without any further obligation to Prometheus under this Agreement with respect thereto, to enter into a Product Divestiture Transaction with one or more Third Parties if either:

  (i)
  Prometheus indicates in writing that it does not wish to negotiate the terms of a Product Divestiture Transaction;

  (ii)
  Prometheus fails to indicate its interest within such [***] day period; or

  Prometheus indicates to AstraZeneca in writing that it wishes to negotiate but the Parties fail to execute a definitive agreement or binding letter of intent with respect to such proposed Product Divestiture Transaction within [***] days after Prometheus' indication of interest; provided, however, that, in the event AstraZeneca and Prometheus did engage in negotiations pursuant to Section 30.18(d), AstraZeneca shall not, within [***] days after the end of such negotiations, enter into a Product Divestiture Transaction on terms that are in the aggregate materially less favorable to AstraZeneca than the terms on which AstraZeneca most recently offered in writing to sell such rights to Prometheus.

30.19
Interaction with Merck & Co., Inc. and its Affiliates.    Prometheus shall direct all inquiries and issues related to Promotion of the Product or this Agreement in general to AstraZeneca, and AstraZeneca shall in its sole discretion decide whether to involve Merck & Co., Inc. and/or its Affiliates. Prometheus is prohibited from directly or indirectly contacting or attempting to contact Merck & Co., Inc. and/or its Affiliates for any inquiry or issue related to the Product or this Agreement unless required to do so under any applicable Law, provided however, to the extent Prometheus is reasonably able to do so under applicable Law, Prometheus shall (i) promptly notify AstraZeneca before contacting Merck & Co., Inc. and/or its Affiliates and (ii) provide AstraZeneca with a reasonable opportunity to discuss such contact by Prometheus.

30.20
Compliance with Laws.    To the extent not otherwise stated throughout this Agreement, both Parties will comply with all applicable Laws that apply to their activities or obligations hereunder throughout the Term.

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Execution

        THIS AGREEMENT IS EXECUTED by the authorized representatives of the Parties as of the date first written above.

SIGNED FOR AND ON BEHALF OF ASTRAZENECA L.P.
Name	/s/ ILLEGIBLE
Position	Vice President, General Counsel
Date	November 19, 2004
SIGNED FOR AND ON BEHALF OF PROMETHEUS LABORATORIES INC.
Name	/s/ Joseph Limber
Position	President and Chief Executive Officer
Date	November 19, 2004

SCHEDULE A

DETAILS OF THE PRODUCT

ENTOCORT® EC (budesonide) Capsules

DESCRIPTION

        ENTOCORT EC (budesonide) Capsules contain budesonide, which is a synthetic corticosteroid. It is chemically designated as (RS)-11B, 16a, 17, 21-tetrahydroxypregna-1,4-diene-3,20-dione cyclic 16,17-acetal with butyraldehyde. Budesonide is provided as a mixture of two epimers (22R and 22S). The empirical formula of budesonide is C25H34O6 and its molecular weight is 430.5. Its structural formula is:

        Budesonide is a white to off-white, tasteless, odorless powder that is practically insoluble in water and heptane, sparingly soluble in ethanol, and freely soluble in chloroform.

        ENTOCORT EC 3mg capsules are hard gelatin capsules with an opaque light grey body and an opaque pink cap, coded with ENTOCORT EC 3mg on the capsule. Each capsule contains 3mg of micronized budesonide with the following inactive ingredients: ethylcellulose, acetyltributyl citrate, methacrylic acid copolymer type C, triethyl citrate, antifoam M, polysorbate 80, talc, and sugar spheres. The capsule shells have the following inactive ingredients: gelatin, iron oxide, and titanium dioxide.

SCHEDULE B

BASELINE NET SALES/TIER 2 REVENUES/TERMINATION BASELINE SALES
($MILLION)

Sales Year	1	2	3	4	5 and thereafter
Baseline Net Sales	[***]*	[***]	[***]	[***]	[***]
Tier 2 Revenues	[***]*	[***]	[***]	[***]	[***]

        Provided however, that for the purpose of calculating the amount of payment associated with an applicable Payment Termination Event (as described in Section 20.2.3 of the Agreement), the Termination Baseline Sales shall be defined as follows:

Sales Year	1	2	3	4	5 and thereafter
Termination Baseline Sales	[***]	[***]	[***]	[***]	[***]

*
To include deemed sales pursuant to Schedule S (Pipeline Inventory Adjustment Formulas), if any.

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

Schedule C
Product Units, Sales and Net Sales Figures
(November 2001 - September 2004)

MONTH	UNITS	PRODUCT SALES	NET SALES
Nov-01	[***]	[***]	[***]
Dec-01	[***]	[***]	[***]
Jan-02	[***]	[***]	[***]
Feb-02	[***]	[***]	[***]
Mar-02	[***]	[***]	[***]
Apr-02	[***]	[***]	[***]
May-02	[***]	[***]	[***]
Jun-02	[***]	[***]	[***]
Jul-02	[***]	[***]	[***]
Aug-02	[***]	[***]	[***]
Sep-02	[***]	[***]	[***]
Oct-02	[***]	[***]	[***]
Nov-02	[***]	[***]	[***]
Dec-02	[***]	[***]	[***]
Jan-03	[***]	[***]	[***]
Feb-03	[***]	[***]	[***]
Mar-03	[***]	[***]	[***]
Apr-03	[***]	[***]	[***]
May-03	[***]	[***]	[***]
Jun-03	[***]	[***]	[***]
Jul-03	[***]	[***]	[***]
Aug-03	[***]	[***]	[***]
Sep-03	[***]	[***]	[***]
Oct-03	[***]	[***]	[***]
Nov-03	[***]	[***]	[***]
Dec-03	[***]	[***]	[***]
Jan-04	[***]	[***]	[***]
Feb-04	[***]	[***]	[***]
Mar-04	[***]	[***]	[***]
Apr-04	[***]	[***]	[***]
May-04	[***]	[***]	[***]
Jun-04	[***]	[***]	[***]
Jul-04	[***]	[***]	[***]
Aug-04	[***]	[***]	[***]
Sep-04	[***]	[***]	[***]

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

SCHEDULE D

PACKAGING CONFIGURATION

Note: All weights, volumes and dimensions are approximate

Entocort EC—Retail

3 mg Capsules (currently AZ NDC 0186-0702-10)

•	Pack Configuration:	100 Capsules per bottle; 12 bottles per case
•	Case Weight:	2.268 pounds
•	Case Volume:	.1530 cubic feet
•	Case Dimensions:	L 7.75 × W 6.5 × H 5.25 inches (OD)
•	Storage Specifications:	Store at 25°C (77°F); excursions permitted to 15°C-30°C (59°F-86°F)
•	Cases per Full Pallet:	264
•	Full Pallet Dimensions:	W40 × D48 × H 47 inches

Entocort EC—Samples

3 mg Capsules (currently AZ NDC 0186-0702-12)

•	Pack Configuration:	6 Capsules per bottle; 2 bottles per carton; 36 cartons per case
•	Case Weight:	4.113 pounds
•	Case Volume:	.3325 cubic feet
•	Case Dimensions:	L 9.875 × W 9.5 × H 6.125 inches (OD)
•	Storage Specifications:	Store at 25°C (77°F); excursions permitted to 15°C-30°C (59°F-86°F)
•	Cases per Full Pallet:	105
•	Full Pallet Dimensions:	W 40 × D 48 × H 47.875inches

4

SCHEDULE E

MINIMUM PDE REQUIREMENT AND MINIMUM A&P SPEND

Minimum PDE Requirement

        The following chart sets forth the Minimum PDE Requirement and the Minimum Primary Details during each Sales Year of the Term. In addition, in the event sNDA Approval is obtained by AstraZeneca on or before July 1, 2006, the Minimum PDE Requirement for subsequent twenty-four (24) calendar months beginning with the first full month following such approval shall be increased by [***] PDEs per whole month remaining in such Sales Year. Notwithstanding the foregoing, in no event shall the Minimum PDE Requirement in Sales Years 1 or 2 be increased above [***] due to an sNDA Approval.

Minimum Annual PDE Requirements

Sales Year	1	2	3	4	5
Minimum PDE Requirement	[***]	[***]	[***]	[***]	[***]
Minimum Primary Details	[***]	[***]	[***]	[***]	[***]

        The following chart sets forth the Minimum PDE Requirement for the third through eighth Quarters of the Term.

Minimum Quarterly PDE Requirements

Quarter	3	4	5	6	7	8
Minimum PDE Requirements	[***]	[***]	[***]	[***]	[***]	[***]

        Notwithstanding the above, in the event, in any Quarter Prometheus exceeds [***], Prometheus shall be permitted to [***].

        For the avoidance of doubt, Product presentations carried out by Prometheus' Sales Force shall have the PDE value as defined in the Agreement.

Minimum A&P Spend

        The following chart sets forth the Minimum A&P Spend requirements for each Sales Year of the Term

Minimum A&P Spend Requirements

Sales Year	1	2	3	4	5
Minimum A&P Spend ($Millions)	[***]	[***]	[***]	[***]	[***]

        For the avoidance of doubt, the Minimum A&P Spend and Minimum PDE Requirements set forth in this Schedule E are floor amounts that only apply in the event the Oversight Committee cannot agree on other amounts for the applicable Sales Year (whether such amount is higher or lower than the amount set forth in the above charts). Unless otherwise agreed to by the Parties, there shall be no adjustments to the Minimum A&P Spend set forth above even in the event sNDA approval is obtained.

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

        Notwithstanding the above, in the event there are any Merck Minimums in effect in Sales Year 3 and thereafter, in no event shall the Oversight Committee agree to a combined Minimum A&P Spend or Minimum PDE Requirement such that the sum of the total PDEs (at the PDE Value) plus the A&P for each such Sales Year is less than the lesser of (i) [***] percent ([***]%) of the Net Sales for such Sales Year, or (ii) the applicable Merck Minimums (if any).

        In addition, in Sales Year 6 and thereafter, in the event there are any [***] Minimums in effect, Prometheus shall ensure that the sum of the total PDEs (at the PDE Value) plus the A&P for each such Sales Year equals or exceeds the lesser of (i) [***] percent ([***]%) of the Net Sales for such Sales Year, or (ii) the applicable Merck Minimums (if any).

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6

SCHEDULE E-1

CSO HIRING STANDARDS
Sales Force Representative

        Description:    Generates sales revenues for the Product within the Territory by meeting customer needs.

Major Responsibilities:

  •
  Functions independently with a high degree of sales proficiency.

  •
  Ensures a strong working knowledge of the Product, including passing all required Prometheus training tests.

  •
  Applies learned Product knowledge to accomplish sales objectives.

  •
  Clearly understands the targeting plan (see Section 6.1.1(d) of the Agreement) and works to meet and exceed reach and frequency goals.

  •
  Ensures sales forecasts and assigned budgets meet or exceed therapeutic and territory expectations.

  •
  Develops an aggressive strategy for implementing the targeting plan following through on strategy with recognizable increases of sales in territory.

  •
  Works with Regional or District Sales Manager (as applicable) to assess sales performance and market trends; suggests and implements appropriate actions to enhance performance.

  •
  Provides timely and competent administrative management of work hours, sales call data, customer objectives, communication responses, synchronization, sample, and expense reporting.

  •
  Seeks out team building opportunities in order to communicate effectively and transfer information with supervisor and peers.

  •
  Reviews, implements, and practices all company policies.

Education:

  •
  Bachelor's Degree required

Requirements:

  •
  Valid driver's license and safe driving record

  •
  Demonstrated interpersonal and organizational skills

  •
  Computer office suite literacy at an intermediate level.

  •
  Two plus years of previous pharmaceutical sales experience required

  •
  Exposure to the pharmaceutical and health care industries a plus

  •
  Good communication skills with the ability to work with multiple teams

  •
  Ability to set up small and large education programs with a focus on customer needs

  •
  Results oriented

  •
  Good time/territory management

7

  •
  Ability to prioritize and target key customers

Internal and External Contacts/Customers:

  •
  Works with Regional or District Sales Manager (as applicable) to assess Territory sales performance and market trends.

  •
  Works with other Sales Force Representatives, as appropriate, to coordinate selling efforts.

  •
  Works with Medical Science Liaison personnel to develop customized programs/materials for the therapeutic areas and territory.

  •
  Works with National Account Directors and National Account Managers to maximize impact of managed care pull through activities.

8

        The following is a checklist of a number of the principal physical and mental requirements of a Sales Force Representative position. This document is intended to accompany, and should be read in conjunction with, the job description for the position. This is not intended as an exclusive list of essential functions for the position.

Job Title:    Sales Force Representative
Department/Process Area:    Field Sales

        An "X" indicates a requirement of the position.

Physical and Mental Requirements		Frequent (60-100%)	Occasional (20-60%)	Infrequent (<20%)
☐	Lifting/Carrying 20 lbs.	☒	☐	☐
☐	Sitting	☒	☐	☐
☐	Standing	☒	☐	☐
☐	Walking	☒	☐	☐
☐	Bending	☒	☐	☐
☐	Stooping	☒	☐	☐
☐	Twisting	☒	☐	☐
☐	Reaching	☒	☐	☐
☐	Repetitive Motion—Computer	☒	☐	☐
☐	Noise Exposure	☐	☒	☐
☐	Operating Vehicles	☒	☐	☐
☐	Traveling	☐	☒	☐
☐	Speaking Publicly	☒	☐	☐

9

SCHEDULE F

PATENTS

Entocort® Patents—USA

US 5,643,602—oral controlled-release pellet formulation containing budesonide
Grant date: 1 July 1997
Expiry date: 1 July 2014

US 6,423,340—method of treatment of ulcerative colitis, Crohn's colitis in its active phase, Crohn's colitis in its chronic phase as relapsed preventing therapy and Crohn's disease in the small intestine as relapsed preventing therapy by oral administration of budesonide in a controlled-release formulation
Grant date: 23 July 2002
Expiry date: 15 November 2010

Both patents (US 5,643,602 and US 6,423,340) are assigned to Aktiebolaget Draco.

10

SCHEDULE G

MERCK & CO., INC. AFFILIATE

DISTRIBUTION RIGHT GRANTED TO ASTRAZENECA

        As of July 1, 1998, an Affiliate of AstraZeneca and an Affiliate of Merck & Co., Inc. entered into an amended and restated license and option agreement, pursuant to which the Affiliate of AstraZeneca granted to the Affiliate of Merck (as further assigned on that date to another Affiliate of Merck) the exclusive license under the Patents (among other things) to make, have made, use and sell the Substance (among other compounds) during the term of such agreement. Pursuant to a limited sublicense agreement executed as of that date, a Merck Affiliate was granted a non-exclusive sublicense of such Merck Affiliate's rights under the Patents (among other patents) and certain technical information to make and have made the Substance (among other compounds) in the Territory for the sole purpose of supplying the Product (and other products) to AstraZeneca. Pursuant to a distribution agreement dated as of July 1, 1998, such Merck Affiliate granted to AstraZeneca the sole and exclusive right to promote, distribute, market and sell Product in the Territory during the term of such agreement and to, among other things, have supplied to it Product by such Affiliate. The grant to Prometheus of the right to Promote the Product requires the consent of such Merck Affiliate, which consent has been obtained. Pursuant to agreements with Merck and its Affiliates, Affiliates of AstraZeneca manufacture, formulate and Package the Product for supply to AstraZeneca.

11

SCHEDULE H
PROMETHEUS MARKETING CODE OF PRACTICE

[***]

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12

SCHEDULE I

MEDICAL AND PRODUCT INFORMATION OBLIGATIONS OF ASTRAZENECA

a)
AstraZeneca Medical Resources Support

•
AZ Medical Resources will provide, within [***] days for a rush request, and [***] days for a standard request, written responses to Health Care Professionals for unsolicited requests for medical and product information for ENTOCORT EC. The written responses will follow the style and format of the approved Medical Resources Style Guide. In addition, AstraZeneca Medical Resources will be responsible for the maintenance of the standard response database.

•
Medical and product inquiries from Health Care Professionals (HCPs) submitted by Prometheus will be entered through a website or another electronic method that links to the AZ application, Webstir.

•
AZ Medical Resources will provide, in accordance with Section 6.2.2 of the Agreement, feedback on Promotional Materials that require medical/scientific review. AZ Medical Resources will perform this activity in accordance with the AstraZeneca PRA review process. AZ Medical Resources will provide Prometheus with the Academy of Managed Care Pharmacy ("AMCP") Dossier for ENTOCORT EC in its current form. It will be Prometheus' responsibility to update and maintain the data in the clinical and health economic sections of the AMCP Dossier. Prometheus will provide Medical Resources a listing of Health Care Plans requesting the Dossier quarterly.

b)
AstraZeneca Information Center Support

        The AstraZeneca Information Center will provide the following services in a commercially reasonable manner:

  •
  Provide product information resulting from unsolicited phone calls from external customers to include healthcare professionals (HCPs) and consumers. Professional Information Requests (PIRs) for off-label information from HCPs will be referred to the AZ Medical Resources group for follow up.

  •
  Provide front-line support for Adverse Event (AE) reports submitted by HCPs and consumers. AEs will be referred to AZ Drug Safety group for follow up and reporting.

  •
  Provide front-line support for product quality complaints (PQCs) from all customers. PQCs will be referred to the AZ Quality Assurance group for follow up.

  •
  AstraZeneca Information Center will refer all other customer contacts to Prometheus by providing the caller with Prometheus' phone number (to be provided by Prometheus). Examples of referrals may include: requests from external customers for samples, sales representatives, patient assistance program information, company and other information or calls from the Prometheus Sales Force.

  •
  Provide Prometheus, within thirty (30) days of the end of each Quarter, a summary report of the unsolicited customer contact volume.

  •
  Prometheus will not communicate or use any AstraZeneca Information Center phone number or e-mail address in any promotional program or any other manner without prior written approval from the AstraZeneca Information Center, such approval not to be unreasonably withheld or delayed.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13

  •
  After hours support for medical emergencies will be provided by a Third Party who has been contracted by AstraZeneca. AstraZeneca will promptly provide to Prometheus contact information and procedures for such Third Party after they are established or modified.

  •
  Normal AstraZeneca Information Center business hours are 8:00 am to 7:00 pm, Eastern Time, Monday through Friday, when AstraZeneca is open for business. The AstraZeneca Information Center may be contacted at 1-800-236-9933.

14

SCHEDULE J

Transition and Obligations Plan Regarding Managed Market Contracts

1.
Preamble.

  As discussed in Section 6.6.1 of the Agreement, the purpose of this Transition and Obligations Plan Regarding Managed Market Contracts (the "Managed Market Transition Plan") is to set forth certain actions to be performed by AstraZeneca and Prometheus to facilitate the transition of sales and utilization based contracts for the Product, such as managed care, state and federal government, and Medicaid contracts for the Product, (the "Managed Market Contracts") from AstraZeneca to Prometheus, and certain rights and obligations of the Parties pertaining thereto. In addition to performing the actions expressly set forth herein and in the Agreement, each of the Parties agrees to provide the other with reasonable cooperation and assistance for a reasonable period of time up to and following the First Sales Booking Date to facilitate the transition of the Managed Market Contracts from AstraZeneca to Prometheus.

  Terms not otherwise defined in this Managed Market Transition Plan shall have the meanings set forth in the Agreement.

  Notwithstanding Section 30.5 in the Agreement regarding conflict between the Agreement and the Schedules, with respect to the subject matter contained in this Managed Market Transition Plan, in the event of any inconsistency between the terms of this Managed Market Transition Plan and the Agreement, the terms of the Managed Market Transition Plan shall control.

2.
Definitions.

a)
"Chargeback" means a credit, chargeback, reimbursement, purchase discount or other payment to any Product wholesaler or distributor in connection with the sale of a Product by such wholesaler or distributor to a customer at a discount price pursuant to a contract between such customer and AstraZeneca or Prometheus (including either Party's Affiliates), or pursuant to the Federal Supply Schedule or Section 340B of the Public Health Services Act. Responsibility for paying Chargebacks will be determined in accordance with Sections 5 and 6 below.

8.
b) "GPO Administration Fee" means any administration, service or similar fee paid to a group purchasing organization, buying group, or similar organization pursuant to a contract between such group purchasing organization, buying group, or similar organization and AstraZeneca or Prometheus (including either Party's Affiliates) relating to the sale of Product to members of or participants in such group purchasing organization, buying group, or similar organization. Responsibility for paying GPO Administration Fees will be determined in accordance with Section 5 below.

c)
"IFF" means the industrial funding fee payable to the United States Department of Veterans Affairs in connection with the sale of the Product to the United States Department of Veterans Affairs under the Federal Supply Schedule, as in effect from time to time. Responsibility for paying IFF will be determined in accordance with Section 6 below.

d)
"PBM" means a pharmacy benefit management company.

9.
e) "PBM Administration Fee" means any administration, service or similar fee paid to a PBM pursuant to a contract between such PBM and AstraZeneca or Prometheus (including either Party's Affiliates) relating to the dispensing of Product by a participating pharmacy. Responsibility for paying PBM Administration Fees will be determined in accordance with Section 5 below.

10.
f) "Rebate" means any rebate, including any performance or formulary rebate, payable pursuant to (i) state Medicaid or other state and governmental pharmaceutical assistance programs and

15

  (ii) contracts between AstraZeneca or Prometheus (including either Party's Affiliates) and managed care organizations (including PBMs, health plans and insurance companies), in each case relating to utilization of the Product during any particular period. Responsibility for paying Rebates will be determined in accordance with Sections 5 and 7 below.

3.
Assignment/Partial Assignment/Customer Notification Relating to Commercial Contracts and State Supplemental Rebate Contracts and Other Contracts and Programs.

  AstraZeneca hereby represents and warrants Sub-Schedules J-1 through J-5 are complete and accurate lists of (i) such persons and/or entities and (ii) all Managed Market Contracts to which AstraZeneca or any AstraZeneca Affiliate is a party that are necessary for Prometheus to Promote the Product in the Territory as of the Effective Date. AstraZeneca further represents and warrants that it has delivered true current and complete copies of all such Managed Market Contracts to Prometheus redacted only for information identifying the parties to the contracts.

  Within fifteen (15) Business Days after the Effective Date of the Agreement, AstraZeneca shall send either a notification of assignment (in those instances whereby formal permission of the other party is not required) or a request for consent to assignment (either full or partial depending on contract type) to the managed care organizations, GPOs, PBMs and other appropriate persons and/or entities with whom AstraZeneca has commercial contracts as set forth on Sub-Schedules J-1 and J-2. Said letters of assignment shall provide (a) that the responsibility for the promotion, sale and distribution of Product will be transferred from AstraZeneca to Prometheus effective on the First Sales Booking Date; (b) instructions related to Product returns; and (c) transition dates for purposes of Chargebacks, GPO Administration Fees, PBM Administration Fees and/or Rebates, as appropriate. In addition, said letters of assignment for Sales Based Contracts (listed in Sub-Schedule J-1) will also contain a notification provision notifying the applicable entity that the fixed wholesale acquisition cost will be changed to a floating wholesale acquisition cost as of the effective date of assignment to Prometheus (this notification only applies to those entities which have a fixed wholesale acquisition cost as of the Effective Date of the Agreement).

  AstraZeneca shall provide Prometheus with a copy of the assignment request letter prior to forwarding it to the affected customers for Prometheus' review and approval (such approval not to be unreasonably withheld or delayed). Prometheus will provide any comments or requests for edits to AstraZeneca within two (2) Business Days of receipt. Prometheus hereby acknowledges that (i) AstraZeneca may need to customize certain customer-specific assignment letters based upon language contained in such customer contracts and (ii) AstraZeneca may be required to use a customer's assignment letter template if the assignment letter approved by AstraZeneca and Prometheus is not acceptable to a customer. The Parties will work together in a commercially reasonable manner to agree on the letter's content that is mutually acceptable.

  The assignment letter shall also provide that, in the event an applicable managed care organization, GPO, hospital, PBM or other persons and/or entities with whom AstraZeneca has commercial contracts as set forth on Sub-Schedule J-1 and J-2, refuses to agree to the assignment (a "Refusing Entity"), the letter serves as notice of termination of the contract or product discontinuance by AstraZeneca under the contract with respect to the Product in accordance with the termination provisions under the contract in place between AstraZeneca and the Refusing Entity.

  With respect to the commercial contracts with the Refusing Entities referenced above, AstraZeneca will remain financially responsible for all Product returns, Chargebacks, GPO Administration Fees, PBM Administration Fees and Rebates, including increased costs resulting from changes in Product pricing, until the Refusing Entity's contract is terminated, expires, or the Product is discontinued. AstraZeneca will have all administrative, reporting and other responsibilities during this time.

16

  AstraZeneca shall notify wholesalers and other customers who have wholesale trade contracts with AstraZeneca of the Agreement between AstraZeneca and Prometheus and of the Product transfer. AstraZeneca shall provide Prometheus with a copy of the notification letter prior to forwarding it to the affected customers for Prometheus' review and approval (such approval not to be unreasonably withheld or delayed). Prometheus will provide any comments or requests for edits to AstraZeneca within two (2) Business Days of receipt. The Parties will work together in a commercially reasonable manner to agree on the letter's content that is mutually acceptable.

  For any Managed Market Contracts that were or are being negotiated prior to or as of the Effective Date, but not executed until after the Effective Date and prior to the First Sales Booking Date, AstraZeneca will comply with the provisions of Section 8(c). Sub-Schedules J-1 through J-5, as applicable, shall be amended to include any such Managed Market Contracts entered into by AstraZeneca between the Effective Date and the First Sales Booking Date and shall be subject to this Schedule J as if such contracts had been included on Sub-Schedules J-1 through J-5 on the Effective Date. AstraZeneca will not enter into any Managed Market Contracts for the Product on or after the First Sales Booking Date.

  AstraZeneca will make commercially reasonable efforts to cancel or withdraw the Product from all Medicare Discount Card Agreements as specified on Sub-Schedule J-3 or that may be entered into by AstraZeneca between the Effective Date and the First Sales Booking Date as provided in Section 8(c).

  Both AstraZeneca and Prometheus shall cooperate and take all actions necessary to transition the Product from AstraZeneca's Federal Government Contracts and Medicaid and Other State Pharmaceutical Contracts (listed in Sub-Schedules J-4 and J-5) to Prometheus as provided in Sections 5(b), 6 and 7 to this Schedule J as applicable.

  Upon any transition of Product back to AstraZeneca from Prometheus upon expiration or termination of the Agreement (or after any period during which Prometheus is permitted to continue to sell the Product under the Agreement), Prometheus shall institute a process for contract assignment and/or transition notification that is substantially similar to the AstraZeneca process discussed above (with Prometheus substituted for AstraZeneca and vice-versa, as applicable).

4.
Managed Market Contract Types

  Contracts subject to the provisions contained within this Schedule include:

  a)
  Sales Based Contracts (See Sub-Schedule J-1)

  b)
  Utilization Based Contracts (See Sub-Schedule J-2)

  c)
  Medicare Discount Card Agreements (See Sub-Schedule J-3)

  d)
  Federal Government Contracts (See Sub-Schedule J-4)

  e)
  Medicaid Contract and Other State Pharmaceutical Assistance Program Contracts (See Sub-Schedule J-5)

  If, subsequent to the Effective Date, the Parties mutually agree that any contract in Sub-Schedules J-1 through J-5 should be listed on a different sub-schedule than as attached, the applicable sub-schedules shall be amended.

  AstraZeneca will provide the names of all Third Parties and copies of all applicable fully executed contracts after permission to assign has been obtained by AstraZeneca or AstraZeneca has notified the Third Party of the assignment in accordance with Section 3 above.

17

  During the period described in Section 3, whereby AstraZeneca seeks to obtain consent to assign from affected customers, AstraZeneca shall keep Prometheus informed of AstraZeneca's progress. This will include the provision of periodic updates to Prometheus as to the status of those contracts for which consent to assign has been obtained. AstraZeneca's efforts to obtain permission to assign will include account contact by the applicable AstraZeneca Account Director responsible for each affected account. If during such contact by the AstraZeneca Account Director, information is shared by the account contact that the AstraZeneca Account Director reasonably believes could have a material effect on overall sales for such account, Prometheus will immediately be informed of such discussion and the particulars related thereto. If and as requested by Prometheus, the AstraZeneca Account Director shall introduce the appropriate Prometheus personnel to the account contact at each customer.

5.
Contract Transition

a)
Chargebacks and GPO Administration Fees

i)
AstraZeneca shall be liable for all Chargebacks and GPO Administration Fees payable to customers for Product sales made pursuant to all AstraZeneca (x) Sales Based Contracts (listed in Sub-Schedule J-1) assigned to Prometheus pursuant to Section 3 to this Schedule J and (y) Federal government contracts (listed in Sub-Schedule J-4), related to sales with a wholesaler invoice date prior to the last day of the Pipeline Liability Period (as defined in 5(d)). The "wholesaler invoice date" means the date on which a Product sale occurs between a wholesaler and the end customer. AstraZeneca shall have all administrative, reporting, and other responsibilities for the Sales Based Contracts assigned to Prometheus until the First Sales Booking Date. AstraZeneca shall have all administrative, reporting, and other responsibilities for its Federal Government contracts (listed on Sub-Schedule J-4) at all times.

ii)
For purposes of Section 5(a)(i) above, Sales Based Contracts (listed in Sub-Schedule J-1) which are not assigned by the First Sales Booking Date shall be treated as if the other party to such agreement were a Refusing Entity (as provided in Section 3 to this Schedule J) up through the day preceding the effective date of assignment or termination.

iii)
Except to the extent otherwise provided in 5(a)(i) and 5(a)(ii) above, Prometheus shall be liable for all Chargebacks and GPO Administration Fees payable to customers for Product sales with a wholesaler invoice date after the last day of the Pipeline Liability Period that are owed pursuant to the AstraZeneca Sales Based Contracts (listed in Sub-Schedule J-1) assigned to Prometheus, and pursuant to AstraZeneca's Federal government contracts (listed in Sub Schedule J-4), Except to the extent otherwise provided in 5(a)(i) above, Prometheus shall have all administrative, reporting, and other responsibilities from the First Sales Booking Date.

iv)
Prometheus must establish its own contract number with the wholesalers and under no circumstance may Prometheus use AstraZeneca's wholesaler numbers with customers.

b)
Rebates and PBM Administration Fees

i)
AstraZeneca shall be liable for all Rebates and PBM Administration Fees payable to customers for Product utilization pursuant to AstraZeneca (x) Utilization Based Contracts (listed in Sub-Schedule J-2) assigned to Prometheus pursuant to Section 3 to this Schedule J and (y) medicaid contract and state pharmaceutical assistance program contracts (listed in Sub-Schedule J-5), for prescriptions dispensed on or prior to the last day of the Pipeline Liability Period. To the extent such Rebates and PBM Administration Fees are for a period encompassing the last day of the Pipeline Liability Period (and extending past the Pipeline Liability Period), AstraZeneca shall only be liable for that

18

      portion of the Rebates and PBM Administration Fees for such period equal to the total amount of such Rebates and PBM Administration Fees divided by the number of days in such period, multiplied by the number of days in the period up to and including the last day of Pipeline Liability Period. AstraZeneca shall have all administrative, reporting and other responsibilities under AstraZeneca's Utilization Based Contracts assigned to Prometheus, until the First Sales Booking Date. AstraZeneca shall have all administrative, reporting, and other responsibilities for its medicaid contract and state pharmaceutical assistance program (listed on Sub-Schedule J-5) in accordance with Section 7.

    ii)
    For purposes of Section 5(b)(i) above, Utilization Based Contracts (listed in Sub-Schedule J-2) which are not assigned to Prometheus by the First Sales Booking Date, shall be treated as if the other party to such agreement were a Refusing Entity (as provided in Section 3 to this Schedule J) up through the day preceding the effective date of assignment or termination.

    iii)
    Except to the extent otherwise provided in 5(b)(i) and 5(b)(ii) above, Prometheus shall be liable for all Rebates and PBM Administration Fees payable to customers on or after the first day after the last day of the Pipeline Liability Period pursuant to the AstraZeneca Utilization Based Contracts (listed in Sub-Schedule J-2) which are assigned to Prometheus. Prometheus shall have all administrative, reporting and other responsibilities with respect to such contracts commencing on the First Sales Booking Date.

  c)
  Medicare Discount Card Agreements

  To the extent that by the First Sales Booking Date (i) any Medicare Discount Card Agreement (listed in Sub-Schedule J-3) has not been canceled or (ii) the Product has not been withdrawn from a particular Medicare Discount Card Agreement, AstraZeneca will remain financially responsible for all Product returns, chargebacks, fees, and rebates related to such Medicare Discount Card Agreement, including increased costs resulting from changes in Product pricing, until each such agreement is terminated, expires, or the Product is withdrawn from such agreement. AstraZeneca shall have all administrative, reporting and other responsibilities with respect to such agreements at all times.

  d)
  Pipeline Liability Period Definition

    "Pipeline Liability Period" means the period beginning on the First Sales Booking Date and continuing for an additional number of calendar days equal to the number of [***] as of the First Sales Booking Date. Accordingly, if the number of [***] is sixty (60), the [***] will be January 1, 2005 through March 1, 2005.

  e)
  Unless AstraZeneca consents in writing, Prometheus will not enter into or modify any contract or arrangement, during the Pipeline Liability Period (for purposes of this subsection 5(e) only, not to exceed [***]), in a manner which results in [***] for which AstraZeneca may be liable under this Schedule J, which would be greater than the [***] for which AstraZeneca would be liable if all discounts and fees granted were consistent with the customer pricing under AstraZeneca's Managed Market Contracts in effect as of the First Sales Booking Date.

  f)
  Reconciliation of Amounts Owed

    Each Party shall be entitled to be reimbursed by the other Party for any [***] paid by such Party which are the liability of the other Party under this Schedule J. Such reimbursement shall be made within [***] days after the Party requesting such reimbursement shall have delivered a written request for reimbursement setting forth in detail the items for which reimbursement is requested. Each Party shall promptly provide to the other any supporting documentation or information reasonably requested by the other Party in connection with any such reimbursement request.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

19

6.
Government Contracts.

a)
Federal Supply Schedule.    AstraZeneca shall provide Prometheus with all information in AstraZeneca's possession or control required to permit Prometheus to add the Product to Prometheus' Federal Supply Schedule ("FSS") in accordance with Applicable Law (i.e., FCP 2003 and 2004). Both Parties shall make all filings with the Veteran's Administration necessary to remove the Product from AstraZeneca's FSS and add the Product to Prometheus' FSS. The appropriate Party as required by Applicable Law (dependent upon the date that the Product is added to Prometheus' FSS) shall file GSA Form 72 with respect to sales of the Product made prior to the First Sales Booking Date. The Party filing GSA Form 72 shall pay the Veteran's Administration the related IFF payment. Within thirty (30) days after the end of each calendar quarter during which there is utilization and/or sales of Product under AstraZeneca's FSS contract, or under Prometheus' FSS contract, Prometheus shall provide AstraZeneca, or AstraZeneca shall provide Prometheus, as applicable, with all necessary data upon which AstraZeneca, or Prometheus, can accurately calculate non-FAMP under the Veteran's Health Care Act of 1992, for the Product in the applicable calendar quarter, including, but not limited to: accounts receivable, chargeback sales, chargeback discounts, managed care rebates, Product returns and all individual sales transactions by 11 digit NDC number, including all discounts, administrative fees and other price reductions.

b)
Provision of Required Information; Audit Rights.    Notwithstanding the foregoing, each Party shall provide the other Party with a specific list of all data required by the requesting Party to fulfill its obligations under the FSS, the time periods for which such information is needed and the format required for the data in an effort to ensure that such Party is providing all necessary, pertinent and applicable data. Each Party shall have the right upon prior written notice to audit the other Party at the requesting Party's sole expense with respect to such data for the sole purpose of verifying the accuracy of information provided by the Party supplying the data and required by the requesting Party to comply with its then-existing obligations under the FSS; provided that the requesting Party's right to audit hereunder shall be subject to the terms and conditions of Section 30.4 of the Agreement (with Prometheus substituted for AstraZeneca (and vice versa) with regard to any audits of AstraZeneca conducted by Prometheus), which Section shall control, notwithstanding anything contained in, or any conflict with the terms of this Schedule J, with respect to any audit of the Party supplying the data or other records.

c)
Public Health Services Act Contract.    AstraZeneca shall have all administrative, reporting and related responsibilities under AstraZeneca's contract with the Public Health Service under the provisions of the Veteran's Health Care Act of 1992. Prometheus shall provide AstraZeneca the data described in Section 7(c) below to enable AstraZeneca to fulfill such responsibilities. Liability for Chargebacks under AstraZeneca's contract with the Public Health Service shall be determined in accordance with Section 5(a) above. AstraZeneca shall provide Prometheus with all information in AstraZeneca's possession or control required to permit Prometheus to enter into a contract with the Public Health Service under the provisions of the Veteran's Health Care Act of 1992. Prometheus will have administrative, reporting and related responsibilities under its contract with the Public Health Service.

20

7.
Administrative Responsibilities under the Medicaid Contract / Other State Pharmaceutical Assistance Program Contracts / AIDS Drug Assistance Program Contracts.

a)
Product with AstraZeneca NDC.    AstraZeneca will have Centers for Medicare and Medicaid Services ("CMS") and other state reporting, administrative and related responsibilities for Medicaid, other state pharmaceutical assistance program rebate contracts, and AIDS Drug Assistance Program contracts as set forth in Sub-Schedule J-5 relating to Product bearing AstraZeneca's NDC. AstraZeneca will be invoiced by the appropriate state agencies for such Rebates and shall pay such agencies for such Rebates; provided, however, that payments for Rebates for utilization after the last day of the Pipeline Liability Period shall be reimbursed to AstraZeneca by Prometheus in accordance with Section 5(b)(i).

b)
Product with Prometheus NDC.    Prometheus will have CMS and other state reporting, administrative and related responsibilities for Medicaid, other state pharmaceutical assistance program rebate agreements, and AIDS Drug Assistance Program contracts relating to Product bearing Prometheus' NDC. Prometheus will be invoiced by the appropriate state agencies for such Rebates and shall pay such entities for the same; provided, however, that payments for Rebates for utilization prior to the last day of the Pipeline Liability Period shall be reimbursed to Prometheus by AstraZeneca in accordance with Section 5(b)(i).

c)
Within fifteen (15) days after the end of each calendar quarter during which there is utilization and/or sales of Product bearing either Party's NDC, each Party shall provide the other Party with all necessary data upon which the applicable Party can accurately calculate AMP and Best Price (as defined by Applicable Law) for the Product in the applicable calendar quarter, including, but not limited to: accounts receivable, chargeback sales, chargeback discounts, managed care rebates, lowest anticipated net price, Product returns, all individual sales transactions by 11 digit NDC number, and customer business type classification, including all discounts, administrative fees and other price reductions. This data shall be provided for the time period encompassing one (1) year after the expiry of the last lot for NDCs of Product bearing the Party's labeler code. Each Party shall have the right consistent with the audit rights in Section 6(b) above to audit the other Party with respect to all such data for compliance purposes.

11.
Miscellaneous

a)
Upon the expiration or termination of this Agreement, the Parties shall reimburse one another for Chargebacks, GPO Administration Fees, Rebates and PBM Administration Fees consistent with the provisions of this Schedule J and of Schedule S (Pipeline Inventory Adjustment Formulas), but in a manner which reflects, to the extent applicable, the fact that AstraZeneca will be in Prometheus' position and Prometheus will be in AstraZeneca's position. Additionally, on at least ninety (90) days advance notice, AstraZeneca may, but shall not be obligated to, elect to require Prometheus seek consent to the assignment to AstraZeneca of any assignable Managed Market Contracts (to the extent relating to the Product) to which Prometheus is party as of the date of such termination or expiration, and to the extent such consent is granted, assign such Managed Market Contracts (to the extent relating to the Product) to AstraZeneca and provide such documentation as may be reasonably required by AstraZeneca to administer such assigned contracts. Prometheus shall use commercially reasonable efforts to ensure that the Managed Market Contracts (with the exception of certain contracts which by Law are not assignable) entered into by Prometheus during the term of the Agreement contain a provision permitting the assignability of such contracts by Prometheus.

21

  b)
  Each Party hereby represents and warrants to the other Party that all data supplied by such Party to the other hereunder will be complete and accurate so to enable the receiving Party to comply with all applicable Laws and contractual obligations with regards to government price reporting. The Parties will comply with all applicable Laws ("Applicable Laws"), including but not limited to, the federal Medicare/Medicaid Anti-Kickback statute and regulations promulgated thereunder and similar state anti-kickback statutes and regulations; the Federal Acquisition Regulations and related statutes; and the Medicaid Rebate Act, the Veteran's Healthcare Act of 1992, the Public Health Service Act and any associated regulations and agreements, to the extent applicable. A disclosing Party will promptly notify the receiving Party of any errors or omissions in any such data the disclosing Party has provided to the receiving Party, or of any other material matters which may reasonably be construed to affect the accuracy or veracity of such price reports or compliance with Applicable Laws, in order that the receiving Party may correct any government price reports made by it and, where applicable, make appropriate reports or disclosures to federal or state enforcement or regulatory agencies. Nothing in the Agreement shall prevent a party from making such corrective actions, disclosures, or reports.

  c)
  Ongoing/New Customer Contracts between Effective Date and First Sales Booking Date:

    AstraZeneca will provide Prometheus with periodic updates regarding current and/or new Product contract negotiations that occur with customers between the Effective Date and the First Sales Booking Date. During this interim time period, AstraZeneca will only enter into customer contracts with material terms that are substantially equivalent, in all material respects, to contracts for Product currently in effect. Such terms (with the exception of pricing) are contained in AstraZeneca's Standard Contract Offering, a copy of which is contained in Sub-Schedule J-6. Price offerings will be no greater than the discounts and fees currently in effect under the agreements to be assigned to Prometheus. In the event that a current or new Product negotiation has terms that are not substantially equivalent in price or standard contract terms, in all material respects, AstraZeneca will notify Prometheus of the difference and provide Prometheus the opportunity to waive the provisions of this Section 8(c) with respect to such deviation. All such waivers by Prometheus shall be in writing to AstraZeneca for contract compliance purposes. AstraZeneca will promptly provide Prometheus with written notice and reasonable detail of any such new contracts entered into between the Effective Date and the First Sales Booking Date.

  d)
  The Parties' obligations under this Schedule will survive termination of the Agreement.

22

12.
Sales and Discounts

  Historical:
  AstraZeneca has received contracted revenues and incurred expenses for the Managed Markets segments for the time periods shown below.

Contract Owner Cust Category	2Q 2003 Gross Sales	2Q 2003 Discount	Rebate %	3Q 2003 Gross Sales	3Q 2003 Discount	Rebate %	4Q 2003 Gross Sales	4Q 2003 Discount	Rebate %
Buying Group (GPO)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Federal Government	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Health Care Financing Administration (HCFA)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Health Plan—IPA/PPO	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
HMO—Staff Model Headquarters
IPA/PPO Headquarters	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Medical Center	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Non-State Pharmaceutical Assistance Programs	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Pharmacy Benefit Management Company	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PHS Funded	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Retail—Institutional Rebate Program	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
State & Local Government Headquarters	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
State Pharmaceutical Assistance Programs (SPAP)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Contract Owner Cust Category	1Q 2004 Gross Sales	1Q 2004 Discount	Rebate %	2Q 2004 Gross Sales	2Q 2004 Discount	Rebate %	3Q 2004 Gross Sales	3Q 2004 Discount	Rebate %
Buying Group (GPO)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Federal Government	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Health Care Financing Administration (HCFA)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Health Plan—IPA/PPO	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
HMO—Staff Model Headquarters	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
IPA/PPO Headquarters	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Medical Center	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Non-State Pharmaceutical Assistance Programs
Pharmacy Benefit Management Company	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PHS Funded	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Retail—Institutional Rebate Program
State & Local Government Headquarters	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
State Pharmaceutical Assistance Programs (SPAP)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

  Note: 3Q 2004 includes only partial data, since rebate claims have not been paid as of November 19, 2004.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

23

Sub-Schedule J-1

Sales Based Contracts

Contracted Entity	Expiration Date
[***]	6/30/05
[***]	1/31/05
[***]	4/30/05
[***]	6/30/05
[***]	3/31/05
[***]	6/30/06
[***]	6/30/05
[***]	2/28/05
[***]	3/31/05
[***]	9/30/05
[***]	9/30/05
[***]	3/31/05
[***]	3/31/05
[***]	6/30/05
[***]	6/30/05
[***]	6/30/05
[***]	7/31/05
[***]	9/30/05
[***]	7/31/05
[***]	4/30/05
[***]	9/30/05
[***]	3/31/05
[***]	10/31/05
[***]	9/30/05
[***]	10/31/05
[***]	3/31/05

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

24

Sub-Schedule J-2

Utilization Based Contracts

        [***]

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

25

Sub-Schedule J-3

13.   Medicare Discount Card Agreements

        [***]

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

26

Sub-Schedule J-4

Federal Government Contracts

        [***]

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

27

Sub-Schedule J-5

Medicaid Contracts/Other State Pharmaceutical Assistance Contracts

        [***]

AIDS Drug Assistance Programs (Statutory/Not Contractual pursuant to Public Health Services Act)

        [***]

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

28

Sub-Schedule J-6

AstraZeneca's Standard Contract Offering Document for PBMs and MCOs

[***]

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

29

SCHEDULE K

INITIAL FIRM FORECAST AND DELIVERY SCHEDULE

Month (2005)	Retail Product (100 ct. bottle)	Sample Product (2×6 count bottles)	Delivery (no later than)
January	[***]	[***]	*
February	[***]	[***]	*
March	[***]	[***]	*
April	[***]	[***]	April 30, 2005
May	[***]	[***]	May 31, 2005
June	[***]	[***]	June 30, 2005
July	[***]	[***]	July 31, 2005
August	[***]	[***]	August 31, 2005
September	[***]	[***]	September 30, 2005

*
AstraZeneca is not obligated to deliver more Product (both Retail and Sample) than is in the AstraZeneca pipeline as of the Effective Date, nor is AstraZeneca required to deliver to Prometheus any given month's requirements prior to the last day of the month as specified in the Delivery column above. Notwithstanding the foregoing, in an effort to build Product stock at Prometheus, AstraZeneca will deliver at least [***] retail Product bottles against January's requirements beginning in December and will deliver at least [***] retail Product bottles against January's requirements in January. As set forth in the table above, AstraZeneca will deliver [***] cumulative Retail Product bottles in the first Quarter of 2005. Exact delivery dates and quantities to be delivered in the 4Q04 and 1Q05 shipments will be discussed and agreed upon by the Parties prior to Prometheus' issuance of their initial Product purchase orders.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

30

SCHEDULE L

PURCHASE PRICE

Commercial Product Purchase Price.

The Purchase Price for the Product (excluding non-commercial Products such as Sample Products) in the Territory (the "Actual Purchase Price") shall be equal to: (a) COGS Payments plus (b) Additional Purchase Price Payments. For the purposes of this Schedule L,

        "COGS Payments" means the amount equal to (a) [***] percent ([***]%) multiplied by (b) [***] percent ([***]%) of [***] for the Product in the Territory; and

        "Additional Purchase Price Payments" means the amount equal to [***] percent ([***]%) of the Net Sales for the Product in the Territory calculated in accordance with the procedures set forth below.

The amount invoiced by AstraZeneca to Prometheus for each delivery of Product will be the Estimated Purchase Price (as defined below in this Schedule L).

Within [***] of the end of each Quarter, Prometheus shall provide to AstraZeneca a written report setting forth the calculation of the Actual Purchase Price for the Product sold for the preceding Quarter based upon the actual Gross Sales and Net Sales of the Product in the Territory during such Quarter. The report shall set out the actual amount of Gross Sales and Net Sales of Product sold in dollars and the total number of units of Product sold by Prometheus during such Quarter and the Actual Purchase Price.

The report shall also set out for such Quarter the Estimated Purchase Price paid for the units sold during the Quarter (assuming first in, first out). For units purchased but not sold at the end of a true-up period, the estimated sales price for those units will not be trued up.

For Example:

Purchase Price True-up Example

[***]

In the event the Actual Purchase Price for Product sold for the Quarter is greater than the Estimated Purchase Price for such Product, then, within thirty (30) days of the end of such Quarter, Prometheus shall pay to AstraZeneca such excess amount (i.e., the difference between the Actual Purchase Price and the Estimated Purchase Price).

In the event that the Actual Purchase Price for Product sold for the Quarter is less than the Estimated Purchase Price for such Product, then AstraZeneca shall issue Prometheus a Credit Note for the amount of such difference within thirty (30) days of the receipt of the written report.

In addition, the Purchase Price may be subject to a further adjustment dependent upon the results of the annual independent auditor report as commissioned by AstraZeneca. If an adjustment is mandated, Prometheus (or AstraZeneca) shall pay (or shall credit) the other Party no later than the end of the first Quarter following the Sales Year to which the adjustment applies.

For the purposes of this Schedule L, the following terms shall have the meanings ascribed to them below:

"Estimated Average Selling Price" shall be [***] percent ([***]%) of the WAC per unit on the date the applicable Purchase Order is placed.

"Estimated Purchase Price" means, for any shipment made pursuant to a Purchase Order, an amount equal to [***] percent ([***]%) of the product of (i) the number of units of Product received, and (ii) the Estimated Average Selling Price for such Purchase Order.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

31

"WAC" shall mean the manufacturer's list price for the Product to wholesalers or direct purchasers in the United States, not including prompt pay or other discounts, rebates or reductions in price, for the most recent month for which the information is available, as reported in wholesale price guides or other publications of drug or biological pricing data.

B.
Sample Product Purchase Price:

The purchase price for Samples shall be the lower of (1) AstraZeneca's actual full manufacturing costs (including foreign exchange impact) or (2) the following amounts:

	Sales Year 1	Sales Year 2	Sales Year 3	Sales Year 4	Sales Year 5 and thereafter
Entocort EC Sample Cost per Sample Product	$[***]**	$[***]***	$[***]***	$[***]***	$[***]***

For the avoidance of doubt, AstraZeneca's actual full manufacturing costs are not subject to audit by Prometheus or its independent accountants.

*
$[***] represents the cost for the current Sample package configuration of two (2) bottles (six (6) capsules per bottle). This Sample configuration shall not exceed one hundred and twenty thousand units.

**
$[***] represents the cost of the Sample package configuration of one (1) bottle (six (6) capsules per bottle) which will be implemented in Sales Year 1 upon the consumption of all inventory and other material related to the current Sample package configuration.

        ***Sample Pricing reflects a [***] percent ([***]%) increase over the previous Sales Year's pricing. Notwithstanding the foregoing sentence, Sample Product pricing in Sales Years subsequent to Sales Year 1 will be increased by the lower of (i) [***] percent ([***]%) over the prior Sales Year price ("[***]% Increase Value") or (ii) AstraZeneca's actual full manufacturing costs (including foreign exchange impact) ("Actual Costs Value"). Sample Product will be priced at the [***]% Increase Value and then trued up in the beginning of the following Sales Year as described below.

        Within ninety (90) days after the end of each Sales Year subsequent to Sales Year 1, AstraZeneca shall compare the [***]% Increase Value against the Actual Costs Value for such completed Sales Year to determine which value is lower and notify Prometheus of such determination. If any Sample Product purchased in such completed Sales Year and paid for at the [***]% Increase Value should have been priced and paid for at the Actual Costs Value, then AstraZeneca shall issue Prometheus a Credit Note for the amount of such difference within such ninety (90) day period.

SCHEDULE M

LIFE-CYCLE DEVELOPMENT

        This schedule sets forth a management plan outlining the Parties' responsibilities with respect to the four (4) aspects of the Product's life-cycle. The relevant areas discussed are:

a)
An sNDA for Extended Therapy Claim based on the existing clinical data (generated before the Effective Date).

b)
The pediatric study (code D9421C00703).

c)
Additional clinical studies to support sNDAs, publications and investigator requests.

d)
Pharmaceutical product development.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

32

  a)
  sNDA Extended Therapy Claim

•
AstraZeneca will use reasonable efforts to effect a change to the Prescribing Information that reflects either prolongation of symptom control and/or extended use of the Product in a long-term therapy setting. This application will be based on [***].

•
AstraZeneca will not be required to initiate (regardless of the outcome of [***]) or fund any further studies to secure the Extended Therapy Claim.

•
Prometheus may have a representative participate in any substantive meeting with the FDA (subject to AstraZeneca and agency agreement) pertaining to the sNDA Extended Therapy Claim. AstraZeneca shall provide Prometheus with an agenda, briefing documents, and relevant correspondence prior to any such meeting. The Prometheus representative will agree to adhere to AstraZeneca's lead person's meeting strategy (including spokesperson responsibilities).

•
AstraZeneca will share relevant submitted sNDA documents with Prometheus after submission to the FDA. AstraZeneca will share correspondence and consult with Prometheus at the time [***] is received, to the extent that is logistically possible, upon the wording of any proposed label text to be proposed to [***], but AstraZeneca reserves the sole right to finalize the text.

•
The sNDA for the Extended Therapy Claim shall be funded by [***].

b)
Pediatric Study (code D9421C00703)

•
AstraZeneca will complete the pediatric study (D9421C00703) according to its own time scale. AstraZeneca reserves the right, for whatever reason, to modify or terminate prematurely the study in consultation with the FDA.

•
AstraZeneca undertakes to resolve any outstanding obligations to the FDA that were conditional to NDA approval or required under an enacted Pediatric Rule.

•
AstraZeneca will undertake to effect a change to the Prescribing Information to include either an indication, dosing recommendations or label text when mandated by the FDA or when such action is necessary in AstraZeneca's Reasonable Opinion. AstraZeneca will, however, consult with Prometheus to agree upon the wording of any proposed label text, to the extent that it is logistically possible, to the FDA, but AstraZeneca reserves the sole right to finalize the text.

•
Prometheus may have a representative participate in any substantive meeting with the FDA (subject to AstraZeneca and agency agreement) on the pediatric study (D9421C00703). AstraZeneca shall provide Prometheus with an agenda, briefing documents, and relevant correspondence prior to any such meeting. The Prometheus representative will agree to adhere to AstraZeneca's lead person's meeting strategy (including spokesperson responsibilities).

•
Prometheus may have a representative on the AstraZeneca workstream for pediatric study (D9421C00703). The workstream strategy, objectives and resource allocation will be determined solely by the AstraZeneca workstream lead.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

33

•
The pediatric study (D9421C00703) shall be funded by and conducted by (or on behalf of) [***], and [***] shall be responsible for supplying Product for the pediatric study (D9421C00703).

c)
Additional Clinical & Preclinical Studies

•
Prometheus cannot sponsor nor undertake pre-clinical studies with budesonide.

•
The Parties recognize that Prometheus may wish to conduct Phase IV/post marketing Studies that are designed around approved indications/claims and conducted by Prometheus, or as investigator sponsored studies, where an IND is not required, at Prometheus' sole expense with regard to the Product. Prometheus agrees that it shall not perform, procure the performance or in any way be involved in any other clinical studies with respect to the Product other than the Studies set out in the preceding sentence.

•
The process and procedures for Prometheus to conduct studies outside of those discussed above can be negotiated in the future if needed. No IND Studies or studies outside of the approved label can be conducted by Prometheus, or through Prometheus as an investigator sponsored study without further agreements in place.

•
Prometheus agrees that it will conduct all Studies, and will insure any investigator sponsored Studies conducted under this Agreement are conducted with AstraZeneca's consent and such Studies are conducted in an ethically and scientifically acceptable manner, in accordance with the Study protocol and published guidelines and other generally accepted standards of good clinical practice and good medical practice, and all applicable federal, state and local laws, rules and regulations relating to the conduct of clinical investigations, including, without limitation, the Federal Food, Drug, and Cosmetic Act, as amended, and such other laws, rules and regulations pertaining to clinical investigations (including, without limitation, 21 CFR, Parts 50, 54, 56 and 312) and the protection of subject privacy.

•
For Studies that Prometheus wishes to conduct, Prometheus shall submit draft protocols, or in the case of investigator sponsored studies, robust study outlines for such Studies to AstraZeneca not less than [***] prior to commencement of such Studies, and Prometheus shall not commence any such Studies without first obtaining AstraZeneca's written approval (which shall not be unreasonably withheld or delayed). If AstraZeneca is unable to provide approval in the allotted timeframe, it shall notify Prometheus and the Parties will negotiate in good faith a reasonable extension for review not to exceed [***]. In order to facilitate finalization, a joint team may meet after the review to discuss the protocol and decide on the path forward.

•
Prior to commencement of all Studies, Prometheus shall promptly provide AstraZeneca with all final protocols and IRB approved informed consents used in connection with any Studies.

•
AstraZeneca may audit clinical study sites and study documentation.

•
Prometheus shall provide [***] updates of trial progress.

•
Prometheus shall disclose to AstraZeneca all results, data, improvements, know how, information, and intellectual property of any kind resulting from or in connection with any such Studies conducted by or on behalf of Prometheus.

•
Prometheus is obliged to report the final Study results as a draft Clinical Study Report ("CSR") within [***] of last patient completing the study. If Prometheus is unable to provide the CSR in the allotted timeframe, it shall notify AstraZeneca and the Parties will negotiate in good faith a reasonable extension not the exceed [***]. AstraZeneca will review the final report and provide feedback within [***] of receipt. If AstraZeneca is unable to provide feedback in the allotted

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

34

  timeframe, it shall notify Prometheus and the Parties will negotiate in good faith a reasonable extension for review, which shall not exceed thirty (30) days.

•
Publications from clinical studies conducted by Prometheus can be undertaken at Prometheus' sole cost. Prior to submission to the publisher, the publication will be provided to AstraZeneca for review. AstraZeneca will review the publication for its confidential information or patentable inventions within [***] of receipt. If AstraZeneca is unable to provide feedback in the allotted timeframe, it shall notify Prometheus and the Parties will negotiate in good faith a reasonable extension for review, which extension shall not exceed [***]. AstraZeneca has the right to modify the publication to protect any confidential information or patentable inventions of AstraZeneca. AstraZeneca has the right to publish a study conducted by Prometheus (which publication must be consistent with the study results) if Prometheus decides not to publish, subject to Prometheus' right to review and modify the publication in order to protect Prometheus' confidential information or patentable inventions in accordance with the same procedures set out above; provided that AstraZeneca provides appropriate credit to Prometheus for the study in a form and manner mutually agreed upon by the Parties.

•
Clinical supplies are subject to the same lead times as commercial product and are therefore subject to the same forecasting/ordering timelines (see Schedule R (Order and Delivery Timetables). Maximum quantities of such clinical supplies are encompassed in the quantities set forth on Schedule O (Maximum Quantities of Product and Sample Product).

•
Clinical trial ADEs/reporting, see Schedule Z (Safety Requirement Agreement).

d)
Pharmaceutical Product Development

AstraZeneca has the right to undertake CMC modifications that it deems necessary to maintain supply of the Product or meet FDA requirements or to improve manufacturing processes.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

35

SCHEDULE N

[Image of Product Label]

36

SCHEDULE O

MAXIMUM QUANTITIES OF PRODUCT AND SAMPLE PRODUCT

  Maximum Product Quantities Per Year:

	Sales Year 1	Sales Year 2	Sales Year 3	Sales Year 4	Sales Year 5 & thereafter
Entocort CR 100ct. bottle (0702-10)	[***]	[***]	[***]	[***]	[***]
Entocort CR Physician Samples 2 X 6 count bottles (0702-12)	[***]*	[***]*	[***]*	[***]*	[***]*

*
Prior to the implementation of any changes to the Sample configuration, the Parties will discuss in good faith changes to the maximum product quantities available in such new Sample configuration. Such good faith discussions will adjust the maximum quantities available in the number of Sample packs associated with such configuration change in proportion to the number of capsules in the old Sample pack versus the new (e.g. if the old Sample pack contains 12 capsules (2 bottles/six capsules per bottle) and the new Sample pack contains 6 capsules (1 bottle/six capsule per bottle), the new annual maximum would be [***] packs (a pack consisting of one bottle/six capsules per bottle).

  Maximum Product Quantities Per Month:

	Sales Year 1	Sales Year 2	Sales Year 3	Sales Year 4	Sales Year 5 & thereafter
Entocort CR 100ct. bottle (0702-10)	[***]	[***]	[***]	[***]	[***]
Entocort CR Physician Samples 2 X 6 count bottles (0702-12)	[***]*	[***]*	[***]*	[***]*	[***]*

*
Prior to the implementation of any changes to the Sample configuration, the Parties will discuss in good faith changes to the maximum product quantities available in such new Sample configuration. Such good faith discussions will adjust the maximum quantities available in the number of Sample packs associated with such configuration change in proportion to the number of capsules in the old Sample pack versus the new (e.g. if the old Sample pack contains 12 capsules (2 bottles/six capsules per bottle) and the new Sample pack contains 6 capsules (1 bottle/six capsule per bottle), the new monthly maximum would be [***] packs (a pack consisting of one bottle/six capsules per bottle).

  Notes:

    •
    Orders placed based on delivery schedule are required to be in multiples of full lots. Reference Schedule D for packaging case / pallet information.

    •
    Average bulk capsule lot size is [***] capsules

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

37

SCHEDULE P

COMPLIANCE WITH THIRD PARTY OBLIGATIONS

Monthly Sales Report

        Within four (4) Business Days after the end of each month, a statement identifying estimated units of sales, estimated Gross Sales, all itemized estimated deductions as defined in Net Sales, and estimated Net Sales by NDC with respect to such month. Prometheus shall use Diligent Efforts to submit a "final" statement within twenty (20) days after the end of the aforementioned month.

Quarterly Sales Report

        Within twenty (20) days after the end of each calendar quarter, a statement identifying units of sales, Gross Sales, all itemized deductions as defined in Net Sales, and Net Sales by NDC with respect to such calendar quarter.

Annual Sales Report

        After the end of each calendar year, but not later than February 15 of the following calendar year, a statement identifying units of sales, Product Sales, all deductions as defined in Net Sales, and Net Sales by NDC with respect to such calendar year; provided however, that such statement shall be preliminary and non-binding in nature, and subject to revision pursuant to Prometheus' financial audit. A final statement of Net Sales that agrees to Prometheus' audited financial statement shall be furnished within fifteen (15) days of the issuance of the auditor's opinion.

        The deductions to arrive at Net Sales shall be on an accrual basis in accordance with US GAAP.

        Three (3) year and five (5) year forecasts (or for the remainder of the Term, if shorter) of Product Sales and Net Sales due annually on October 1st as required pursuant to Section 6.1.2 and Section 8.11 of the Agreement.

Annual Promotional Expenses Report

        After the end of each calendar year, but not later than February 15th of the following calendar year, a statement identifying the total expenses by category for advertising and promotions including the cost of Samples and the Product Sales Force; provided, however, that such statement shall be preliminary and non-binding in nature, and subject to revision pursuant to Prometheus' financial audit. A final statement of expenses by category for advertising and promotions shall be furnished within fifteen (15) days of the issuance of the auditor's opinion. The Product Sales Force cost will equal the number of relevant PDEs costed at [***] dollars ($[***]) per PDE throughout the Term.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

38

SCHEDULE Q

INSURANCE

        Each party shall maintain product liability insurance with a minimum limit of [***] dollars ($[***]). The Parties shall maintain other insurance in connection with its business as is commercially reasonable, including with respect to, worker's compensation insurance.

        If requested by the other Party, the insured Party shall furnish a Certificate of Insurance evidencing the product liability coverage required under this Schedule Q during the Term of the Agreement, including any renewal periods. The other Party must be provided written notice within thirty (30) days of any lapse, cancellation or termination of the product liability insurance coverage required herein.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

39

SCHEDULE R

ORDER AND DELIVERY TIMELINES

Date	Purchase Order due for	Firm Forecast due for	Forecast due for	Purchase Order monthly quantities to be delivered no later than
Within 3 Business Days following the Effective Date	[***]	[***]	[***]	[***]

January 1	[***]	[***]	[***]	[***]
April 1	[***]	[***]	[***]	[***]
July 1	[***]	[***]	[***]	[***]
October 1	[***]	[***]	[***]	[***]

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

40

SCHEDULE S

PIPELINE INVENTORY ADJUSTMENT FORMULAS

I.    Definitions

1.
Bottle means a one hundred (100) count bottle of retail Product.

2.
Factory Bottles means actual direct sales of Bottles in the Territory to the wholesalers and distributors as well as to institutions and to retail stores during a given period.

3.
Rx Bottles Sold means the number of Bottles of retail Product dispensed as calculated by dividing integrated or extended unit data provided by IMS, which data shall be provided as supporting documentation by AstraZeneca free of cost to Prometheus with respect to any such calculation, by the Bottle size of one hundred (100) during a given period.

Returned Bottles means the actual number of Bottles returned during a given period.

4.
Average Daily Usage means the number of Bottles dispensed in a period as calculated by dividing the Rx Bottles Sold by the number of calendar days in such period.

5.

6.
Pipeline Days means the number of days of Product projected to be in the pipeline as defined below.

II.    Pipeline Inventory Adjustment as of the First Sales Booking Date

In order to calculate the Pipeline Days:

  1.
  The Parties agree that the number of Bottles estimated to be held by wholesalers, distributors, institutions and retail chains as of September 30, 2004 is [***] Bottles.

  2.
  The pipeline as of the First Sales Booking Date shall be determined by adjusting the agreed amount in Paragraph II. 1. above for the intervening period from September 30, 2004 to the First Sales Booking Date (this intervening period is referred to as the "Period") by:

  a.
  adding the [***] sold during the Period, then

  b.
  subtracting the [***] Sold during the Period, and then

  c.
  subtracting the [***] received during the Period.

    AstraZeneca shall not take any actions during the Period to encourage speculative stockpiling of the Product by wholesalers.

  3.
  To estimate the number of days in the pipeline, the ending pipeline amount calculated in Paragraph II. 2. shall be divided by the [***], the resultant number, rounded to the nearest whole number, being "AstraZeneca Pipeline Days."

  4.
  As soon as possible after the First Sales Booking Date, Prometheus will request inventory data from the major wholesalers. Such inventory data will be used to extrapolate the total inventory held by all wholesalers and distributors in proportion to [***] of the Product to such major wholesalers as compared to [***] of the Product during the six-month period ending December 31, 2004. To estimate the number of days in the pipeline, this extrapolated inventory shall be divided by [***], the resultant number, rounded to the nearest whole number, being "Wholesaler Pipeline Days."

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

41

  5.
  If the difference between the AstraZeneca Pipeline Days and the Wholesaler Pipeline Days is less than [***]%, then AstraZeneca Pipeline Days shall be used as Pipeline Days. If the difference between the AstraZeneca Pipeline Days and the Wholesaler Pipeline Days is [***]% to [***]%, then the average of the AstraZeneca Pipeline Days and the Wholesaler Pipeline Days rounded to the nearest whole day shall be used as Pipeline Days. If the difference between the AstraZeneca Pipeline Days and the Wholesaler Pipeline Days is greater than [***]%, then AstraZeneca and Prometheus will work to identify the basis for such difference and shall negotiate in good faith the number of days determined to be Pipeline Days.

  6.
  To the extent the Pipeline Days exceed [***] days ("Excess Pipeline Days") as of the First Sales Booking Date, an amount will be due to Prometheus, within [***] days after AstraZeneca's receipt of the applicable wholesaler inventory information, equal to [***]%1 of the product of (x) the number of Excess Pipeline Days times (y) the Average Daily Usage for the Period and times (z) the wholesale acquisition cost ("WAC") on a per Bottle basis on the First Sales Booking Date. Such payment due Prometheus (if any) shall be made no later than [***] after the First Sales Booking Date.

In Sales Year 1, a dollar amount (the "Pipeline Sales Adjustment") equal to [***] multiplied by (i) [***], (ii) [***] and (iii) [***] percent ([***]%) shall be deemed Net Sales in calculating Baseline Sales, Tier 2 Revenues and Termination Baseline Sales; however, although such Pipeline Sales Adjustment shall be included in determining the appropriate royalty tier and rate, [***].

III.    Pipeline Inventory Adjustment Following Termination

In order to calculate the Pipeline Days as of the termination date of the Agreement:

  7.
  The Parties will extrapolate from the inventory information provided by the major wholesalers closest to the termination date of the Agreement (the "Inventory Date"), the number of Bottles estimated to be held by wholesalers, distributors, institutions and retail chains as of the Inventory Date (as described in Paragraph II. 4. above).

1
[***]:

[***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]%

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

42

  8.
  The pipeline as of the termination date shall be determined by adjusting the agreed amount in Paragraph III. 1. above for the intervening period from the Inventory Date to the termination date of the Agreement (this intervening period is referred to as "Period 2") by:

  a.
  adding the [***] sold during Period 2, then

  b.
  subtracting the [***] sold during Period 2, and then

  c.
  subtracting the [***] received during Period 2

    Prometheus shall not take any actions during Period 2 to encourage speculative stockpiling of the Product by wholesalers.

  9.
  To estimate the number of days in the pipeline, the ending pipeline amount calculated in Paragraph III. 2. shall be divided by [***] for the last [***] days prior to the termination date, the resultant number, rounded to the nearest whole number, being the "Pipeline Days" to be used in connection with Schedule J on termination of the Agreement.

  10.
  To the extent the Pipeline Days exceed [***] days ("PLI Excess Pipeline Days") as of the termination date, an amount will be due to AstraZeneca, within [***] days after Prometheus' receipt of the applicable wholesaler inventory information, equal to [***]%1 of the product of (x) the number of PLI Excess Pipeline Days times (y) the Average Daily Usage for the [***] days of Period 2 prior to the termination date and times (z) the WAC on a per Bottle basis on the termination date. Such payment due AstraZeneca (if any) shall be made within [***] after the termination date.

IV.    Miscellaneous

AstraZeneca and Prometheus will work together in good faith to attempt to limit wholesaler and distributor purchases of Product during the period after the Effective Date and before the First Sales Booking Date to levels consistent with average purchase levels for the Product during the previous six month period taking into account Product sales growth over that same period.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

43

SCHEDULE T

Promotional Materials Expiration Dates

PRA #	New PRA# (if req)	Item Name	Exp. Date	PCS Avail	Status
222741		Thomsen Reprint	10/5/2005	4000	Approved for use
221650		Campieri Reprint	7/21/2005	4000	Approved for use
221652		Greenberg Reprint	7/21/2005	4000	Approved for use
221651		Rutgeerts Reprint	7/21/2005	4000	Approved for use
210208	222742	Adis International Reprint	10/7/2005	1675	Approved for use
212848		Farmer Reprint	6/29/2005	3739	Approved for use
212849		Edsbacker Reprint	6/29/2005	4390	Approved for use
214977		Sandborn Reprint	8/30/2005	1160	Approved for use
215628		Ahmad Reprint	8/30/2005	2166	Approved for use
217136		CVA Refresh—Entocort EC	1/21/2005	375	Approved for use
217403		CVA User's Guide	7/7/2005	0	On hold
217137		Clinical Sell Sheet Refresh—Entocort EC	2/4/2005	4000	Approved for use(1)
217139		Dosing Card Refresh—Entocort EC	2/4/2005	4000	Approved for use(1)
217266		Addendum to Responding Feedback	3/17/2005	318	Approved for use
217465		Entocort EC Full Prescribing Information	2/11/2005	10000	Approved for use(1)
217265		Reprint Trainer	5/3/2005	200	Approved for use(2)
222744		Crohn's Disease Folder to hold unbranded brochures		1000	In PRA review(1)
218014		Treatment Algorithm Cling Sheet	10/5/2005	0	Approved for use
222745		CD Brochure: Now you know. Its Crohn's disease		1000	In PRA review(1)
222746		CD Brochure: Are we there yet. Traveling with Crohn's.		1000	In PRA review(1)
222747		CD Brochure: Straight talk about Crohn's disease		1000	In PRA review(1)
222748		CD Brochure: Crohn's Disease Resource Guide		1000	In PRA review(1)
222749		Patient Tear Sheet: How ENTOCORT EC works	10/7/2005	4000	Approved for use(1)
211112	222752	Entocort EC Branded Patient Brochure with FTO		0	Draft; Waiting for PLI decision
213975		Entocort EC Emphasis Mtg—Competitor Sheet	8/31/2005	200	Approved for use(1)
214225		Entocort EC Emphasis Mtg—CD vs. UC Cheat Sheet	8/31/2005	495	Approved for use
N/A		Entocort EC web site (www.entocort.com)	N/A	N/A	Approved for use

(1)
Will print with PLI logo and part numbers after the contract Effective Date.

(2)
Waiting on production specifications.

        Note:    As soon as reasonably possible after the Effective Date but in any event within thirty (30) days prior to the First Sales Booking Date, AstraZeneca shall provide Prometheus with PMS colors and high resolution art file for the applicable Promotional Materials list.

44

SCHEDULE U

[***]

Two pages have been omitted pursuant to a request for confidential treatment.

***
Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

45

SCHEDULE V

OVERSIGHT AND OPERATIONS COMMITTEES

a) Oversight Committee

        The Oversight Committee will be comprised of eight (8) members, four (4) from each Party with a chairperson nominated by AstraZeneca. The initial nominees will be represented by the following functions/persons from AstraZeneca:

  a)
  Finance—[***]

  b)
  Commercial—[***]

  c)
  Operations—[***]

  d)
  Regulatory/Clinical—[***]

        The initial nominees will be represented by the following functions/persons from Prometheus:

  –
  Finance—[***]

  –
  Commercial—[***]

  –
  Operations—[***]

  –
  Regulatory/Clinical—[***]

        Oversight Committee members will represent their respective companies and have appropriate decision-making authority.

b) Operations Committee

        The Operations Committee will be comprised of six (6) members, three (3) from each Party with a chairperson appointed by Prometheus. The initial nominees will be represented by the following functions/persons from AstraZeneca:

e)
Commercial—[***]

f)
Supply Chain Operations—[***]

g)
Finance—[***]

        The initial nominees will be represented by the following functions/persons from Prometheus:

    •
    Commercial—[***]

    •
    Supply Chain Operations—[***]

    •
    Finance—[***]

        The Operations Committee members will have detailed working knowledge of the Product.

c) Additional Persons

        Each Party may have present at the meetings of the Operations Committee and Oversight Committee additional persons that such Party reasonably deems to be necessary and appropriate to achieving the purpose of the respective committee and the applicable meeting.

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

46

SCHEDULE W

Training and Compliance

        Prometheus shall conduct training for all applicable employees that have responsibilities with respect to the Product (including the Product Sales Force) in the following required areas (where relevant to such employee's job duties):

1.
Accuracy in government price reporting

•
Medicaid/FSS/VA etc. price reporting

2.
Avoidance of kickbacks and other illegal remuneration

•
Proper discounts and other remuneration to purchasers

•
Discounts, rebates and other price concessions

•
Product support services

•
Educational grants

•
Research funding

•
Proper formularies and formulary support activities

•
Payments to PBMs

•
Relationships with formulary committee members

•
Formulary placement payments

•
Average Wholesale Price

•
Avoidance of manipulation of the spread

•
Proper relationships with physicians and other persons/entities in a position to make or influence referrals/prescriptions

•
Access expenditures

•
Consultant payments

•
Switching arrangements

3.
Proper relationships with sales agents

4.
Drug samples compliance and accountability

5.
Adverse Event (see Schedule Z (Safety Reporting Requirement), Section III)

        Without limiting any of the AstraZeneca's obligations under the Agreement, all such training as described above shall be conducted, at Prometheus' sole expense, within ninety (90) days after the First Sales Booking Date. All applicable new hires that will have responsibilities with respect to the Promotion of the Product shall receive such training within ninety (90) days of hire. Prometheus shall maintain accurate and complete records as to such training to enable AstraZeneca to determine Prometheus' compliance hereunder, in accordance with Prometheus' customary procedures with respect to such records. AstraZeneca reserves the right to audit, pursuant to Section 30.4 of the Agreement, Prometheus' records to ensure compliance with the requirements of this Schedule throughout the Term. Strictly for the purposes of Section 30.4 of the Agreement and the foregoing audit right, five (5) Business Days' advance notice shall be deemed reasonable advance notice.

47

SCHEDULE X
PROMETHEUS DISCLOSURE SCHEDULE

        Prometheus has nothing to disclose as an exception under Sections 2.7.5 or 2.7.6 of the Agreement.

48

SCHEDULE Y
QUALITY AGREEMENT

ENTOCORT® EC Capsules

Dated as of

19 November 2004

By and Between

PROMETHEUS LABORATORIES INC.

And

ASTRAZENECA LP

49

QUALITY AGREEMENT

        This Quality Agreement ("Quality Agreement") supplements the provisions of the Agreement ("Agreement"), between Prometheus Laboratories Inc., ("Prometheus") and AstraZeneca LP ("AstraZeneca"), relating to the marketing, distribution and promotion of ENTOCORT EC Capsules ("Product") by Prometheus.

        This Quality Agreement takes the form of a detailed checklist of the activities associated with the distribution, warehousing and promotion of the Product. Responsibility for each activity is assigned to either AstraZeneca and/or Prometheus in the appropriate box in the Delegation Responsibility Checklist that follows. To facilitate routine communications between the parties, a list of contacts is provided in Attachment A. For each responsibility listed, the respective party is required to put into effect all applicable procedures and take all necessary actions to effectuate such responsibility in accordance with cGMPs and applicable local, state and federal laws.

        This Quality Agreement is subject to the terms of the Agreement. In the event of any inconsistency between this Quality Agreement and the Agreement, the Agreement shall control, except that any dispute arising out of or relating to this Quality Agreement (other than a dispute regarding an inconsistency as aforesaid) shall be governed by Article 7 of this Quality Agreement.

        Nothing in this Quality Agreement shall limit, diminish, or affect in any way a party's obligation to comply with cGMPs and applicable local, state and federal laws including, without limitation, the guidance and directives set forth in: (i) FDA regulations for current good manufacturing practices as contained in 21 CFR Parts 210, 211; ii) 21 CFR Part 11; (iii) FDA Regulatory Inspection Guides; (iv) FDA Guidance for Industry; (v) Applicable State Boards of Pharmacy; and (vi) the Prescription Drug Marketing Act, as amended.

        This Quality Agreement shall continue in effect until the termination of the Agreement; or such time that Prometheus no longer has the right to market, distribute, and promote the Product.

RESPONSIBILITY DELEGATION CHECKLIST	2
1.0 REGULATORY AUTHORIZATIONS AND COMMUNICATIONS	2
2.0 GMP COMPLIANCE	2
2.1 Organization and Personnel	2
2.2 Buildings and Facilities	3
2.3 Equipment and Utility Services	3
3.0 PROCESS CONTROLS	3
3.1 PRODUCT Retains	4
3.2 Change Control	4
4.0 QUALITY ASSURANCE/CONTROL	5
4.1 Records Retention	5
4.2 Customer Complaints and Adverse Events	5
4.3 Market Actions	6
4.4 Annual Product Reviews	7
5.0 PRODUCT DISTRIBUTION	7
5.1 Stop Shipment	8
5.2 PRODUCT Disposition/Rejection/Destruction	8
6.0 ASTRAZENECA OVERSIGHT	8
6.1 Audits	8
6.2 Regulatory Inspections/Notifications	9
6.3 SITE Presence	10
6.4 Review & Revision of Quality Agreement	10
7.0 DISPUTE RESOLUTION	10
8.0 STABILITY STUDIES	10
ATTACHMENTS
ROUTINE COMMUNICATION CONTACTS
CHANGE REQUEST NOTIFICATION AND APPROVAL FORM
REQUIREMENTS FOR CERTIFICATE OF COMPLIANCE
STOP SHIPMENT ORDER

DEFINITIONS

        Terms used and defined in the Agreement will be shown in all capital letter format within this Quality Agreement. References to specific sections of the Agreement are provided for guidance and are not intended to be exclusive references. Capitalized terms that are not otherwise defined herein shall have the meaning set forth in the Agreement.

        CMC—shall mean the Chemistry, Manufacturing and Controls section of the New Drug Application.

        CGMP—shall mean the current good manufacturing practices applicable to the manufacture, testing, packaging, storage, handling and/or transportation of the PRODUCT pursuant to all applicable laws, rules or regulations in force in the Territory including the Code of Federal Regulations Title 21.

        EFFECTIVE DATE—shall mean the Effective Date of the Agreement.

        FDA—shall mean the Federal Food and Drug Administration of the United States.

        FORMULATION—shall mean the formulation, manufacturing, testing, packaging and labeling of the finished dosage form PRODUCT.

        NDA—shall mean the New Drug Application for the PRODUCT requesting permission to place a drug on the market in accordance with 21 CFR 314 and all supplements filed pursuant to the requirements of the FDA.

        NDA Field Alert—shall mean a post marketing report required by 21 CFR 314.81(b)(1).

        PACKAGING—with correlative meanings, means the process of inspecting, packaging, packing and labeling the PRODUCT.

        PRODUCT—shall mean the Product, which shall, where context permits, also include Sample Product.

        PRODUCT SPECIFICATIONS—shall mean the specifications for the PRODUCT.

        REGULATORY APPROVALS—means all permissions and authorizations that are necessary for the manufacture, testing, packaging, labeling, promotion, use, distribution, sale and compliance matters in respect of and as regards to the manufacture, testing, packaging, promotion, marketing, and sale of the Product in the Territory.

        REGULATORY AUTHORITIES—means the governmental or other authorities in the Territory responsible for the regulation and registration of pharmaceutical product, including the grant of Regulatory Approvals.

        SIGNIFICANT PRODUCT QUALITY EVENT—an event such as, but not limited to, a stability failure, which could indicate that the PRODUCT is in violation of the FD&C Act.

        SUBSTANCE—shall mean the Substance (i.e., the pharmaceutical active chemical substance known as budesonide).

        USP—means the current United States Pharmacopeia.

RESPONSIBILITY DELEGATION CHECKLIST

RESPONSIBILITIES		Prometheus	AstraZeneca
• 1.0 Regulatory Authorizations and Communications
1.0.1	Will maintain all registrations, licenses and authorizations as are required by applicable laws to operate cGMP pharmaceutical manufacturing sites for the FORMULATION and PACKAGING of the PRODUCT.		X
1.0.2	Will act as liaison with FDA for the REGULATORY APPROVALs, maintenance and updating of SPECIFICATIONS, CMC data, and FORMULATION in the NDA pursuant to Section 4.1 of the Agreement.		X
1.0.3	Will ensure that all SPECIFICATIONS, CMC DATA and formulation contained in the master production records comply with the NDA.		X
1.0.4	Will maintain the drug listing for the PRODUCT.	X as distributor	X as manufacturer
1.0.5	Will obtain and maintain Site registration numbers from FDA and provide Prometheus with all Site information necessary to maintain the drug listing for the PRODUCT.		X
1.0.6	Will prepare and submit post-marketing annual reports to FDA in accordance with applicable Laws, pursuant to Section 4.1 of the Agreement.		X
1.0.7	Will provide copies, upon request of any documentation or information within its possession necessary for either party to maintain NDA, registrations, and to respond to inquiries by FDA relating to the PRODUCT pursuant to Section 4.6 of the Agreement.	X	X
1.0.8	Will maintain all registrations, licenses and authorizations as are required by applicable federal, state and local Laws to store, transport and distribute the PRODUCT.	X
• 2.0 GMP Compliance
• 2.1 Organization and Personnel
2.1.1	Subject to Section 4.1 of the Agreement, will maintain quality control units with the responsibility and authority to approve or reject the SUBSTANCE, raw materials, intermediates, PRODUCT, master production records, and production batch records.		X
2.1.2	Will ensure that all personnel engaged in the manufacturing, testing, packaging and labeling of the PRODUCT shall have the education, training and experience sufficient to perform their assigned functions in accordance with applicable Laws.		X
2.1.3	Will ensure that all personnel engaged in the storage, handling, distribution, and PROMOTION of the PRODUCT shall have the education, training and experience sufficient to perform their assigned functions in accordance with applicable Laws.	X	X

2

2.1.4	Represents and warrants to AstraZeneca that Prometheus has not been debarred and is not subject to debarment and will not use in any capacity, in connection with the distribution, warehousing, marketing, PROMOTION of the PRODUCT under the Agreement, any person who has been debarred pursuant to Section 306 of the FD&C Act, or who is the subject of a conviction described in such section (or undergoes any analogous proceedings under any foreign counterpart).	X
• 2.2 Buildings and Facilities
2.2.1	Will FORMULATE, PACKAGE and store the PRODUCT at the following addresses ("SITES"):

ENTOCORT EC Capsules:
Formulation-
AstraZeneca LP
S-151 85
Södertälje, Sweden

Packaging-
AstraZeneca Pharmaceuticals LP
587 Old Baltimore Pike
	Newark, DE 19702		X
2.2.2	Will ensure that any buildings and building systems (for example, lighting, ventilation, water, etc.) used in FORMULATION and PACKAGING of PRODUCT will be of suitable design, size, construction and location to manufacture PRODUCT in accordance with applicable Laws (e.g., cGMP).		X
2.2.3	Will store and warehouse the PRODUCT in the SITE(S) located at the following address: Integrated Commercialization Solutions ("ICS") 5051 Commerce Crossing Drive Louisville, KY 40229	X
• 2.3 Equipment and Utility Services
2.3.1	Will operate warehouses used to store PRODUCT in compliance with CGMP.	X	X
2.3.2	Will perform temperature mapping studies of warehouses, perform continuous temperature monitoring of warehouses and store PRODUCT in compliance with PRODUCT labeling and USP.	X	X
2.3.3	Will validate ancillary warehouse equipment and utilities, including but not limited to computers relevant to the Product.	X	X
2.3.4	Will implement and operate warehousing and distribution operations in a manner to prevent diversion and counterfeiting of PRODUCT.	X	X
• 3.0 Process Controls
3.0.1	Will have the primary responsibility to FORMULATE and PACKAGE the PRODUCT in accordance with cGMPs, the master production records, PRODUCT SPECIFICATIONS, CMC DATA, and the NDA.		X

3

• 3.1 PRODUCT Retains
3.1.1	Will retain reference PRODUCT samples for [***] beyond PRODUCT expiry date.		X
• 3.2 Change Control
3.2.1	Will submit Change Request Notification and Approval form ("Form"), provided in Attachment B, with respect to proposed material changes to the labeling, warehouse facilities, and transport conditions, related to the PRODUCT to AstraZeneca for review and approval (such approval not to be unreasonably withheld or delayed), prior to the implementation of such changes and the submission of any such changes to the FDA (if necessary). See Article 1.0 of this Quality Agreement for changes driven by FDA requirements.	X
3.2.2	Will submit changes to FDA (if necessary) and communicate approval to other party. Will notify Prometheus in advance of any proposed labeling changes.		X
3.2.3	Will provide AstraZeneca with all information related to the marketing, distribution and PROMOTION of PRODUCT required for AstraZeneca to perform its regulatory functions regarding NDA requirements.	X
3.2.4	Will provide Prometheus with written approval or rejection of proposed changes using the Form in Attachment B.		X
3.2.5	Will not implement proposed changes to labeling, warehouse, and transport conditions until a written change request approval is received from AstraZeneca.	X
3.2.6	For those changes required to comply with applicable Laws and FDA requirements, AstraZeneca will notify Prometheus of such requirements within [***] after AstraZeneca becomes aware of the need for such change. Prometheus' consent may not be required for such changes.		X

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

RESPONSIBILITIES		Prometheus	AstraZeneca
3.2.7	Will use a unique batch number as defined by an AstraZeneca procedure for numbering each batch of each PRODUCT. This number shall appear on PRODUCT and on all documentation relating to the particular batch of such PRODUCT. Will inform Prometheus about changes in assigning lot numbers by prior written notice.		X
3.2.8	Will not use any subcontractor (except those approved subcontractors as set forth on Attachment E) for the storage, warehousing, promotion, and PDMA compliance services for PRODUCT without the prior written consent of AstraZeneca (which consent will not be unreasonably withheld) in accordance with Section 3.2 of this Quality Agreement. If AstraZeneca consents to the use of a subcontractor, AstraZeneca shall agree upon change control procedures applicable to use of the subcontractor.	X
• 4.0 Quality Assurance/Control
4.0.1	Will be responsible for final quality control release of packaged PRODUCT to the market and shall analyze, test and release, and conduct other quality control procedures in accordance with its customary quality control procedures and as required by applicable Law.		X
4.0.2	Will provide a Certificate of Compliance to Prometheus for each batch as outlined in Attachment C.		X
• 4.1 Records Retention
4.1.1	Will store and require its subcontractors (if applicable) to store all cGMP records in compliance with applicable Laws.	X	X
4.1.2	Will store and require its subcontractors (if applicable) to store all warehousing and distribution records in compliance with applicable Laws. Will retain (and require its subcontractors to retain) distribution records for [***] past expiration date of PRODUCT. Will provide copies of retained documentation to AstraZeneca within [***] of receiving a request therefore from AstraZeneca in connection with an inspection by a Regulatory Authority, a recall, or a significant quality event. In all other circumstances, within [***] of receiving a reasonable request therefore from AstraZeneca.	X
• 4.2 Customer Complaints and Adverse Events
4.2.1	Will maintain procedures and satisfactory quality control standards and record keeping practices for receiving and handling PRODUCT quality complaints (PQCs) and adverse events.	X	X
4.2.2	Will collect and log all information relating to PQCs and adverse events.	X	X

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

RESPONSIBILITIES		Prometheus	AstraZeneca
4.2.3	Will report all adverse events to AstraZeneca according to separate Safety Information Agreement.	X
4.2.4	Will report all PRODUCT Quality Complaints to AstraZeneca Contact in Appendix A within [***] of receipt via facsimile or E-mail. Emergency Complaints must be reported within [***].	X
4.2.5	Will investigate PQCs related to the FORMULATION and PACKAGING of PRODUCT and assist Prometheus in resolving all PQCs.		X
4.2.6	Will perform an investigation of complaints and adverse events related to the holding and distribution of PRODUCT.	X
4.2.7	Will provide Prometheus with a written investigation summary for each PQC relating to the FORMULATION and PACKAGING of PRODUCT, within [***] after receipt of written notification of complaints.		X
4.2.8	Will provide customer with a written letter summarizing the results of the investigation relating to the PQC related to the PRODUCT.	X
• 4.3 Market Actions
4.3.1	Each Company will notify the other within [***], or as soon thereafter as reasonably practicable, of any information which may affect the safety or the continued marketing of the PRODUCT, including without limitation, any information concerning:
    A) any incident that would cause any PRODUCT or its labeling to be mistaken for, or applied to, another article,
    B) any bacteriological contamination, or any significant chemical, physical, or other change or deterioration in such PRODUCT, or any failure of one or more distributed batches of PRODUCT to meet the specifications in the applicable Regulatory Filing,
    C) any other matter that would require the submission of an NDA Field Alert report to FDA,
    D) any other matter that would require a report to FDA concerning distributed PRODUCT.
	Prometheus will provide AstraZeneca with a completed investigation report for any event leading to market action as soon as reasonably practicable, and, in any case, in time for AstraZeneca to meet any required regulatory timeframe specified by AstraZeneca.	X	X
4.3.2	Responsible for the notification of NDA Field Alert events related to PRODUCT to the FDA.		X
4.3.3	Responsible for decision to initiate recall or PRODUCT withdrawal, pursuant to Section 16 of the Agreement.		X

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6

RESPONSIBILITIES		Prometheus	AstraZeneca
4.3.4	Will abide by AstraZeneca's decision to recall the PRODUCT and fully cooperate with AstraZeneca's requests for information required to prepare recall strategy and to inform FDA of recall.	X
4.3.5	Responsible for notification of recall or PRODUCT withdrawal to the FDA.		X
4.3.6	Responsible for providing Prometheus, with recall communication and customer notifications/actions necessary.		X
4.3.7	Responsible for management of recall or PRODUCT withdrawal, including notification of all Prometheus consignees, pursuant to Section 16.1 of the Agreement.	X
4.3.8	Responsible for notifying local FDA District of Recall (if necessary).	X
4.3.9	Responsible for securing recalled PRODUCT under Prometheus' control to limit further distribution.	X
4.3.10	Responsible for recall effectiveness checks.	X
4.3.11	To the extent practicable, will cooperate on the establishment and implementation of procedures and programs reasonably designed to reduce the risk of PRODUCT parallel imports, diversion and counterfeiting.	X	X
4.3.12	Responsible for notifying AstraZeneca of recall termination.	X
• 4.4 Annual Product Reviews
4.4.1	Responsible for the performance of chemical and/or PRODUCT annual reviews.		• X
4.4.2	Will provide AstraZeneca with distribution data required to perform cGMP annual PRODUCT reviews and NDA annual report as reasonably requested by AstraZeneca	X	•
• 5.0 PRODUCT Distribution
5.0.1	Will maintain (and require its subcontractors to maintain) commercially reasonable quality control standards and record keeping practices, including procedures for the storage, handling and transportation of PRODUCT.	• X
5.0.2	Will maintain complete and accurate computerized records of PRODUCT (including sample PRODUCT) distribution in the Territory pursuant to Section 12.1 of the Agreement.	• X
5.0.3	Will ensure PRODUCT is stored and transported under appropriate conditions of temperature, humidity and light until PRODUCT is shipped to customer.	• X
5.0.4	Will process PRODUCT returns according to Section 14 of the Agreement.	X
5.05	Will develop a procedure for handling shipping errors and returns that does not compromise the safety, efficacy, or quality of the PRODUCT.	X
5.06	Will ensure PRODUCT is stored and transported under appropriate conditions of temperature, humidity and light until PRODUCT is delivered to Prometheus.		X

7

• 5.1 Stop Shipment		•
5.1.1	In the event of a significant product quality event, will notify Prometheus of PRODUCT lot related stop shipment via Stop Shipment Form (Attachment D).		• X
5.1.2	Will stop shipment of all PRODUCT due to a recall, withdrawal or quality issue upon request by AstraZeneca within [***] of receipt of stop shipment Notice. Will provide AstraZeneca with written confirmation of stop shipment via the Stop Shipment Form (Attachment D).	X	•
5.1.3	In the event of a stop shipment caused by a significant PRODUCT quality event or adverse event, will notify AstraZeneca Quality Assurance Contact (Attachment A) within [***].	X	•
• 5.2 PRODUCT Disposition/Rejection/Destruction		•
5.2.1	Will maintain a certificate of destruction certifying that rejected, outdated, expired PRODUCT has been destroyed in accordance with applicable laws and regulations. Will permit AstraZeneca to inspect the destruction records during audits (see Section 6.1 of this Quality Agreement).	X	•
• 6.0 Oversight
• 6.1 Audits. Notwithstanding anything contained in this Schedule, all audits shall be subject to the terms and conditions of Section 30.4 of the Agreement.
6.1.1	Will permit and support quality audits by AstraZeneca, or its authorized representatives, pursuant to Section 15.5 of the Agreement.	X
6.1.2	Will provide reasonable prior notice to Prometheus for scheduling quality audits.		X
6.1.3	Will support additional audits as reasonably requested by AstraZeneca to address specific quality problems related to the PRODUCT or in response to FDA requirements.	X
6.1.4	During audits, will provide access to all areas within the sites where handling, storage, warehousing and distribution of PRODUCT and related documentation occur.	X
6.1.5	Will provide Prometheus a written report detailing observations and conclusions arising from AstraZeneca quality audit of Prometheus (and its subcontractors).		X
6.1.6	Will provide a written response, including proposed corrective actions, within [***] of receipt of a written report on audit observations and conclusions. As soon as reasonably practicable, but in any event, within [***], correct all non-conforming issues.	X

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8

RESPONSIBILITIES		Prometheus	AstraZeneca
6.1.7	Will discuss and agree on corrective action plans to address audit observations and conclusions.	X	X
6.1.8	Will have the right to audit any warehouses or facilities utilized by Prometheus and related to the services (including PDMA) provided by the Prometheus under this Quality Agreement		X
6.1.9	Will perform routine audits of subcontractors utilized by Prometheus and related to the storage, distribution, PROMOTION, and PDMA compliance services for PRODUCT, including but not limited to recall vendors, reverse distributors, drug destruction vendors, and warehouses.	X
• 6.2 Regulatory Inspections/Notifications
6.2.1	Will notify AstraZeneca within [***], or as soon thereafter as reasonably practicable, of learning of any proposed inspection or visit of the Site in Section 2.2.3 of this Quality Agreement or corporate headquarters by the FDA specific to distribution of PRODUCT, pursuant to Section 15.4 of the Agreement and shall provide AstraZeneca with a copy of any notification received from FDA in advance of the inspection.	X
6.2.2	Will notify AstraZeneca as soon as reasonably practicable after the commencement of any unannounced visit or inspection of the SITE in Section 2.2.3 of this Quality Agreement or corporate headquarters by the FDA specific to storage, distribution, marketing or PROMOTION of PRODUCT.	X
6.2.3	If reasonably practicable and agreed by both parties, will permit one or more representative(s) of AstraZeneca to be on-site for the portion of an inspection by the FDA specific to PRODUCT.	X
6.2.4	Will notify AstraZeneca within [***] after Prometheus' receipt of a written FDA request for PRODUCT SAMPLES or PRODUCT warehousing, distribution, product complaint or adverse event records, or as soon thereafter as reasonably practicable, and will not, unless and except to the extent under applicable laws, rules or regulations, provide such material to FDA until the notification is made. Will provide AstraZeneca with a copy of FDA's request for PRODUCT SAMPLES. Where practicably possible, will retain duplicate SAMPLES of PRODUCT sampled by FDA and provide SAMPLES to AstraZeneca.	X

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9

RESPONSIBILITIES		Prometheus	AstraZeneca
6.2.5	Pursuant to Section 4.4 of the Agreement, will notify other party within [***] from receipt, of written notice regarding any threatened violation of law or regulation related to the PRODUCT or pending action by the FDA or REGULATORY AUTHORITIES relating to or potentially impacting the PRODUCT, or as soon thereafter as reasonably practicable.	X	X
6.2.6	After the FDA inspection, will provide AstraZeneca with a summary of those issues covered by the inspection and copies of any reports submitted to or received from FDA during or after the inspection, to the extent related to the PRODUCT.	X
6.2.7	Will cooperate in the development and review of responses required by the FDA and relating to warehousing, distribution and PROMOTION of PRODUCT prior to submission to the FDA. Nothing contained within this article shall restrict the right of either party to make a timely report of such matter to the FDA or take other action that it deems to be appropriate or required by applicable law, rule or regulation.	X	X
6.2.8	Will provide Prometheus with the reports of FDA or REGULATORY AGENCIES that could contain information that materially impairs AstraZeneca's ability to supply PRODUCT, and/or Prometheus to Promote the PRODUCT under the Agreement.		X
• 6.3 SITE Presence
6.3.1	If agreed in writing by both Parties, will permit AstraZeneca representatives to be present at the SITES during the distribution of the PRODUCT for observational purposes only.	X
• 6.4 Review & Revision of Quality Agreement
6.4.1	Will initiate meeting to review this Quality Agreement on an annual basis.		X
6.4.2	Will meet to review the Quality Agreement on an annual basis unless required sooner to incorporate new FDA requirements.	X	X
6.4.3	Will obtain written approval from both parties for any amendments to the Quality Agreement.	X	X
6.4.4	Will provide revision control of the Quality Agreement.	•	X
• • 7.0 Dispute Resolution
7.0.1	Will attempt to resolve amicably any dispute arising out of or relating to this Quality Agreement by escalating such disputes to senior executives within the quality organizations of both Parties. Any dispute, controversy or claim among the Parties arising out of or related to this Quality Agreement, shall be settled subject to Section 30.11 of the Agreement.	X	X
• • 8.0 Stability Studies
8.1	Will conduct PRODUCT stability studies in accordance with CGMP and the applicable Regulatory Filings.		X

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10

        IN WITNESS WHEREOF, the parties hereto have caused this Quality Agreement to be executed by their duly authorized representatives as of the EFFECTIVE DATE.

• AstraZeneca LP
Position:

• Name:

Signature:

Date:

• Prometheus Laboratories Inc.
Position:

Name:

Signature:

Date:

11

ATTACHMENTS

Attachment A—Prometheus /AstraZeneca

    •    Routine Communication Contacts

Activity	• Prometheus	AstraZeneca
• Product Release	[***]	[***]
•
• Regulatory Actions and Inspections	[***]	[***]
• Dispute Resolution	•	•
• Testing and Analysis	•	•
• Samples (Analytical)	•	•
Audits	[***]	[***]
Change Control	[***]	[***]
Product Quality Complaints	[***]	[***]
Recalls
Stop Shipments
Physician Samples	[***]	[***]
Quality Agreement Review	[***]	[***]

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment B

    •    Change Request Notification and Approval Form

Initiator Change Request Information:

1. GENERAL INFORMATION:

Company:	Product Supplied

Address	Date:

Phone:

Fax:

2. Target Date for Full Scale Implementation

3. Will Sample Be Available?	☐ Yes	☐ No	If Yes, Date sample available

4. CHANGE DESCRIPTION: (Attach more info as required)

Current:

Proposed:

5. TECHNICAL INFO—Describe relevant technical information. (Attach more info as required)

6. Justification For Change:

7. SUMMARY CHECKLIST:

☐ Yes	☐ No	Cleaning Validation Impact? (if yes, technical info must describe cleaning validation plan)
☐ Yes	☐ No	Equipment Validation Impact? (if yes, technical info must describe equipment validation plan)
☐ Yes	☐ No	Process Validation Impact? (if yes, technical info must describe process validation plan)
☐ Yes	☐ No	Analytical Method Impact? (if yes, technical info must describe analytical method impact)
☐ Yes	☐ No	Change in Quality? (E.g. chemical composition, impurity profile, shelf life)? (If yes, technical info must describe any quality impact)
Initiator Signature:	Title:	Date:

Initiator Printed Name:

Reviewer Response/Additional Requirements:

☐ Yes	☐ No	Acceptable based on information provided
☐ Yes	☐ No	Additional Requirements? If yes, see requirements specified below.

Additional Requirements: (if "Yes" above)

Approver Signature:	Title:	Date:

Approver Printed Name:

Attachment C

    •    Requirements for Certificate of Compliance

        A Certificate of Compliance may include information such as:

  •
  PRODUCT name, strength and dosage form.

  •
  NDC number, PRODUCT code, part number (as applicable).

  •
  Lot or batch number.

  d)
  Total Quantity of PRODUCT Released.

  •
  Certification that the PRODUCT was manufactured in compliance with the Quality Agreement and current Good Manufacturing Practices.

  •
  Quality Assurance release statement signed and dated.

Attachment D

    •    Stop Shipment Order

AstraZeneca [LOGO]	Stop Shipment Order

TO:    Prometheus

FROM:    [AstraZeneca Contact]

SUBJECT:    Stop Shipment of Product—[Product Description]
                      Stop shipment number: SS-            -

        Please immediately discontinue distribution of the following product, and move all quantities of the product into HOLD status.

NDC/Item Number	Product Description	Lot Number	Quantity on Hand

(Date)
(insert name)
Director Trade Customer Operations / Director Sample Customer Operations.
cc:	Manager, QA Product Services Sr. Director, Customer Relations & Services Director, Supplier Relations and Services

Distributor: Acknowledge that product has been put on HOLD within [***]: Complete the section below to acknowledge that all affected product has been put on hold. Fax to (302)-886-1771, (302)-886-8035 and to (302)-886-3152.
(Printed Name)	(Location)

(Title)

(Signature)	(Date)

[Optional: Distributor: Provide a file that includes one record for each shipment: consignee name, city, state, NDC number, lot number, quantity shipped, date shipped and customer number. The file must also include total quantity shipped per lot. Send within [***] of request.]
Distributor: Determine quantity on hand within 1 Business Day. Enter quantity on hand on the table above and complete the section below. Fax to (302)-886-1771, (302) 886-8035 and to (302)-886-3152.
(Printed Name)	(Location)

(Title)

(Signature)	(Date)

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment E

    •    Approved Subcontractors

Subcontractor	Services Provided
[***]	PDMA Compliance
[***]	PDMA Compliance
[***]	PDMA Compliance
[***]	PDMA Compliance
[***]	Third Party Logistics and Returns Management
[***]	Third Party Logistics and Returns Management
[***]	Third Party Logistics and Returns Management
[***]	Third Party Logistics and Returns Management

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AstraZeneca [LOGO]

SCHEDULE Z

SAFETY REPORTING AGREEMENT: THE MANAGEMENT OF PHARMACOVIGILANCE RESPONSIBILITIES BETWEEN ASTRAZENECA LP AND PROMETHEUS LABORATORIES FOR ENTOCORT® EC (BUDESONIDE) CAPSULES

Effective Date:	Supersedes: N/A

  Scope and Background

  This Safety Reporting Agreement ("Safety Agreement") for ENTOCORT® EC (budesonide) Capsules (the "Product") is made effective as of the 1st day of January 2005 by and between AstraZeneca LP ("AZLP") and Prometheus Laboratories Inc., ("Prometheus").

  In consideration of the mutual covenants contained in this Safety Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, AZLP and Prometheus (each a "Party" and collectively the "Parties"), intending to be legally bound, agree as follows:

  This Safety Agreement sets forth the Parties' respective rights and obligations with respect to the collection, transmission, evaluation, surveillance, and reporting of Adverse Drug Experiences ("AE") information under the Distribution Agreement between Prometheus and AZLP. The provisions set forth herein are intended to satisfy regulatory requirements for AE reporting for the Product. These provisions shall not be construed to restrict either Party's ability to take action that it deems to be appropriate or required of it under any applicable laws, rules and regulations ("Applicable Law").

  This Safety Agreement and the Distribution Agreement shall be read together. Notwithstanding Section 30.5 of the Distribution Agreement, in the event of a safety-related conflict between this Safety Agreement and the Distribution Agreement, this Safety Agreement shall control. Except as expressly provided in this Safety Agreement, the Distribution Agreement shall remain in full force and effect, unaffected hereby. Any capitalized terms not otherwise defined herein shall have the meaning set forth in the Distribution Agreement.

  This Safety Agreement is divided into the following sections:

Section I:	General Information
Section II:	Definitions
Section III:	Reporting of AE Information from Prometheus to AZLP
Section IV:	Reconciliation Reports Concerning the Product
Section V:	Periodic Safety Update Reports
Section VI:	Reporting to Regulatory Agencies
Section VII:	Access To And Audit Of AE Information Relating to the Product
Section VIII:	Safety Queries From Regulatory Authorities
Section IX:	Literature Articles
Section X:	Miscellaneous

APPLICABLE TO:

AstraZeneca LP Drug Safety Department, Wilmington, DE
AstraZeneca LP Information Center, Wilmington, DE
Prometheus Laboratories Medical, Regulatory & Medical Affairs, San Diego, CA

ATTACHMENTS

#1 Responsible Party Listing
#2 Deviation Notification Form
#3 AE Information Template

Section I: General Information

        AZLP owns the NDA for the Product and shall be solely responsible for maintaining the worldwide safety database, for worldwide safety reporting responsibilities, and for reporting AEs to the NDA for the Product, in conformance with Applicable Law.

        Prometheus will be responsible for the training and documentation of such training of all members of its sales force on the requirements associated with AE reporting for the Product. Prometheus will be responsible for forwarding all AEs for the Product, reported by its sales force, that occurs in the Territory to AZLP as outlined in Section III. Non-sale force entities (customers, healthcare providers) should be instructed to report events to AZLP Information Center. In the event that a non-sale force entity is unwilling to contact AZLP Information Center to report an event, Prometheus should report such event as outlined in Section III.

        Prometheus agrees to provide to AZLP all information provided by the person or entity reporting the event. Prometheus agrees to provide to AZLP originals of all documentation relevant to the reported adverse event that Prometheus receives from the person or entity that reports the adverse event.

        AZLP and Prometheus will be responsible for maintenance and retention of documents according to their respective company policies and as required by Applicable Law.

        Both AZLP and Prometheus agree to maintain appropriate administrative, technical, and physical safeguards to reasonably safeguard patients' data privacy and comply with Applicable Law.

        Changes to labeling will be governed by the terms of the Distribution Agreement and/or Applicable Law.

Section II: Definitions

Date Learned:

        The date of receipt of initial and/or follow-up AE information (e.g., telephone call, letter, fax, etc.) by an employee or agent of AZLP. For regulatory reporting requirements, Prometheus employees are not considered employees, agents, or contractors of AZLP.

Serious and Non-serious Adverse Drug Experience:

        Shall have the meaning set forth in the FDA's IND safety reporting and NDA post marketing reporting regulations, 21 C.F.R. 312.32 and 314.80, respectively, as they may be amended from time to time.

Life-threatening Adverse Drug Experience (21 C.F.R. 314.80):

        Any adverse drug experience that places the patient, in view of the initial reporter, at immediate risk of death. It does not include an adverse drug experience that, had it occurred in a more severe form, might have caused death.

Lack of Effect:

        Reports describing the failure to produce the expected pharmacological action for marketed products.

Medication Errors:

        Any preventable event that may cause or lead to inappropriate medication use or patient harm while the medication is in the control of the health care professional, patient, or consumer. Such events may be related to professional practice, health care products, procedures, and systems, including prescribing; order communication; product labeling, packaging, and nomenclature; compounding; dispensing; distribution; administration; education; monitoring; and use.

Valid Case:

        A Valid Case is one that includes, at a minimum, a suspect drug, an event, an identifiable reporting source, and an identifiable subject.

        For example:

  •
  A report of a patient experiencing unspecified injury or irreparable damage does not meet the criterion for an event until more specific information about the event can be determined.

  •
  An email address alone does not constitute a valid reporting source.

  •
  Secondary or hearsay reporting sources, e.g., 'I heard that someone else had a case of' are only considered identifiable if they concern a health care professional with a known name or location.

  •
  An identifiable subject requires, at least, gender, age, age category (elderly), date of birth, initials, social security, medical record or other identifying number.

        Regardless of what information Prometheus is able to obtain, it is imperative that Prometheus provides all of the reporter's details to enable AZLP to obtain the necessary additional details.

        Prometheus should report events regardless of whether the events are in the prescribing label.

Section III: Reporting of AE Information from Prometheus to AZLP

A.    Adverse Drug Experience

  1.
  Prometheus' sales force will report AEs to Prometheus Medical Affairs, hereafter "Prometheus MA".

  2.
  Upon receipt of an AE regarding the Product, Prometheus MA will capture the event information on the AZLP provided template (Attachment #3). Each adverse event form will be assigned an unique case (identification) number by Prometheus. Prometheus will transmit the information for all cases to AZLP Drug Safety ("AZLP DS") via secure e-mail at (Drug Safety @ DSE—GENERAL ISSUES) or fax (302-886-4114).

  3.
  Prometheus MA will transmit information regarding AEs according to the schedule below:

Fatal/life threatening AEs	Marketed use/Clinical study*	[***]**
Other AEs (serious and non-serious)	Marketed use/Clinical study*	Within 5 calendar days of receipt

    *
    See below for information regarding Investigator Initiated Studies.

    **
    [***]

    *** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

  4.
  Prometheus MA will indicate if any missing information is either unknown or was not reported at the time. AZLP DS will perform request for follow up of missing information according to standard AZLP DS procedures.

  5.
  Prometheus MA will forward original and supporting documents (i.e., questionnaires, hospital records, etc.) via courier (Fed Ex, DHL, etc.) to the AZLP DS Operations contact according to the schedule above, Section IIIA (2).

  6.
  Prometheus MA will forward all events resulting from any Prometheus clinical trials, to AZLP DS according to the procedure outlined above, Section IIIA (2). Events resulting from such clinical trials will be processed according AZLP standard procedures.

  7.
  For Investigator Initiated Studies initiated by Prometheus, post AZLP approval of such studies, each investigator shall be responsible for reporting events to the FDA according to applicable Regulations and for providing copies of such reported events to AZLP DS according to the schedule above.

  8.
  AE reports from patients, consumers, and healthcare providers will be routed to AZLP Information Center, whenever possible. In the event that a patient, consumer, or healthcare provider is unwilling to directly contact AZLP Information Center, Prometheus MA should capture and forward all reported information as outlined above.

B.    Lack of Effect (LOE) AE

        Prometheus MA will forward LOE cases associated with AEs according to the reporting timeline outlined above, Section III. All efforts should be made to capture the Product lot numbers for LOE cases. LOE cases not associated with AEs should be managed according AZLP standard procedures.

Section IV: Reconciliation of Reports

        Beginning with the first month post the First Sales Booking, Prometheus MA will provide to AZLP tabulated monthly listings of all AEs reported to Prometheus. Such tabulated monthly listings will be used to reconcile the exchange of safety information between Prometheus MA and AZLP DS. Both Prometheus' assigned case numbers and AZLP DS case identification numbers will be used to cross-reference reports received.

        AZLP DS will review such listings within [***] of receipt and notify Prometheus MA, via phone of any omissions, inconsistencies, or deviations. For each noted incident of omission, inconsistency, or deviation, AZLP DS will provide to Prometheus MA a Deviation Notification Form to be completed by Prometheus MA, documenting the reason(s) and actions taken regarding the noted deviated event. (See Attachment #2)

Section V: Periodic Safety Update Report

        AZLP DS will prepare and submit to FDA, Periodic Safety Update Reports (PSURs) in ICH format with FDA-specific U.S. addenda for the Product in accordance with Applicable Law. A copy will be provided to Prometheus MA within [***] of submission to the FDA for its company files.

Section VI: Reporting to Regulatory Agencies

        The Parties will notify each other as promptly as possible, but in any event within [***], of any information received regarding any pending or threatened inspection or action by the FDA or other governmental agency that might affect the Product or the continued manufacture including, without limitation, Packaging, distribution, marketing, sale or use of the Product. Upon receipt of such notice, the Parties will consult with each other in an effort to agree on a mutually acceptable procedure for taking appropriate action, provided that nothing herein shall be construed as restricting the right of either party to make a timely report of such matter to any governmental agency or take other actions that it deems appropriate under or required by Applicable Law. Each Party shall promptly provide Notice to the other Party of any material communication with any governmental agency concerning the Product.

        The Parties will be responsible for providing to each other the documentation and/or support necessary to address the concerns of FDA regarding the Product.

Section VII: Access To And Audit Of AE Information Relating to the Product

        During the Term of the Distribution Agreement and for a period of [***] thereafter, pursuant to Section 30.4 of the Distribution Agreement, each Party, at its sole expense and upon reasonable notice and during normal business hours, will be entitled to audit and inspect records and procedures that are maintained in connection with AE surveillance, receipt, evaluation, and reporting related to the Product. During the Term of the Distribution Agreement audit reports will be issued and discussed between the Parties and corrective actions implemented, if needed, as determined by agreement between both Parties.

Section VIII: Safety Queries From Regulatory Authorities

        Prometheus will forward to AZLP DS all queries from regulatory authorities regarding the safety of the Product within two (2) Business Days.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

        AZLP DS will acknowledge to Prometheus receipt of such safety inquiry no later than two (2) Business Days. AZLP will address safety inquiries according to its standard procedures and will provide Prometheus documentation regarding the resolutions of inquiries received.

Section IX: Literature Articles

        AZLP DS is responsible for performing searches of published literature and complying with all regulatory safety-reporting requirements related to literature sources.

Section X: Miscellaneous

        The Parties may amend the provisions of this Safety Agreement at any time, by mutual written agreement, to ensure that they comply with Applicable Law or for any other reason.

        Each Party shall transmit to the other Party any new or different reporting procedures governing AE reporting, including changes in Applicable Law, within [***] after such first Party learns thereof.

        The provisions of this Safety Agreement shall be subject to the confidentiality obligations of the Distribution Agreement.

        Each Party shall promptly (within [***]) notify the other Party of any significant safety issues related to the Product.

        This Safety Agreement and the respective responsibilities of the Parties shall continue in effect until the latest of (a) the expiration or earlier termination of the Distribution Agreement, (b) the first anniversary of the latest expiration date of any quantity of the Product distributed under the Distribution Agreement, and (c) with respect to all ongoing clinical trials, until such clinical trials are completed.

        The expiration or termination of this Safety Agreement shall be without prejudice to any rights or obligations of the Parties that may have accrued prior to the termination and, except as otherwise expressly provided herein, shall not limit any rights or remedies that may be available by law or otherwise. Upon the termination or expiration of this Safety Agreement, each Party shall at its expense, promptly return to the other Party all of such other Party's Confidential Information, in the possession of, or under the control of, such first Party.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT #1

RESPONSIBLE PARTY LISTING

        It is agreed that AZPLP and Prometheus will notify each other in writing within 30 Business Days of changes associated with the personnel listed below.

AstraZeneca	Prometheus
[***]
[***]
[***]	[***]
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[***]	[***]
[***]	[***]
[***]
[***]
[***]
[***]
[***]
[***]

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT #2

DEVIATION NOTIFICATION FORM

Product Name: ENTOCORT® EC Capsules

Prometheus AE Identification Number:

AstraZeneca AE Identification Number:

Date Received By Prometheus:

Date Received By AstraZeneca:

Reason(s) for late reporting to AstraZeneca:

☐	[***]	[***]

☐	[***]	[***]

☐	[***]

☐	[***]
	☐	[***]	☐	[***]
	[***]				☐	[***]	☐	[***]
☐	[***]
☐	[***]

☐	[***]
☐	[***]
[***]
[***]

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT #3

AE Information Template

AZLP Adverse Event Template

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***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPROVAL FORM

        THIS AGREEMENT IS EXECUTED by the authorized representatives of the Parties as of the date written below.

[***]	Date:
[***]	Date:

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE AA
EXCLUDED PROMETHEUS PRODUCTS

Imuran® tablets
Ridaura® capsules
Zyloprim® tablets
Helidac® compliance pack
Trandate® tablets
Trandate® injection

QuickLinks

  Exhibit 10.14
DISTRIBUTION AGREEMENT by and between AstraZeneca LP and Prometheus Laboratories Inc. DATE: November 19, 2004

SCHEDULE A DETAILS OF THE PRODUCT
SCHEDULE B BASELINE NET SALES/TIER 2 REVENUES/TERMINATION BASELINE SALES ($MILLION)
Schedule C Product Units, Sales and Net Sales Figures (November 2001 - September 2004)
SCHEDULE D PACKAGING CONFIGURATION
SCHEDULE E MINIMUM PDE REQUIREMENT AND MINIMUM A&P SPEND
Minimum Annual PDE Requirements
Minimum Quarterly PDE Requirements
Minimum A&P Spend Requirements
SCHEDULE E-1 CSO HIRING STANDARDS Sales Force Representative
SCHEDULE F PATENTS
SCHEDULE G MERCK & CO., INC. AFFILIATE DISTRIBUTION RIGHT GRANTED TO ASTRAZENECA
SCHEDULE H PROMETHEUS MARKETING CODE OF PRACTICE [***]
SCHEDULE I MEDICAL AND PRODUCT INFORMATION OBLIGATIONS OF ASTRAZENECA
SCHEDULE J Transition and Obligations Plan Regarding Managed Market Contracts
Sub-Schedule J-1 Sales Based Contracts
Sub-Schedule J-2 Utilization Based Contracts
Sub-Schedule J-3
Sub-Schedule J-4 Federal Government Contracts
Sub-Schedule J-5 Medicaid Contracts/Other State Pharmaceutical Assistance Contracts
Sub-Schedule J-6 AstraZeneca's Standard Contract Offering Document for PBMs and MCOs
SCHEDULE K INITIAL FIRM FORECAST AND DELIVERY SCHEDULE
SCHEDULE L PURCHASE PRICE
SCHEDULE M LIFE-CYCLE DEVELOPMENT
SCHEDULE N
SCHEDULE O MAXIMUM QUANTITIES OF PRODUCT AND SAMPLE PRODUCT
SCHEDULE P COMPLIANCE WITH THIRD PARTY OBLIGATIONS
SCHEDULE Q INSURANCE
SCHEDULE R ORDER AND DELIVERY TIMELINES
SCHEDULE S PIPELINE INVENTORY ADJUSTMENT FORMULAS
SCHEDULE T
Promotional Materials Expiration Dates
SCHEDULE U
SCHEDULE V OVERSIGHT AND OPERATIONS COMMITTEES
SCHEDULE W Training and Compliance
SCHEDULE X PROMETHEUS DISCLOSURE SCHEDULE
SCHEDULE Y QUALITY AGREEMENT ENTOCORT® EC Capsules
Dated as of 19 November 2004 By and Between PROMETHEUS LABORATORIES INC. And ASTRAZENECA LP
QUALITY AGREEMENT

DEFINITIONS
RESPONSIBILITY DELEGATION CHECKLIST
ATTACHMENTS
• Routine Communication Contacts
• Change Request Notification and Approval Form
• Requirements for Certificate of Compliance
• Stop Shipment Order
Attachment E • Approved Subcontractors
AstraZeneca [LOGO] SCHEDULE Z
RESPONSIBLE PARTY LISTING
DEVIATION NOTIFICATION FORM
AE Information Template
AZLP Adverse Event Template